April 28, 2004

Securities and Exchange Commission
450 5 Street, N.W.
Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-80975

Commissioners:

Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 7 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.


/s/


Tracy Michels
Assistant Vice President
Compliance


cc: Frederick R. Bellamy
    Sutherland Asbill & Brennan LLP

                         As filed with the Securities and Exchange Commission on April 29, 2003

========================================================================================================================

                                                                                         Registration File No. 333-80975
                                                                                                               811-05271

                                           SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, DC 20549

                                                    ---------------

                                                        FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                              [     ]

                                     PRE-EFFECTIVE AMENDMENT NO.  ___                                          [     ]

                                     POST-EFFECTIVE AMENDMENT NO.  _7__                                         [ X ]
                                                                    --

                                                         and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                                        ACT OF 1940                                            [     ]

                                     AMENDMENT NO.  ___4____                                                   [  X  ]

                                           (Check appropriate box or boxes.)

                                        Midland National Life Separate Account A
                                               (Exact name of registrant)

                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                                  (Name of depositor)
                                                   One Midland Plaza
                                          Sioux Falls, South Dakota 57193-9991
                                  (Address of depositor's principal executive offices)
                           Depositor's Telephone Number, including Area Code: (605) 335-5700

                             Steve Horvat, General Counsel                                  Copy to:
                        Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
                                   One Midland Plaza                            Sutherland Asbill & Brennan LLP
                          Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                    Washington, DC 20004-2415

                                     Approximate Date of Proposed Public Offering:
                    As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)

                   |X|      on May 1, 2004 pursuant to paragraph (b)

                   |_|      60 days after filing pursuant to paragraph (a)(i)

                   [ ]      on _____ pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                                         Title of Securities Being Registered:
                       Interests in Individual Flexible Premium Variable Life Insurance Policies


                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE

    Last Survivor Flexible Premium Variable Universal Life Insurance Contract

                                    Issued By:
                     Midland National Life Insurance Company

                    One Midland Plaza o Sioux Falls, SD 57193
        (605) 335-5700 (telephone) o (800) 872-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
            o (605) 335-3621 (facsimile for administrative requests)
              through the Midland National Life Separate Account A

Survivorship Variable Universal Life (the "contract") is a last survivor life insurance contract issued by Midland National Life Insurance Company. The contract:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if both of the two Insureds die while the contract is still inforce;

     o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract. If it is a Modified Endowment Contract, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:


     1.        Alger American Fund,
     2.        American Century Variable Portfolios, Inc.,
     3.        Fidelity's Variable Insurance Products Fund,
     4.        INVESCO Variable Investment Funds, Inc.,
     5.        Lord Abbett Series Fund, Inc.,
     6.        MFS(R)Variable Insurance Trusts,
     7.        PIMCO Variable Insurance Trust,  and
     8.        Van Eck Worldwide Insurance Trust


You can choose among the thirty-seven investment divisions listed on the following page.

Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2004


                                          SEPARATE ACCOUNT INVESTMENT PORTFOLIOS






Alger American Growth Portfolio                                 Fidelity VIP Investment Grade Bond Portfolio

Alger American Leveraged AllCap Portfolio                       Fidelity VIP MidCap Portfolio

Alger American Mid-Cap Growth Portfolio                         Fidelity VIP Money Market Portfolio

Alger American Small Capitalization Portfolio                   Fidelity VIP Overseas Portfolio

American Century VP Balanced Portfolio                          INVESCO VIF-Financial Services Fund

American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund

American Century VP Income & Growth Portfolio                   Lord Abbett Series Fund, Inc. Growth & Income Portfolio

American Century VP International Portfolio                     Lord Abbett Series Fund, Inc. International Portfolio

American Century VP Value Portfolio                             Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

Fidelity VIP Asset Manager Portfolio                            MFS VIT Emerging Growth Series

Fidelity VIP Asset Manager: Growth Portfolio                    MFS VIT Investors Trust Series

Fidelity VIP Balanced Portfolio                                 MFS VIT New Discovery Series

Fidelity VIP Contrafund(R)Portfolio                              MFS VIT Research Series

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT High Yield Portfolio

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Low Duration Portfolio

Fidelity VIP Growth Opportunities Portfolio                     PIMCO VIT Real Return Portfolio

Fidelity VIP Growth Portfolio                                   PIMCO VIT Total Return Portfolio

Fidelity VIP High Income Portfolio                              Van Eck Worldwide Hard Assets Fund

Fidelity VIP Index 500 Portfolio


This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                             Table of Contents

CONTRACT BENEFITS/RISK SUMMARY........................................................................................11
      CONTRACT BENEFITS...............................................................................................11
            Death Benefits............................................................................................11
            Flexible Premium Payments.................................................................................11
            Minimum Premium Benefit...................................................................................11
            Benefits of the Contract Fund.............................................................................12
            Tax Benefits..............................................................................................12
            Additional Benefits.......................................................................................13
            Your Right To Examine This Contract.......................................................................13
      CONTRACT RISKS..................................................................................................13
            Investment Risk...........................................................................................14
            Surrender Charge Risk.....................................................................................14
            Withdrawing Money.........................................................................................14
            Risk of Lapse.............................................................................................14
            Tax Risks.................................................................................................15
            Risk of Increases in Charges..............................................................................15
            Portfolio Risks...........................................................................................16
FEE TABLE.............................................................................................................16
SUMMARY OF SUVIVORSHIP VARIABLE UNIVERSAL LIFE........................................................................20
      DEATH BENEFIT OPTIONS...........................................................................................20
      FLEXIBLE PREMIUM PAYMENTS.......................................................................................21
      INVESTMENT CHOICES..............................................................................................21
      YOUR CONTRACT FUND..............................................................................................22
            Transfers.................................................................................................23
            Contract Loans............................................................................................23
            Withdrawing Money.........................................................................................23
            Surrendering Your Contract................................................................................24
      DEDUCTIONS AND CHARGES..........................................................................................24
            Deductions From Your Premiums.............................................................................24
            Deductions From Your Contract Fund........................................................................24
            Surrender Charges.........................................................................................25
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS......................................................................25
            Your Contract Can Lapse...................................................................................25
            Correspondence and Inquiries..............................................................................25
            State Variations..........................................................................................26
            Tax-Free "Section 1035" Exchanges.........................................................................26
DETAILED INFORMATION ABOUT SURVIVORSHIP VARIABLE UNIVERSAL LIFE.......................................................26
      INSURANCE FEATURES..............................................................................................26
            How the Contracts Differ From Whole Life Insurance........................................................27
            Application for Insurance.................................................................................27
            Death Benefit.............................................................................................27
            Notice and Proof of Death.................................................................................28
            Payment of Death Benefits.................................................................................28
            Maturity Benefit..........................................................................................29
            Changes In Survivorship Variable Universal Life...........................................................29
            Changing The Face Amount of Insurance.....................................................................29
            Changing Your Death Benefit Option........................................................................30
            When Contract Changes Go Into Effect......................................................................30
            Flexible Premium Payments.................................................................................31
            Allocation of Premiums....................................................................................32
            Additional Benefits.......................................................................................32
            Contract Split Option.....................................................................................33
            Extended Maturity Option..................................................................................33
      SEPARATE ACCOUNT INVESTMENT CHOICES.............................................................................34
            Our Separate Account And Its Investment Divisions.........................................................34
            The Funds.................................................................................................34
            Investment Policies Of The Portfolios.....................................................................34
            Effects of Market Timing..................................................................................42
            Charges In The Funds......................................................................................42
      USING YOUR CONTRACT FUND........................................................................................42
            The Contract Fund.........................................................................................42
            Amounts In Our Separate Account...........................................................................43
            How We Determine The Accumulation Unit Value..............................................................43
            Contract Fund Transactions................................................................................44
            Transfer Of Contract Fund.................................................................................44
            Transfer Limitations......................................................................................45
            Dollar Cost Averaging.....................................................................................47
            Portfolio Rebalancing.....................................................................................48
            Contract Loans............................................................................................48
            Withdrawing Money From Your Contract Fund.................................................................50
            Surrendering Your Contract................................................................................51
      THE GENERAL ACCOUNT.............................................................................................51
      DEDUCTIONS AND CHARGES..........................................................................................52
            Deductions From Your Premiums.............................................................................52
            Charges Against The Separate Account......................................................................53
            Monthly Deductions From Your Contract Fund................................................................53
            Transaction Charges.......................................................................................55
            How Contract Fund Charges Are Allocated...................................................................55
            Loan Charge...............................................................................................55
            Surrender Charge..........................................................................................56
            Portfolio Expenses........................................................................................56
TAX EFFECTS...........................................................................................................57
      INTRODUCTION....................................................................................................57
      TAX STATUS OF THE CONTRACT......................................................................................57
      TAX TREATMENT OF CONTRACT BENEFITS..............................................................................58
            In General................................................................................................58
            Modified Endowment Contracts..............................................................................58
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................58
            Distributions Other Than Death Benefits from Contracts That Are Not Modified Endowment Contracts..........59
            Investment in the Contract................................................................................59
            Contract Loans............................................................................................59
            Withholding...............................................................................................60
            Multiple Contracts........................................................................................60
            Continuation of Contract Beyond Age 100...................................................................60
            Business Uses of Contract.................................................................................60
            Split-Dollar Arrangements.................................................................................60
            Tax Shelter Regulations...................................................................................61
            Alternative Minimum Tax...................................................................................61
            Other Tax Considerations..................................................................................61
            Possible Tax Law Changes..................................................................................61
            Our Income Taxes..........................................................................................61
ADDITIONAL INFORMATION ABOUT THE CONTRACTS............................................................................61
      YOUR RIGHT TO EXAMINE THIS CONTRACT.............................................................................61
      YOUR CONTRACT CAN LAPSE.........................................................................................62
      YOU MAY REINSTATE YOUR CONTRACT.................................................................................62
      CONTRACT PERIODS AND ANNIVERSARIES..............................................................................63
      MATURITY DATE...................................................................................................63
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT.......................................................................63
      CHANGING THE SEPARATE ACCOUNT...................................................................................63
      LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT...................................................................64
      YOUR PAYMENT OPTIONS............................................................................................65
            Lump Sum Payments.........................................................................................65
            Optional Payment Methods..................................................................................65
      YOUR BENEFICIARY................................................................................................66
      ASSIGNING YOUR CONTRACT.........................................................................................66
      WHEN WE PAY PROCEEDS FROM THIS CONTRACT.........................................................................67
      CHANGE OF ADDRESS NOTIFICATION..................................................................................67
      YOUR VOTING RIGHTS AS AN OWNER..................................................................................67
      DISTRIBUTION OF THE CONTRACTS...................................................................................68
      LEGAL PROCEEDINGS...............................................................................................70
      FINANCIAL STATEMENTS............................................................................................70
ILLUSTRATIONS.........................................................................................................71
DEFINITIONS...........................................................................................................77
APPENDIX A............................................................................................................80


                         CONTRACT BENEFITS/RISK SUMMARY


In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the two persons who are covered by the contract as the "Insureds" or "Insured Persons", because the owner might not be one of the Insureds.


There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract.


This summary describes the contract's important risks and benefits. The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is inforce and that there is no outstanding contract loan.


CONTRACT BENEFITS

Death Benefits

Survivorship Variable Universal Life is life insurance on two Insureds. If the contract is inforce when the second of the two Insureds dies, We will pay a death benefit. No benefit is paid when the first Insured dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 27.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium based on the equal age. (See Appendix A for how the equal age is determined.) You need not pay premiums according to a planned schedule. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept any premium or a payment as low as $30.00 See "Flexible Premium Payments" on page 31.

Minimum Premium Benefit
During the minimum premium period (generally the first five contract years), Your contract will remain inforce as long as You meet the applicable minimum premium requirements. See "Premium Provisions During The Minimum Premium Period" on page 31.


Benefits of the Contract Fund

     o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any contract year is 50% of Your net cash surrender value (the contract fund minus any surrender charge and minus any contract debt) in any contract year. There may be tax consequences for making a partial withdrawal. See "Withdrawing Money From Your Contract Fund" on page 50.

     o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (the contract fund less the surrender charge less any outstanding contract debt). There may be tax consequences for surrendering your contract. See "Surrendering Your Contract" on page 51. See "Tax Effects" on page 57.

     o Contract Loans. You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge) minus any contract debt. Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 48. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "Tax Effects" on page 57.

     o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.There are additional limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 44.

     o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 47.

     o Portfolio Rebalancing. The Portfolio Rebalancing Option allows contract owners, who are not participating in a DCA program, to have Us automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See " Portfolio Rebalancing " on page 48.


Tax Benefits

We intend for the contract to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of contract fund (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

Contract Illustrations
There are sample illustrations at the end of this prospectus showing contract fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive personalized contract illustrations that reflect Your particular circumstances. These hypothetical illustrations should help You to:

     o understand the long-term effects of different levels of investment performance,

     o    understand the charges and deductions under the contract, and

     o    compare the contract to other life insurance contracts.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the contract in the early contract years. Therefore, You should not purchase the contract as a short-term investment or if You do not need the insurance protection. Your personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or contract fund values. Your actual contract fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.


Additional Benefits
Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

     o    death benefit guarantee to maturity;

     o additional survivor life insurance protection if both Insureds die during the first four years:

     o    insurance protection for one of the Insureds.

     o    additional survivor insurance

     o    contract split option

     o    extended maturity option


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.


Your Right To Examine This Contract
For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract for any reason. See "Your Right To Examine This Contract" on page 61.


CONTRACT RISKS

Investment Risk

Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your contract fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your contract fund with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees the contract fund in the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract fund in the near future.


This contract is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period lasts for 15 contract years after the date of issue or an increase in face amount (or attained equal age 95, if earlier). It is possible that You will receive no net cash surrender value if You surrender Your contract, especially in the first few contract years. See "Surrender Charge" on page 56.

Withdrawing Money
If You make a partial withdrawal, We may deduct a withdrawal charge if You make more than one withdrawal in any given contract year. The maximum partial withdrawal You can make is 50% of the net cash surrender value. The current minimum withdrawal amount is $200. Taxes and a tax penalty may apply.


Risk of Lapse

Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

   o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 31.

        Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 62.

   o Contract Loans. Your loan may affect whether Your contract remains inforce. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. For more details see "Contract Loans" on page 48. Taxes and a tax penalty may apply.

   o Surrender Charge Period. If You allow Your contract to lapse during the surrender charge period, We may deduct a surrender charge.


Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life insurance contracts is limited. Nevertheless, We believe that it is reasonable to conclude then that a contract should satisfy the applicable requirements.

Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax. See "Tax Effects" on page
57. You should consult a qualified tax advisor for assistance in all contract-related tax matters.

Risk of Increases in Charges
Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the contract will lapse increases and You may have to increase the premiums to keep the contract inforce.


Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE


The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the contract, exercise certain riders or transfer contract funds between investment divisions.


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Amount Deductediii

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                Charge                    When Charge Is Deducted          Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge                           Upon receipt of a premium     2.25% of each premium         2.25% of each premium
                                       payment.                      payment in all contract years.payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Federal Tax                            Upon receipt of a premium     1.50% of each premium         1.50% of each premium
                                       payment.                      payment in all contract years.payment in all contract years.

-----------------------------------------------------------------------------------------------------------------------------------
State Premium Tax                      Upon receipt of a premium     2.25% of each premium         2.25% of each premium
                                       payment.                      payment in all contract years payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------

Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                 payment where Civil Service   premium payment.              premium payment.
                                       Allotment is chosen.

-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargei                      At the time of surrender or   $3.50 up to $49.00 in the     $3.50 up to $49.00 in the
(Deferred Sales Charge)                lapse that occurs during the  first contract year per       first contract year per $1,000
                                       first 15 contract years.      $1,000 of face amount.ii      of face amount ii
Minimum and Maximum
-----------------------------------------------------------------------------------------------------------------------------------

Charge for a male Insured issue age    At the time of surrender or   $6.30 per $1,000 of face      $6.30 per $1,000 of face
40 combined with a female Insured      lapse that occurs  during the amount.                       amount.
issue age 40 with both Insureds in the first 15 contract years.
nonsmoker premium class in the first
contract year

-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn after the    amount withdrawn on any
                                                                     first withdrawal in a         withdrawal after the first one
                                                                     contract year.                in any contract year.
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the general account.       contract year.
-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------

                       Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Amount Deductediii

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                Charge                    When Charge Is Deducted       Charge
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargeiv             On the contract date and on   $0.002 up to $83.33 per  $0.0003 up to $83.33 per $1,000
                                       every monthly anniversary.    $1,000 of net amount at  of net amount at risk per month.
 Minimum and Maximum                                                 riskv per month.

-----------------------------------------------------------------------------------------------------------------------------------

Charges for a male Insured issue age   On the contract date and on   $0.0004 per $1,000 of    $0.00007 per $1,000 of net
40 combined with a female Insured      every monthly anniversary.    net amount at risk per   amount at risk per month.
issue age 40 with both Insureds in the                               month.
nonsmoker premium class in the first
contract year.

-----------------------------------------------------------------------------------------------------------------------------------
Contract Loads


-----------------------------------------------------------------------------------------------------------------------------------

Expense Charge                         On the contract date and on   $0.07 to $0.78 per       $0.07 to $0.78 per month per
                                       every monthly anniversary.    month per $1,000 of      $1,000 of total coveragevi for
Minimum and Maximum                                                  total coveragevi for     contract years 1-10.
                                                                     contract years 1-10.

-----------------------------------------------------------------------------------------------------------------------------------

Expense charge for a male Insured      On the contract date and on   $0.08 per $1,000 of      $0.08 per $1,000 of total coverage
issue age 40 combined with a female    every monthly anniversary.    total coverage for       for contract years 1-10.
Insured issue age 40 with both                                       contract years 1-10.
Insureds in the nonsmoker premium
class in the first contract year.

-----------------------------------------------------------------------------------------------------------------------------------
Contract Charge                        On the contract date and on   $10 per month in all     $10 per month in contract years
                                       every monthly anniversary.    contract years.          1-10 and $5 per month in contract
                                                                                              years thereafter.

-----------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadvii                On contract anniversary or    4.50% (annually) in      1.25% (annually) in contract years
                                       earlier, as applicable.viii   contract years 1-10; In  1-10; In contract years thereafter,
                                                                     contract years           it is 0.00% (annually) on loans of
                                                                     thereafter, it is 0.00%  earnings and 1.25% on everything
                                                                     (annually) on loans of   else.vii
                                                                     earnings and 4.50% on
                                                                     everything else.vii

-----------------------------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk             On each day the contract      Annual rate of 0.50% of  Annual rate of 0.50% of the
Charge                                 remains inforce.              the contract Separate    contract Separate Account assets
                                                                     Account assets in years  in years 1-10 and 0.25% in all
                                                                     1-10 and 0.25% in all    contract years thereafter.
                                                                     contract years
                                                                     thereafter.

-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesix
-----------------------------------------------------------------------------------------------------------------------------------
Additional 4-Year Survivor Rider       On rider contract date and    $0.02 up to $0.10 per    $0.02 up to $0.10 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of additional 4-Year
 Minimum and Maximum                   thereafter.                   additional 4-Year        survivor benefit selected.
                                                                     survivor benefit
                                                                     selected.

-----------------------------------------------------------------------------------------------------------------------------------

 Charge for a male Insured issue age   On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
 40 with a female Insured issue age    each monthly anniversary      $1,000 of additional     additional 4-Year survivor benefit.
 40 both Insureds in the nonsmoker     thereafter.                   4-Year survivor benefit.
 premium class in the first contract
 year following the rider contract date


-----------------------------------------------------------------------------------------------------------------------------------
Single Life Term Rider                 On rider contract date and    $0.05 up to $2.71 per    0.05 up to $2.71 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Single Life Term Rider
 Minimum and Maximum                   thereafter.                   Single Life Term Rider   death benefit.
                                                                     death benefit.

-----------------------------------------------------------------------------------------------------------------------------------

Charge for a male Insured attained     On rider contract date and    $0.10 per month per      $0.10 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of Additional     Additional Single Life Term Rider
class.                                 thereafter.                   Single Life Term Rider   death benefit.
                                                                     death benefit.

-----------------------------------------------------------------------------------------------------------------------------------

Guaranteed Death Benefit Rider         On rider contract date and    $0.06 per month per      $0.06 per month per $1,000 of
                                       each monthly anniversary      $1,000 of death benefit  death benefit selected on the base
                                       thereafter.                   selected on the base     Insureds and on any single life
                                                                     Insureds and on any      term rider.
                                                                     single life term rider.

-----------------------------------------------------------------------------------------------------------------------------------

Additional Survivor Term Rider         On rider contract date and    $0.0017 up to $83.33     $0.0017 up to $83.33 per $1,000
                                       each monthly anniversary      per $1,000 of net        of net amount at risk per month.
                                       thereafter.                   amount at risk per
                                                                     month.

-----------------------------------------------------------------------------------------------------------------------------------


i The surrender charge varies based upon the sex, issue age, and rating class of the Insured persons on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

ii These charges decrease gradually in contract years 2 through 15 to $0.00 for contract years 16 and thereafter.

iii These charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.

iv The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured persons at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance deduction applicable to Your contract. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

v As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

vi The total coverage is obtained by adding the specified face amount of insurance to the death benefit provided by the Additional 4-Year Survivor Insurance, if any.

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is guaranteed to be greater than or equal to 3.50% annually).

viii While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death. The "earnings" are equal to the contract fund less the premiums paid.

ix Charges for these riders may vary based on the contract duration, issue or attained age, sex, risk class of either one or both of the Insureds, and the rider benefit amount. Charges based on attained age may increase as the Insured(s) ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:
------------------------------------------------------------------------- --------------------- ----- ---------------------

                                                                                 Lowest                     Highest

------------------------------------------------------------------------- --------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1                                       0.29%           -           3.42%
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)

------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual                        0.29%           -           1.40%
Waivers and Reimbursements 2
(total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2003. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2004.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza

                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts" on page 68.


                 SUMMARY OF SUVIVORSHIP VARIABLE Universal LIFE

DEATH BENEFIT OPTIONS


Survivorship Variable Universal Life provides life insurance on two Insureds. If the contract is inforce, upon the death of the second Insured, We will pay a death benefit. No benefit is paid when the first Insured person dies. You choose between two death benefit options:


     o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


You also choose between two corridor percentages that might, in come circumstances, pay an even larger death benefit. See "Death Benefit" on page 27.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your contract inforce by paying a certain amount of premiums.


The minimum face amount is $200,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue based on the equal age (See Appendix A on page 80 for how We determine equal age). We are not required to accept any premium or a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 31..


INVESTMENT CHOICES


You may allocate Your contract fund to up to ten of the 37 available investment divisions.

You bear the complete investment risk for all amounts allocated to any of these investment divisions. For more information, see "The Funds" on page 34. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 51.

For more information, see "The Funds" on page 34.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a sales charge, a premium tax, a federal tax and any service charges as described in the "Deductions From Your Premiums" section on page 52. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

     o    the amount and frequency of premium payments,

     o monthly deductions for the cost of insurance, additional benefits, and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    impact of loans, and

     o    impact of partial withdrawals.

There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page 42.


Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a contract year. There are other limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 44. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.


Contract Loans

You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge). Your contract will be the sole security for the loan. Contract loan interest accrues daily at an annually adjusted rate. See "Contract Loans" on page 48. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "Tax Effects" on page 57.


Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of the net cash surrender value. The net cash surrender value is the cash surrender value (Your contract fund minus any surrender charge) minus any outstanding loan and loan interest due. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25 for each additional withdrawal). See "Withdrawing Money From Your Contract Fund" on page 50. Withdrawals and surrenders may have negative tax effects. See "Tax Effects" on page 57. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender your contract or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your contract, especially in the first few contract years. Taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 51.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.25% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. We also charge a 2.25% state premium tax on each premium payment and 1.50% for federal taxes. We may decrease these charges depending on Our taxes. We may vary the premium tax by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cent) service charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 52.


Deductions From Your Contract Fund
We deduct certain amounts from Your contract fund each month. These are:


     o a contract charge of $10.00 (currently, We plan to reduce this charge to $5.00 after the 10th contract year but this reduction is not guaranteed).

     o an expense charge that is based upon each Insured person's issue age, sex, risk class, and the face amount of insurance under Your contract

     o a cost of insurance deduction. The amount of this charge is based on each Insured person's issue age, sex, risk class, the contract duration, and the face amount of insurance under Your contract; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a contract year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Contract Fund" on page 53.


We also deduct a daily charge at an annual rate of 0.50% of the assets in every investment division. This rate will decrease to 0.25% after the 10th contract year. This charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period (this period is the earlier of 15 years or the attained equal age of 95). If You keep this contract inforce for the surrender charge period, then You will not incur a surrender charge.

The surrender charge varies by the equal age (Appendix A describes how the equal age of a contract is determined) of the contract as determined at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your contract and gradually decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 contract years after date of issue or an increase in face amount, or the attained equal age of 95). The amount of the surrender charge in the first year is, for example, $5.20 per $1,000 of face amount for equal age 33 but it is $49.00 per $1,000 for equal age
85. The maximum first year surrender charge for all contracts, per $1,000 of face amount, occurs at equal age 85. The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your contract form, for the appropriate contract year, times the appropriate face amount of insurance and dividing by 1,000. If You change Your face amount of insurance after Your contract is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the life of Your contract. See "Surrender Charge" on page 56 for samples of the per $1,000 of face amount charge for various equal ages.



ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse

Your contract remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if you do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). The net cash surrender value is the contract fund minus any surrender charges minus any contract debt. See "Your Contract Can Lapse" on page 62.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in the face amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                         Sioux Falls, South Dakota 57193


You may send correspondence and transaction requests to Us at Our Executive Office by facsimile ((605) 373-8557 for transaction requests or (605) 335-3621 for administrative requests) or telephone ((800) 272-1642). Any requests for partial withdrawals, transfers, and surrenders sent to another number may not be considered received at Our Executive Office. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. We may record all telephone requests. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.


State Variations
Certain provisions of the contracts may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges
You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise).

         DETAILED INFORMATION ABOUT SURVIVORSHIP VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Survivorship Variable Universal Life contract. There may be contractual variances because of requirements of the state where Your contract is issued.

How the Contracts Differ From Whole Life Insurance

Survivorship Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The contract differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, the contract has two types of death benefit options. You may switch back and forth between these options. The contract also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Survivorship Variable Universal Life is called `last survivor' or `survivorship' because no death benefit is paid until the last, `surviving' Insured dies. No death benefit is paid and no adjustment will be made when just one Insured dies.


Finally, Survivorship Variable Universal Life is "variable" because the contract fund and other benefits will vary up or down, depending on the investment performance of the portfolios You select. You bear the risk of poor performance, but You get the benefit of good performance.

Application for Insurance

To apply for a contract You must submit a completed application on both Insureds. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the premiums paid plus interest credited. The maximum individual issue age is 85 and the minimum individual issue age is 20. The maximum Equal Age is 85 and the minimum Equal Age is 20. The Equal Age of the contract is a single age which is derived from the two individual ages, substandard ratings, risk classes and sexes of the two Insureds on the contract. We will determine the Equal Age for each contract as shown in Appendix A.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when your net premium is allocated among Our General Account and/or investment divisions.


We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit

As long as Your contract remains inforce, We will pay the death benefit to the beneficiary after the last surviving Insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:


     o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the death benefit under option 1 is level or fixed at the face amount.

     o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the last surviving Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your contract fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the Insured persons get older (this is referred to as the "corridor" percentage). You choose between two death benefit corridor percentage tables. These percentages are applied to the contract fund at the death of the second Insured and, if this result is greater than that described above, it will be the amount We pay in death benefit. The tables of corridor percentages and some examples of how they work, are in the Statement of Additional Information which is available free upon request (see back cover).

Under either option, the length of time Your contract remains inforce depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains inforce.


The minimum initial face amount is $200,000.

Notice and Proof of Death

We require satisfactory proof of both Insured's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

You should notify Us of the first Insured's death as soon as possible after it occurs. You should submit proof of death at that time, because it will probably be easier to obtain proof of death shortly after it occurs instead of possibly years later. This will help avoid delay in making payment after the last survivor's death, and it may affect an additional benefit provided by rider.


Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.


Maturity Benefit

If at least one Insured person is still living on the maturity date, We will pay You the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the younger Insured person's 100th birthday. Your contract contains an Extended Maturity option and You may extend the maturity date (this may have tax consequences). See "Extended Maturity Option" on page 33.


Changes In Survivorship Variable Universal Life
Survivorship Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your contract by sending a written request to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $50,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability for both Insureds. If either Insured person has become a more expensive risk, then We charge higher cost of insurance deductions for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase and a minimum premium increase. These begin on the date the face amount increase takes effect.

     o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).

     o The surrender charge applied at the time of lapse or surrender will be dependent on the highest face amount of insurance in-force during the surrender charge period.

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

     o Monthly cost of insurance deductions from Your contract fund will decrease.

     o    The federal tax law may limit a decrease in the face amount.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard risk charges, then We will first decrease the face amount that is at substandard higher risk charges. We may change this procedure.


Changing the face amount of insurance may have tax consequences. You should consult a tax advisor before changing the face amount of insurance.

Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. (However, You cannot change Your corridor percentage table.) We require satisfactory evidence of insurability (for both Insureds) to change the death benefit option.


If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this contract at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.


Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

When Contract Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "Tax Effects" on page
57. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premiums when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your contract inforce.


The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:


     1)   the ages, sexes and rating classes of the Insured persons,

     2)   the initial face amount of the contract, and

     3)   any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by pre-authorized check. Amounts made by pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your contract will stay inforce.

Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification. (Remember that the net cash surrender value is the contract fund minus any surrender charges minus any outstanding contract debt.)


Premium Provisions During The Minimum Premium Period

During the minimum premium period, You can keep Your contract inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly minimum premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.


During the minimum premium period, Your contract will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is Your contract fund minus any surrender charge and minus any outstanding contract debt.

This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period.

After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract inforce.


Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the record date or the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)). Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a sales charge, a state premium tax charge, a federal tax charge and a service charge (the service charge is deducted only if You are on a Civil Service Allotment Premium Mode) (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at
(800) 272-1642 or faxing Us at (605) 335-8557. Changing Your allocation instructions will not change the way Your existing contract fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 51.


Additional Benefits
You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Death Benefit Guarantee to Maturity: With this benefit, the contract is guaranteed to remain inforce until the maturity date if a sufficient premium is paid. The premium required to provide this guarantee is substantially higher than the minimum premium.

(2) Additional Four-Year Survivor Insurance: This benefit provides an additional death benefit if both Insureds die during the first 4 years the contract is inforce.

(3) Single Life Insurance: With this benefit, an additional death benefit will be paid upon the death of the selected Insured. The selected Insured is the individual named in the application for the Single Life Insurance coverage.

(4) Additional Survivor Insurance. This benefit may provide an additional death benefit if the survivor dies while this benefit is inforce. The amount of insurance provided by this rider will decrease when the base contract to which it is attached has a death benefit increase due to the application of the corridor factors. The amount of insurance provided by this rider may eventually decrease to $0 depending on the increase provided by the base contract and the application of the corridor factors. See the rider contract for specific details. The Extended Maturity Option (described below) is not available for this benefit. However, the monthly expense charge does not apply with respect to this additional insurance.


Contract Split Option

This feature allows the contract to be split into two individual contracts if both Insureds submit satisfactory evidence of insurability. There is no charge for this option. The death benefit for each individual contract may be for any amount as long as the total death benefit under both new contracts does not exceed the death benefit under the Survivorship Variable Universal Life. The surrender charge for the existing Survivorship Variable Universal Life Contact is waived at the time the contract split option is exercised. Any contract fund and loan value will be split in the same proportion as the death benefit. The individual contracts issued during the exercise of the contract split will be two new non-variable individual contracts with each one subject to that particular contract's expense and surrender charge amounts and time periods. All of the contract provisions of the two new non-variable individual contracts, including the surrender charge period, will begin anew just as if You had purchased a new contract. The tax consequences associated with the contract split option are unclear. See "Tax Effects" on page 57.


Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the Internal Revenue Service. If at least one Insured is alive on the maturity date and this contract is still inforce, this option may be elected. In order to elect this option, all of the cash value must be transferred to either the General Account or the Money Market Investment Division and death benefit option 1 must be elected. Once Your contract is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market Investment Division. Furthermore, We will not allow any of the following to occur:


     o     Increase in the face amount of insurance
     o     Changes in the death benefit options
     o     Contract loans
     o     Premium payments

Extending the maturity date may have tax consequences.


The Extended Maturity Option is only available to the base contract and is not available for the sum Insured under the Additional Survivor Insurance Benefit.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the contract.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten (at any one time) of the thirty-seven investment divisions of Our Separate Account.

The Funds
Each of the 37 portfolios available under the contract is a "series" of its investment company.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial, may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range for 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------

Portfolio                                                 Investment Objective

-------------------------------------------------------------------------------------------------------------------------------

Alger American Fund

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.

-------------------------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective.  The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International Portfolio               Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

-------------------------------------------------------------------------------------------------------------------------------

Fidelity's Variable Insurance Products Funds

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Contract owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

-------------------------------------------------------------------------------------------------------------------------------

INVESCO Variable Investment Funds Inc.

--------------------------------------------------------- ---------------------------------------------------------------------

INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------

INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

-------------------------------------------------------------------------------------------------------------------------------

Lord Abbett Series Fund, Inc.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

-------------------------------------------------------------------------------------------------------------------------------

MFS Variable Insurance Trusts

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

-------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.  Invests at least 80%
                                                          of its assets in a diversified portfolio of high yield securities
                                                          ("junk bonds") rated below investment grade but rated at least B by
                                                          Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.  Effective June 1, 2004, the High Yield
                                                          Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings.  Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.

-------------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
--------------------------------------------------------- ---------------------------------------------------------------------



*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

Fred Alger Management, Inc. manages the Alger American portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP portfolios. INVESCO Funds Group, Inc. manages the INVESCO Variable Insurance Funds, Inc. Lord Abbett & Co. LLC, manages the Lord Abbett Series Fund, Inc. MFS(R) Services Company manages the MFS Variable Insurance Trust. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Van Eck Global manages the Van Eck Worldwide Insurance Trust. The fund portfolios available under these contracts are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfer among the investment divisions or between the investment divisions and the General Account ("Harmful Trading") can cause risks with adverse effects for other contract owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage."); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.


The other Funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the portfolio company prospectuses for details.


USING YOUR CONTRACT FUND

The Contract Fund

Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 52. Monthly deductions are made on the contract date and on first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct premium loads and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
52. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    impact of loans, and

     o    impact of partial withdrawals.


We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.


Amounts In Our Separate Account Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.


How We Determine The Accumulation Unit Value We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:


     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0013733%, which is an effective annual rate of 0.50%. We will reduce this charge to 0.25% after the 10th contract year.

     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions

The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfer Of Contract Fund You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office at the address shown on the cover page of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to our Administrative Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year (subject to the "Transfer Limitations" below). We reserve the right to assess a $25 charge for each transfer after the 12th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners. If We charge You for making a transfer, then We will allocate the charge as described under "How Contract Fund Charges Are Allocated" on page 55. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

     o 25% of the unloaned amount in the General Account at the beginning of the contract year, or

     o    $25,000. (We reserve the right to decrease this to $1,000.)


These limits do not apply to transfers made in a Dollar Cost Averaging program that extends over a time period of 12 or more months.


..

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.



Transfer Limitations

Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by contract owners. In particular, such transfers may dilute the value of the portfolios shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our contract owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other contract owners or portfolio shareholders.

More specifically, currently Our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a contract within a two to five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS New Discovery Series to FI Money Market, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When we identify a second trade within five days of the first, we will review those transfers (and other transfers in the same contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that contract's transfer privileges and we will not accept another transfer request for 14 business days. We will attempt to inform the contract owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If we do not succeed in reaching the contract owner or Registered Representative by phone, we will send a letter [by first class mail] [to the contract owner's address of record].
In addition Our own Market Timing Procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If so, we will inform the contract owner and/or Registered Representative.

In Our sole discretion, We may revise Our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by contract owners within given periods of time, as well as the number of "round trip" transfers into and out of [particular] investment divisions. [or purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that we believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the Dollar Cost Averaging program, Enhanced Dollar Cost Averaging program, and Portfolio Rebalancing program in these limitations. We may vary Our Market Timing Procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for some or all contract owners that We believe might otherwise engage in trading activity that is harmful to others. For example we might only accept transfers by original `wet' contract owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of contract owners determined to be engaged in transfer activity that may adversely affect other contract owners or portfolios shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our Market Timing Procedures will detect every potential market timer, but We apply Our Market Timing Procedures consistently to all contract owners without special arrangement, waiver, or exception. We may vary Our Market Timing Procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

To the extent permitted by applicable law, We reserve the right to defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not ensure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.


You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:


     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.


Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.


If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing
The Portfolio Rebalancing Option allows contract owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the VIP Growth Investment Division, 40% in the VIP High Income Investment Division and 30% in the VIP Overseas Investment Division. Over time, the variations in the investment division's results will shift the percentage allocations of Your contract fund. If You elect this option, then at each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.

Contract Loans

Using only Your contract as security, You may borrow up to 92% of the net cash surrender value. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a contract may have federal income tax consequences. See "Tax Effects" on page 57.


You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 55. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. The amount of the loan allocated to the investment division will be transferred to the General Account by redeeming units from each investment division.

Interest Credited on Contract Loans: The portion of the General Account that is equal to the contract loan will be credited an annual interest rate that is always equal to or above 3.5%. Currently, We credit 3.5% on all contract loans.

After the 10th contract year, We will offer zero cost loans. Zero cost loans are guaranteed to be available for the portion of the loan that is from earnings (the earnings are equal to the contract fund less premiums paid). After the 10th contract year, We guarantee that the annual interest rate We credit on the contract loan which is equal to the zero cost loans will always be equal to the annual rate of interest which We charge on zero cost loans.

Contract Loan Interest Charged: Currently, the annual interest rate We charge on standard loans is 4.75% and the annual interest rate We charge on zero cost loans is 3.5%. We guarantee that the rate charged on loans will not exceed 8% per year.


Interest is due on each contract anniversary (or if earlier, on the date of loan repayment, surrender contract termination, or the Insured's death). If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan: You may repay all or part of a contract loan while Your contract is inforce. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.


You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan on Your Contract Fund: A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether that performance is better or worse than the annual interest We credit on the portion of the General Account securing the loan. A contract loan will reduce the contract's ultimate death benefit and net cash surrender value.


Your Contract May Lapse: Your loan may affect the amount of time that Your contract remains inforce. For example, Your contract may lapse because the loan amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract inforce, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a contract year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:


     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any contract year,

     o allow the death benefit to remain above the minimum for which We would issue the contract at that time, and

     o allow the contract to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 55. A withdrawal may have adverse tax consequences.

Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

Withdrawal Charges: When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less) will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 55.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal: A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office.

Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "Tax Effects" on page 57.


Surrendering Your Contract

You may surrender Your contract for its net cash surrender value while at least one of the Insured persons is living. You do this by sending both a written request and the contract to Our Executive Office. If You surrender Your contract or allow it to lapse during the surrender charge period, We may assess a surrender charge. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early contract years. During the surrender charge period (earlier of 15 years or the attained equal age 95), the cash surrender value is the contract fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the business day We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

A surrender may have income tax consequences.


THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations.

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any contract loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Contract Fund" on page 44.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available. Please reference Your contract to see if the General Account is available to You.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and a federal tax charges from each premium upon receipt. These three charges total 6% of each premium. In addition, in some cases We also deduct a service charge. The rest of each premium (called the net premium) is placed in Your contract fund.

Sales Charge. We deduct a 2.25% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period. See "Surrender Charge" on page 56.) Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.


Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay an average of 2.25% in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Federal Tax Charge. A charge equal to 1.50% is deducted from each premium to pay applicable federal taxes. This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.

We reserve the right to change this charge to reflect any changes in the law. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risk Charge. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.50% of the value of assets in the Separate Account attributable to the contract. We will reduce this charge to 0.25% after the 10th contract year. The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 43. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund At the beginning of each contract month (including the contract date), the following four deductions are taken from Your contract fund.

     1) Contract Charge: This charge is $10.00 per month (currently We plan to reduce this charge to $5.00 after the 10th contract year, but We reserve the right to keep it at $10 throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

     2) Expense Charge: The expense charge is based on the face amount of insurance on Your contract and is only deducted during the first 10 contract years. This charge varies based on the equal age of the Insureds at the time of issue. This monthly deduction ranges from $.065 for each $1,000 of face amount to $.782 for each $1,000 of face amount. This charge is stated in the Contract Specifications section of Your contract. This charge is used to recover certain sales expenses and distribution expenses. In addition, We expect to profit from this charge.

     3) Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits (riders). We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

     4) Cost of Insurance Charge: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the contract month. The net amount at risk is the difference between Your death benefit and Your contract fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, issue age, duration, and rating class of each Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place an Insured person who is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. An Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table.

If the contract is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, an Insured person must be age 20 or over and meet certain underwriting srequirements.



Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.


Transaction Charges
In addition to the deductions described above, we charge fees for certain contract transactions that you make:

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 (or 2 percent of the amount withdrawn, whichever is less), each time You make a partial withdrawal if more than one withdrawal is made during a contract year.

     o Transfers. Currently, We do not charge when You make transfers of contract fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a contract year.


How Contract Fund Charges Are Allocated
Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deductions allocation percentages may be any whole numbers (from 10 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.
Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.


Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each contract anniversary (or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 4.75% on the entire amount of the loan in contract years 1-10 and thereafter on the loan amount not attributable to earnings. We guarantee that We will never charge an annual interest rate of more than 8.0%.

After offsetting the 3.5% guaranteed annual interest rate, We guarantee We will credit to the portion of Our General Account securing the loan, the maximum net cost of the loan is 4.5% annually on the entire loan amount in contract years 1-10 and thereafter on the loan amount not attributable to earnings. Currently, the net cost of the loan is 1.25% annually on the entire loan amount in contract years 1-10 and thereafter on the loan amount not attributable to earnings. The current net cost of 1.25% in contract years 1-10 and thereafter on the loan amount not attributable to earnings is derived by taking the 4.75% interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the loan. If You take a loan after the 10th contract year, the cost of the loan is 0% on the loan amount attributable to earnings.


Surrender Charge

The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value during the surrender charge period (the first 15 contract years after the date of issue or increase in face amount, or until the attained Equal Age is 95, whichever occurs first). It is a contingent, deferred charge designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender in their early years (the sales charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the surrender charge period. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the sales charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The following table provides some examples of the first year surrender charge. The first year surrender charge rate varies by the equal age (explained in Appendix A determined for each contract. The maximum charge for Your contract per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (the earlier of 15 contract years after the date of issue or increase in face amount, or the attained equal age of 95). The maximum first year surrender charge for all contracts, per $1,000 of face amount, occurs at the Equal Age of 85 and is shown in the following table. Your contract will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only provided to give You an idea of the level of the first year surrender charge rates for a few sample Issue Ages
(IA) and Equal Ages (EA).


                          First Year Surrender Charges
                            Per $1,000 of Face Amount
                        Both Insureds Standard Non-Smoker

       Male, IA 35/Female IA 35; EA 33                  $ 5.20
       Male, IA 47/Female IA 47; EA 45                  $ 8.80
       Male, IA 55/Female IA 55; EA 53                  $14.60
       Male, IA 67/Female IA 67; EA 65                  $28.00
       Male, IA 75/Female IA 75; EA 73                  $39.00
       Male, IA 85/Male IA 85: EA 85                    $49.00


If there has been a change in face amount during the life of the contract, then the surrender charge is applied against the highest face amount inforce during the life of the contract. Your contract will specify Your actual surrender charge rates.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. For further information, consult the portfolios' prospectuses.


                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT


In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life insurance contracts is limited. Nevertheless, We believe that it is reasonable to conclude that a contract should satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the eligible funds, will satisfy these diversification requirements.


The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General

We believe that the death benefit under a contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the contract at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent Your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.

     (2) Loans taken from or secured by a contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts That Are Not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th contract year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract
Your investment in the contract is generally your aggregate premiums. When a distribution is taken from the contract, your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans
In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, you should consult a tax advisor as to the tax consequences.

Withholding
To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Contracts
All Modified Endowment Contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100

The tax consequences of continuing the contract beyond the younger Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the contract inforce beyond the younger Insured's 100th year.



Business Uses of Contract
Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax advisor.

Split-Dollar Arrangements
The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations
Prospective owners should consult a tax advisor about the treatment of the contract under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

YOUR RIGHT TO EXAMINE THIS CONTRACT


For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract within a specific time period. You can cancel the contract by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:


     o    10 days after You receive Your contract,

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

     o    45 days after You sign Part 1 of the contract application.


If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your contract during the right to examine period, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. Where required by state law, We will refund the sum of all premiums paid.


Insurance coverage ends when You send Your request.

YOUR CONTRACT CAN LAPSE


Your contract's insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You (and any assignees on Our records) that a 61-day grace period has begun. If you are in the minimum premium period, this will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months. If You are not within the minimum premium period, this notice will tell You the amount of premium payment that is needed to pay Your monthly deductions for two contract months.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You (and any assignee) that Your contract has ended without value.


If the last surviving Insured dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.


YOU MAY REINSTATE YOUR CONTRACT

You may reinstate the contract within five years after it lapses if You did not surrender the contract for its net cash surrender value. To reinstate the contract, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for both Insured persons,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the contract fund so that the contract fund minus any contract debt at least equals the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

CONTRACT PERIODS AND ANNIVERSARIES


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date (or from the date of any face amount increase). See "Limits On Our Right To Challenge The Contract" on page 64.


MATURITY DATE


The maturity date is the first contract anniversary after the younger Insured's 100th birthday unless Your contract contains the Extended Maturity Rider. The contract ends on that date if at least one of the Insureds is still alive and the maturity benefit is paid.

If at least one of the Insureds survives to the maturity date and Your contract contains the Extended Maturity Rider, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts (including other types of life insurance). We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:


     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to the contract from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the Funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Our Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.


Limits On Our Right To Challenge The Contract


We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that at least one of the Insured persons is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

     o We cannot challenge the contract after it has been in effect, during the Insured persons' lifetimes, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during at least one of the Insured persons' lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

     o If the last of the surviving Insured persons die during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.

     o If either Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the correct age and sex.

     o If either Insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the contract will terminate and the death benefit will be limited to the total of all paid premiums minus the contract debt minus any partial withdrawals of net cash surrender value. If either Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).


YOUR PAYMENT OPTIONS


You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the second Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.


Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.


Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.
You have the following options:

     1) Proceeds Left at Interest: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2)   Installment Options: There are two ways that We pay installments:

          a) Payment for a Specified Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b) Payment for a Specified Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3) Payment of Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive this income. We will guarantee payments for:

          1)   at least 5 years (called "5 Years Certain");

          2)   at least 10 years (called "10 Years Certain");

          3)   at least 20 years (called "20 Years Certain");

          4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4) Annuity: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the second Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY


You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract upon the death of the second Insured. You may change the beneficiary during either Insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the last surviving Insured person dies, then We will pay the death benefit to You. If the owner is not surviving, We will pay the death benefit to the owner's estate.


ASSIGNING YOUR CONTRACT

You may assign Your rights to this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT


We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the last surviving Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.


We may delay payment for one or more of the following reasons:

     (1)  We contest the contract.

     (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     (3)  The SEC permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to the government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.


YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right to restrict contract owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do so.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

DISTRIBUTION OF THE CONTRACTS


We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for policy sales is 68% of premiums during policy year 1, 2.5% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the surrender charge;
(b) the mortality and expense charge; (c) the cost of insurance charge; (d) revenues, if any, received from the funds or their managers; and (e) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.


LEGAL PROCEEDINGS


Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account, or Sammons Securities Company, LLC.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.


                                  ILLUSTRATIONS

Following are a series of tables that illustrate how the contract funds, cash surrender values, and death benefits of a hypothetical contract change with the investment performance of the funds. The tables show how the contract funds, cash surrender values, and death benefits of the hypothetical contract issued to a representative Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 74 through 76 illustrate a hypothetical contract issued with a male and female insured, each with an issue age of 55, under a standard non-smoker underwriting risk classification. The contract funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual contract years.

The amount of the contract fund exceeds the cash surrender value during the surrender charge period due to the surrender charge. For contract years sixteen and after, the contract fund and cash surrender value are equal, since the surrender charge has reduced to zero.
Zero values in the illustration indicate the contract would lapse unless the requirements of the no-lapse have been fulfilled, or additional payments have been made.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the contract funds and the fourth and seventh column illustrate the cash surrender values of the contract over the designated period. The contract funds shown in the third column and the contract funds shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The contract funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the contract is based on the Commissioner's 1980 Standard ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the contract over the designated period. The illustrations of the death benefits reflect the same assumptions as the contract fund and cash surrender values. The amounts shown for the death benefit, contract funds, and cash surrender values reflect the fact that the net investment return of the divisions of our separate Account is lower then the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 2.25% premium load deduction from each premium, and the $10.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The contract funds shown assume the deductions of the portfolios' daily investment advisory fees and operating expenses equivalent to an annual rate of 0.87% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2003) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the contract may be more or less than 0.87% and will depend on how allocations are made to each investment division. The contract funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of 0.50% of the average net assets of the divisions of Separate Account A. We guarantee that We will reduce this to 0.25% after the 10th contract year. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of - 1.37%, 4.63% and 10.63% respectively and to -1.12%, 4.88%, and
10.88%, respectively after year 10.

The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the contract funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the contract funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical contract and do not represent past or future investment rates of return. Actual rates of return for a particular contract may be more or less than the hypothetical rates of return. The actual return on Your contract fund will depend on factors such as the amounts You allocate to particular investment divisions, the amounts deducted for the contract's monthly deductions, the portfolio's fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual contract fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the contract unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and cash values are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                         Phone: 800-272-1642 (toll-free)
                                Fax: 605-335-3621



                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - SURVIVORSHIP VUL
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE AND FEMALE STANDARD NON-SMOKER ISSUE AGE 55                                                         ANNUAL RATE OF RETURN: 0%
$1,000,000 INITIAL SPECIFIED AMOUNT                                                             ASSUMED ANNUAL PREMIUM(1): $17,500

                                Assuming Current Costs                              Assuming Guaranteed Costs

                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per     Contract     Surrender                     Contract     Surrender
    Year                     Year         Fund         Value  Death Benefit          Fund         Value  Death Benefit
     1                     18,375       15,147           547      1,000,000        15,102           502      1,000,000
     2                     37,669       30,061        15,461      1,000,000        29,880        15,280      1,000,000
     3                     57,927       44,740        30,870      1,000,000        44,318        30,448      1,000,000
     4                     79,199       59,177        46,037      1,000,000        58,395        45,255      1,000,000
     5                    101,533       73,350        60,940      1,000,000        72,086        59,676      1,000,000
     6                    124,985       87,289        75,609      1,000,000        85,361        73,681      1,000,000
     7                    149,609      101,015        90,065      1,000,000        98,176        87,226      1,000,000
     8                    175,465      114,497       104,277      1,000,000       110,474       100,254      1,000,000
     9                    202,613      127,733       118,243      1,000,000       122,181       112,691      1,000,000
     10                   231,119      140,722       131,962      1,000,000       133,216       124,456      1,000,000
     15                   396,506      208,546       205,626      1,000,000       181,778       178,858      1,000,000
     20                   607,587      264,323       264,323      1,000,000       192,215       192,215      1,000,000
     25                   876,985      295,480       295,480      1,000,000       111,815       111,815      1,000,000
     30                 1,220,814      265,699       265,699      1,000,000             0             0      1,000,000
     35                 1,659,636       66,062        66,062      1,000,000             0             0      1,000,000
     40                 2,219,696            0             0      1,000,000             0             0      1,000,000
     45                 2,934,490            0             0      1,000,000             0             0      1,000,000

1. ASSUMES A $17,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - SURVIVORSHIP VUL
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE AND FEMALE STANDARD NON-SMOKER ISSUE AGE 55                                                         ANNUAL RATE OF RETURN: 6%
$1,000,000 INITIAL FACE AMOUNT                                                                  ASSUMED ANNUAL PREMIUM(1): $17,500

                                Assuming Current Costs                              Assuming Guaranteed Costs

                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per     Contract     Surrender                     Contract     Surrender
    Year                     Year         Fund         Value  Death Benefit          Fund         Value  Death Benefit
     1                     18,375       16,098         1,498      1,000,000        16,052         1,452      1,000,000
     2                     37,669       32,917        18,317      1,000,000        32,729        18,129      1,000,000
     3                     57,927       50,482        36,612      1,000,000        50,036        36,166      1,000,000
     4                     79,199       68,819        55,679      1,000,000        67,980        54,840      1,000,000
     5                    101,533       87,938        75,528      1,000,000        86,562        74,152      1,000,000
     6                    124,985      107,903        96,223      1,000,000       105,777        94,097      1,000,000
     7                    149,609      128,771       117,821      1,000,000       125,611       114,661      1,000,000
     8                    175,465      150,552       140,332      1,000,000       146,036       135,816      1,000,000
     9                    202,613      173,285       163,795      1,000,000       167,009       157,519      1,000,000
     10                   231,119      197,011       188,251      1,000,000       188,482       179,722      1,000,000
     15                   396,506      341,066       338,146      1,000,000       310,421       307,501      1,000,000
     20                   607,587      517,474       517,474      1,000,000       437,796       437,796      1,000,000
     25                   876,985      732,073       732,073      1,000,000       550,795       550,795      1,000,000
     30                 1,220,814    1,005,186     1,005,186      1,055,445       622,338       622,338      1,000,000
     35                 1,659,636    1,348,273     1,348,273      1,415,687       572,979       572,979      1,000,000
     40                 2,219,696    1,774,329     1,774,329      1,792,072             0             0      1,000,000
     45                 2,934,490    2,346,397     2,346,397      2,346,397             0             0      1,000,000

1. ASSUMES A $17,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - SURVIVORSHIP VUL
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE AND FEMALE STANDARD NON-SMOKER ISSUE AGE 55                                                        ANNUAL RATE OF RETURN: 12%
$1,000,000 INITIAL FACE AMOUNT                                                                  ASSUMED ANNUAL PREMIUM(1): $17,500

                                Assuming Current Costs                              Assuming Guaranteed Costs

                        Premiums
                  Accumulated at                       Cash                                         Cash
   End of        5% Interest Per     Contract     Surrender                                    Surrender
    Year                    Year         Fund         Value  Death Benefit   Contract Fund         Value  Death Benefit
     1                    18,375       17,051         2,451      1,000,000          17,004         2,404      1,000,000
     2                    37,669       35,888        21,288      1,000,000          35,693        21,093      1,000,000
     3                    57,927       56,695        42,825      1,000,000          56,225        42,355      1,000,000
     4                    79,199       79,672        66,532      1,000,000          78,774        65,634      1,000,000
     5                   101,533      105,024        92,614      1,000,000         103,528        91,118      1,000,000
     6                   124,985      133,032       121,352      1,000,000         130,691       119,011      1,000,000
     7                   149,609      163,999       153,049      1,000,000         160,483       149,533      1,000,000
     8                   175,465      198,209       187,989      1,000,000         193,139       182,919      1,000,000
     9                   202,613      236,007       226,517      1,000,000         228,912       219,422      1,000,000
     10                  231,119      277,773       269,013      1,000,000         268,088       259,328      1,000,000
     15                  396,506      575,157       572,237      1,000,000         540,946       538,026      1,000,000
     20                  607,587    1,072,901     1,072,901      1,148,004         997,531       997,531      1,067,359
     25                  876,985    1,906,507     1,906,507      2,001,832       1,768,426     1,768,426      1,856,847
     30                1,220,814    3,286,185     3,286,185      3,450,494       3,017,600     3,017,600      3,168,480
     35                1,659,636    5,528,456     5,528,456      5,804,879       4,982,322     4,982,322      5,231,438
     40                2,219,696    9,212,099     9,212,099      9,304,220       8,175,397     8,175,397      8,257,151
     45                2,934,490   15,552,124    15,552,124     15,552,124      13,814,249    13,814,249     13,814,249

1. ASSUMES A $17,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.


Age means the age of the Insured person on his/her last birthday preceding the contract date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the last surviving Insured person dies, as specified in the application unless changed as provided in this contract.

Business Day means any day the New York Stock Exchange is open for regular trading.


Cash Surrender Value means the contract fund on the date of surrender, less any surrender charges.

Contract Anniversary means the same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Debt means the total loan on a contract on that date plus the interest that has accrued but has not been paid as of that date.

Contract Fund means the sum of the amounts You have in Our General Account and in the investment divisions of Our Separate Account under this contract.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.


Death Benefit means the amount payable under your contract when the last surviving Insured person dies.

Equal Age means the age used for setting various charges and the minimum premium for a Survivorship Variable Universal Life contract. The equal age is determined by applying a calculation to the combined ages and risk classes of both Insureds. This calculation includes many possible combinations of issue ages, risk classes, substandard ratings and sexes of two lives and combines them into a single equal age. Different companies may use different methods in deriving the equal age. See Appendix A for the method used by Midland National Life in deriving the equal age for this Survivorship Variable Universal Life product.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557.

Face Amount means the amount stated on the face of Your contract that will be paid either upon the death of the Insured or the contract maturity, whichever is earliest.


Funds means the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the contract date or as later changed by Us.


Inforce means the Insured persons' lives remain Insured under the terms of the contract.


Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.


Minimum Premium Period means the period of time, beginning on the contract date and ending five years from the contract date, during which this contract is guaranteed to remain inforce if the sum of the premiums paid, less any contract debt and withdrawals, is equal to or greater than the minimum premium.


Modified Endowment Contract ("MEC") means a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract debt.

Net Premium means the premium paid less the 6% deduction for the sales charge, federal taxes and state premium taxes, and less any per premium expense charge.


Record Date means the date the contract is recorded on Our books as an inforce contract.


Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.


Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.



Surrender Charges means a charge made only upon surrender of the contract.

                                   APPENDIX A
                              Equal Age Calculation

An Equal Age (EA) calculation changes many possible combinations of ages, risk classes, substandard ratings and sexes of two lives into a single EA which is used for setting various charges and the minimum premium. Midland National Life's Survivorship Variable Universal Life product uses the Equal Age calculation shown below. The surrender charges, the expense charge and the minimum premium are based on the EA of the contract at the time of issue. The steps to calculation the EA are as follows:

1. Smoker Adjustment. Adjust the age of any Insured who is classified as a Smoker as follows:

      Male                            Female                          Unisex
       +5                               +3                              +4

     Note: The individual age cannot exceed 85 nor be less than 20 before adjustments. The preferred class does not allow for individual ages which exceed 80.

2. Female Adjustment. Reduce the age of all females by 5 years. Reduce the age of all unisex by 1 year.


3.        Table Rating Adjustment. Increase the age of any rated Insured according to the following table.

     Table Rating  0    1   2    3   4    5    6     7    8   9  10   11  12   13   14  15   16  Uninsurable
     Age Increase  0    2   4    6   7    8    9    10   11  12  13   14  15   16   17  18   19      30



4. Cap Adjusted Age at 110. If the adjusted age for any individual exceeds age 110, We will reduce the adjusted age to 110.

5. Age Difference Adjustment. The ages need to be adjusted for the differences in ages. After making the above adjustments, subtract the younger age from the older age. Using the table below, find the Age Difference Adjustment and add this to the younger Adjusted Age.

        Age                                    Age
    Difference           Adjustment         Difference         Adjustment

         0                   0                45-47                13
        1-2                  1                48-50                14
        3-4                  2                51-53                15
        5-6                  3                54-56                16
        7-9                  4                57-60                17
       10-12                 5                61-64                18
       13-15                 6                65-69                19
       16-18                 7                70-75                20
       19-23                 8                76-82                21
       24-28                 9                83-91                22
       29-34                 10               92-100               23
       35-39                 11
       40-44                 12

The Maximum EA allowed is 85 and the minimum is 20. EAs which do not fall into these limits do not qualify for issue.

Example: Assume the contract has a 55 year old Male Smoker who is standard and a 63 year old Female Non-Smoker with a table 6 rating.

                                       Male              Female

Initial Age                             55                 63
Step 1 Adjustment                       +5                 --
Step 2 Adjustment                       --                 -5
Step 3 Adjustment                       --                 +9
Step 4 Adjustment                      N/A
Step 5 Adjustment                       +4

Equal Age is 64

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses and compensation, than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative We will send You a copy of the SAI within 3 business days of Your request.


Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                  800-272-1642


Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE

         Last Survivor Flexible Premium Variable Universal Life Contract


                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)







This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Survivorship Variable Universal Life Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2004, by contacting Us at our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

                              Phone: (800) 272-1642
                               Fax: (605) 335-3621




Terms used in the current prospectus for the contract are incorporated in this statement.











This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this contract and the prospectuses for the 37 Portfolios currently available in the contract.










                                Dated May 1, 2004

                                Table of Contents


   THE CONTRACT..............................................................5
      CONTRACT
      OWNER..................................................................5
      DEATH BENEFIT..........................................................5
      PAYMENT OPTIONS........................................................7
      PREMIUM LIMITATIONS....................................................7
   ABOUT US..................................................................8
      MIDLAND NATIONAL LIFE INSURANCE COMPANY................................8
      OUR SEPARATE ACCOUNT A.................................................8
      OUR REPORTS TO CONTRACT OWNERS.........................................8
      DIVIDENDS..............................................................10
      DISTRIBUTION OF THE CONTRACTS..........................................10
      REGULATION.............................................................11
      DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.....................12
      LEGAL MATTERS..........................................................12
      FINANCIAL MATTERS......................................................12
      ADDITIONAL INFORMATION.................................................12
   PERFORMANCE...............................................................12
      HISTORICAL ANNUALIZED RETURNS..........................................13
      HISTORICAL CUMULATIVE RETURNS..........................................14
   ILLUSTRATIONS.............................................................17
   FINANCIAL STATEMENTS......................................................17

                                  THE CONTRACT


The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

CONTRACT OWNER
The contract owners are the insureds unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract as long as at least one insured is alive. Without any beneficiary consent You can:

     1.   Transfer ownership of Your contract by absolute assignment;

     2.   Designate, change or revoke a contingent owner; or

     3.   Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

     1.   Change the irrevocable beneficiary during the insured's lifetime;

     2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or

     3.   Agree with Us to any change or amendment of Your contract.

If You die while at least one insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

There may be more than one owner, in which case, they will own this contract as joint tenants with right of survivorship unless otherwise stated.

DEATH BENEFIT

As long as the contract is still inforce, We will pay the death benefit to the beneficiary after the last surviving insured dies (outstanding indebtedness will be deducted from the proceeds). Federal tax law may require a greater death benefit than the one provided for in Yourcontract. This benefit is a percentage multiple of Your contract fund. You can choose between two death benefit corridor percentage tables. These percentages are applied to the contract fund at the death of the second insured, and if that result is greater than the death benefit provided for in the contract, then it will be the death benefit amount paid.


The percentage is 250% up to age 40, and then the percentages generally decline as the insured person gets older. This alternative minimum death benefit will be the contract fund on the day the last surviving insured dies multiplied by the corridor percentage for the younger insured's age. For this purpose, age is the attained age (age last birthday) at the beginning of the contract year of the younger insured. (If the younger insured dies first, then the younger insured's nominal age is used; that is the age the younger insured would have attained if he or she were still alive at the survivor's death.)

You choose either a standard corridor percentage table or an enhanced corridor percentage table (both tables are available under either death benefit option 1 or option 2). The tables are the same for ages 0 through 85. The difference is that the enhanced corridor percentage table provides a higher multiple of Your contract funds for attained ages 86 through 94. As a result, Your beneficiaries may receive a larger death benefit if the last survivor dies when the younger insured's attained age (or nominal attained age) is between 86 and 94. However, this is not guaranteed to occur and You should run a hypothetical illustration for Your particular face amount and anticipated premium contribution levels to see how the death benefits and contract funds compare between the enhanced and standard corridor tables. Your actual death benefits will depend on Your actual contract fund and the younger insured's attained age (or nominal age) at the time of the death of the last survivor.

Once Your contract is issued, You can never change the corridor percentage table that You selected. The standard and the enhanced corridor percentage tables are shown below:


                                         Table of Corridor Percentages
                                           Based on Contract Fund

-----------------------------------------------------------------------------------------------------------------------------
    If the Insured           The Death Benefit Will Be At          If the Insured         The Death Benefit Will Be At Least
     Person's Age           Least Equal To This Percent Of          Person's Age             Equal To This Percent Of The
       Is This                     The Contract Fund                  Is This                       Contract Fund
         0-40                            250%                            60                              130%
          41                             243%                            61                              128%
          42                             236%                            62                              126%
          43                             229%                            63                              124%
          44                             222%                            64                              122%
          45                             215%                            65                              120%
          46                             209%                            66                              119%
          47                             203%                            67                              118%
          48                             197%                            68                              117%
          49                             191%                            69                              116%
          50                             185%                            70                              115%
          51                             178%                            71                              113%
          52                             171%                            72                              111%
          53                             164%                            73                              109%
          54                             157%                            74                              107%
          55                             150%                          75-90                             105%
          56                             146%                            91                              104%
          57                             142%                            92                              103%
          58                             138%                            93                              102%
          59                             134%                            94                              101%
                                                                       95-99                             100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to contract fund, for your contract to qualify as life insurance.

                                                  Enhanced Death Benefit
                                                Corridor Percentage Table
------------------------------------------------------------------------------------------------------------------------------------
   If the Insured         The Death Benefit Will Be At Least          If the Insured       The Death Benefit Will Be At Least Equal
  Person's Age Is            Equal To This Percent Of The            Person's Age Is         To This Percent Of The Contract Fund
        This                        Contract Fund                          This
        0-40                             250%                               65                               120%
         41                              243%                               66                               119%
         42                              236%                               67                               118%
         43                              229%                               68                               117%
         44                              222%                               69                               116%
         45                              215%                               70                               115%
         46                              209%                               71                               113%
         47                              203%                               72                               111%
         48                              197%                               73                               109%
         49                              191%                               74                               107%
         50                              185%                             75- 85                             105%
         51                              178%                               82                               109%
         52                              171%                               87                               113%
         53                              164%                               88                               118%
         54                              157%                               89                               122%
         55                              150%                               90                               126%
         56                              146%                               91                               121%
         57                              142%                               92                               115%
         58                              138%                               93                               110%
         59                              134%                               94                               105%
         60                              130%                               95                               100%
         61                              128%                               96                               100%
         62                              126%                               97                               100%
         63                              124%                               98                               100%
         64                              122%                               99                               100%

The following example will clarify how these factors work. Assume the younger insured person is 55 years old and the face amount is $200,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $200,000. However, when the contract fund is greater than $133,333.33, the corridor percentage applies and the death benefit will be greater than $200,000 (since 150% of $133,333.33 equals $200,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $140,000, then the death benefit would be $210,000.

Under Option 2, the death benefit is the face amount plus the contract fund. In this example, if the younger insured is 55 years old, the face amount is $200,000, and the contract fund is $400,000, then the death benefit would be $600,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $400,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS
You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the second insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS
Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland National Life Insurance Company" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.


Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.


OUR REPORTS TO CONTRACT OWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth contract months of each contract year that show:


     o    the current death benefit for Your contract,

     o    Your contract fund,

     o    information about investment divisions,

     o    the cash surrender value of Your contract,

     o    the amount of Your outstanding contract loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.


The annual report will show any transactions involving Your contract fund that occurred during the contract year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.


Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds

DIVIDENDS

We do not pay any dividends on these contracts.


DISTRIBUTION OF THE CONTRACTS



We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the contracts. Sammons Securities Company is a Delaware limited liability company and its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offer the contracts through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------

                       Aggregate Amount of Commissions Paid to
                       Sammons Securities Company Registered
                       Representatives Licensed with Midland           Aggregate Amount of Underwriting Fee Paid to
Fiscal year            National *                                      Sammons Securities Company*

---------------------- ----------------------------------------------- -----------------------------------------------------

2002                   $ 11,064,683                                    $38,957**

---------------------- ----------------------------------------------- -----------------------------------------------------

2003                   $11,414,872                                     $83,785

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A.
**For period August 1, 2002 through December 31, 2002.

Prior to 2002, these contracts were offered through Walnut Street Securities. Walnut Street Securities received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------

Fiscal year            Aggregate Amount of Commissions Paid to
                       Walnut Street Securities Registered
                       Representatives Licensed with Midland           Aggregate Amount of Underwriting Fee paid to
                       National *                                      Walnut Street Securities*

---------------------- ----------------------------------------------- -----------------------------------------------------

2001                   $12,806,659                                     $140,941

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Walnut Street Securities and an underwriting fee of 1.25% of first-year commissions paid to Walnut Street Securities for all of Midland Nationals variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

     o    sales representative training allowances,

     o    deferred compensation and insurance benefits,

     o    advertising expenses, and

     o    all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

     o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

     o    sales promotions relating to the policies;

     o costs associated with sales conferences and educational seminars for their sales representatives; and

     o    other sales expenses incurred by them.

We and/or the Distributor may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain possessions and territories.


REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sellcontracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.
We are also subject to various federal securities laws and regulations with respect to the Separate Account and the contracts.


DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's contract during the first year. All other contract provisions will apply.


LEGAL MATTERS
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS
The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this SAI with theSEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.


                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

HISTORICAL ANNUALIZED RETURNS


As of December 31, 2003


--------------------------------------------------------------------------------------------------------

                    Investment Division                       Date of      1-Year   5-Year    Life of
                                                             Inception                         Fund

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                               1/9/1989     34.49%   -2.36%    12.89%

--------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                    1/25/1995     34.05%   -0.47%    15.16%

--------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio                        5/3/1993     47.06%    6.44%    14.87%

--------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio                9/21/1988     41.64%   -5.51%     9.81%

--------------------------------------------------------------------------------------------------------

American Century VP Balanced                                  5/1/1991     18.86%    1.71%     7.28%

--------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation                     11/20/1987    19.87%    3.61%     6.41%

--------------------------------------------------------------------------------------------------------

American Century VP Income & Growth                          10/30/1997    28.71%   -0.34%     4.80%

--------------------------------------------------------------------------------------------------------

American Century VP International                             5/1/1994     23.89%   -1.36%     4.75%

--------------------------------------------------------------------------------------------------------

American Century VP Value                                     5/1/1996     28.31%    7.74%    10.32%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                  1/3/1995     22.72%   -1.05%     8.12%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                          9/6/1989     17.38%    1.45%     8.45%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                               1/3/1995     17.13%    0.62%     6.88%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                             1/3/1995     27.82%    2.94%    13.38%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                         10/9/1986     29.68%    2.94%    10.55%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                                 12/31/1996    23.15%   -0.69%     6.90%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                   1/3/1995     29.22%   -6.05%     6.89%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                                10/9/1986     32.19%   -1.83%    11.03%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                           9/19/1985     26.63%   -1.03%     7.24%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                             8/27/1992     27.77%   -1.34%    10.36%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                 12/5/1988     4.67%     6.20%     7.26%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                               12/28/1998    37.95%   18.65%    19.32%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                              1/28/1987     42.66%    0.26%     5.68%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Financial Services Fund                        9/21/1999     28.93%     N/A      7.20%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Health Sciences Fund                           5/22/1997     27.14%    2.40%     8.93%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                                  12/11/1989    30.36%    5.71%    11.96%

--------------------------------------------------------------------------------------------------------

Lord Abbett International                                    9/15/1999     40.55%     N/A     -4.86%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                                    9/15/1999     24.13%     N/A     14.50%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                               7/24/1995     29.58%   -4.50%     6.88%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                               10/9/1995     21.53%   -3.37%     7.00%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                                  5/1/1998     33.05%    7.55%     6.96%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series                                      7/26/1995     24.08%   -3.14%     6.35%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                               4/30/1998     22.28%    4.35%     4.08%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                             2/16/1999     1.82%      N/A      4.97%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                              9/30/1999     8.30%      N/A     11.16%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                             12/31/1997    4.51%     5.80%     6.16%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                            9/1/1989     44.36%   10.66%     4.65%

------------------------------------------------------------------------------------------------------------

                                                             Date of        1-Year      5-Year    Life of

Historical Cumulative Returns


As of December 31,2003


--------------------------------------------------------------------------------------------------------

                    Investment Division                       Date of      1-Year   5-Year    Life of
                                                             Inception                         Fund

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                              1/9/1989     34.49%    -11.26%   515.13%

--------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                    1/25/1995    34.05%    -2.33%    253.06%

--------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio                       5/3/1993     47.06%    36.62%    338.85%

--------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio                9/21/1988    41.64%    -24.68%   318.03%

--------------------------------------------------------------------------------------------------------

American Century VP Balanced                                 5/1/1991     18.86%     8.85%    143.71%

--------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation                    11/20/1987    19.87%    19.40%    172.30%

--------------------------------------------------------------------------------------------------------

American Century VP Income & Growth                         10/30/1997    28.71%    -1.69%    33.56%

--------------------------------------------------------------------------------------------------------

American Century VP International                            5/1/1994     23.89%    -6.62%    56.66%

--------------------------------------------------------------------------------------------------------

American Century VP Value                                    5/1/1996     28.31%    45.17%    112.43%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                 1/3/1995     22.72%    -5.14%    101.87%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                         9/6/1989     17.38%     7.46%    219.67%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                              1/3/1995     17.13%     3.14%    81.97%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                            1/3/1995     27.82%    15.59%    209.51%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                         10/9/1986    29.68%    15.59%    463.48%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                                12/31/1996    23.15%    -3.40%    59.56%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                  1/3/1995     29.22%    -26.80%   82.12%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                                10/9/1986    32.19%    -8.82%    507.18%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                           9/19/1985    26.63%    -5.04%    259.19%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                             8/27/1992    27.77%    -6.52%    206.16%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                 12/5/1988     4.67%    35.09%    187.73%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                              12/28/1998    37.95%    135.15%   142.33%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                              1/28/1987    42.66%     1.31%    154.86%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Financial Services Fund                        9/21/1999    28.93%      N/A     34.65%

--------------------------------------------------------------------------------------------------------

INVESCO VIF - Health Sciences Fund                           5/22/1997    27.14%    12.59%    76.07%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                                 12/11/1989    30.36%    32.00%    389.75%

--------------------------------------------------------------------------------------------------------

Lord Abbett International                                    9/15/1999    40.55%      N/A     -19.27%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                                    9/15/1999    24.13%      N/A     78.90%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                               7/24/1995    29.58%    -20.56%   75.39%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                               10/9/1995    21.53%    -15.75%   74.55%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                                 5/1/1998     33.05%    43.90%    46.46%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series                                      7/26/1995    24.08%    -14.74%   68.12%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                               4/30/1998    22.28%    23.73%    25.47%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                             2/16/1999     1.82%      N/A     26.67%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                              9/30/1999     8.30%      N/A     56.86%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                            12/31/1997     4.51%    32.56%    43.16%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                           9/1/1989     44.36%    65.94%    91.89%

--------------------------------------------------------------------------------------------------------



                    ILLUSTRATIONS



Midland National may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the contract had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.



                FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company
and Subsidiaries
Consolidated Financial Statements
December 31, 2003, 2002 and 2001

Midland National Life Insurance Company and Subsidiaries
Index
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------


                                                                         Page(s)

Report of Independent Auditors.................................................1

Consolidated Financial Statements

Balance Sheets ................................................................2

Statements of Income...........................................................3

Statements of Stockholder's Equity.............................................4

Statements of Cash Flows.....................................................5-6

Notes to Financial Statements...............................................7-29

                         Report of Independent Auditors


   The Board of Directors and Stockholder
   Midland National Life Insurance Company


   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company and its subsidiaries (the "Company") at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001 by adopting Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137 and No. 138.





   March 3, 2004

Midland National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
December 31, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands, except share and per share amounts)                                  2003                2002

Assets
Investments
    Fixed maturities                                                                    $11,418,585         $ 7,121,761
    Equity securities                                                                       320,049             233,943
    Mortgage loans                                                                          483,595              42,657
    Policy loans                                                                            269,441             226,451
    Short-term investments                                                                  209,268             377,913
    Other invested assets and derivatives                                                   302,964             214,661
                                                                                  ------------------  ------------------
              Total investments                                                          13,003,902           8,217,386
Cash                                                                                         33,268              23,616
Accrued investment income                                                                   143,187              94,817
Deferred policy acquisition costs                                                         1,233,368             966,311
Present value of future profits of acquired businesses                                        9,207              12,214
Income tax asset                                                                             68,444                   -
Other receivables and other assets                                                           71,787              24,149
Reinsurance receivables                                                                   1,156,434             194,537
Assets held in trust - restricted                                                            29,199                   -
Separate accounts assets                                                                    488,815             352,703
                                                                                  ------------------  ------------------
              Total assets                                                              $16,237,611         $ 9,885,733
                                                                                  ------------------  ------------------
Liabilities and Stockholder's Equity
Liabilities
    Policyholder account balances                                                       $12,255,459         $ 6,800,463
    Policy benefit reserves                                                                 706,539             542,587
    Policy claims and benefits payable                                                       92,684              57,300
    Repurchase agreements and collateral on derivative instruments                        1,040,429           1,073,022
    Income tax liability                                                                          -              17,696
    Due to brokers                                                                              599                   -
    Other liabilities                                                                       466,794             206,224
    Trust fund payable                                                                       29,199                   -
    Separate account liabilities                                                            488,815             352,703
                                                                                  ------------------  ------------------
              Total liabilities                                                          15,080,518           9,049,995
                                                                                  ------------------  ------------------
Commitments and contingencies
Stockholder's equity
    Common stock, $1 par value, 2,549,439 shares authorized,
     2,548,878 shares outstanding                                                             2,549               2,549
    Additional paid-in capital                                                              268,707              43,707
    Accumulated other comprehensive income                                                   65,252              39,596
    Retained earnings                                                                       820,585             749,886
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,157,093             835,738
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $16,237,611         $ 9,885,733
                                                                                  ------------------  ------------------



              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Income
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands)                                                        2003              2002             2001

Revenues
Premiums                                                                   $ 112,118          $ 96,815         $ 95,475
Interest sensitive life and investment product charges                       225,966           157,699          156,018
Net investment income                                                        595,149           324,374          267,960
Net realized investment gains (losses)                                         3,482            14,514           (2,725)
Net unrealized gains (losses) on derivative instruments                       17,024           (22,115)           2,753
Other income                                                                   6,601             5,066            5,963
                                                                      ---------------   ---------------  ---------------
              Total revenue                                                  960,340           576,353          525,444
                                                                      ---------------   ---------------  ---------------
Benefits and expenses
Benefits incurred                                                            187,400           145,414          154,314
Interest credited to policyholder account balances                           400,478           211,811          162,779
                                                                      ---------------   ---------------  ---------------
              Total benefits                                                 587,878           357,225          317,093
                                                                      ---------------   ---------------  ---------------
Operating expenses (net of commissions and other
 expenses deferred)                                                           81,073            44,386           41,884
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                      129,362            50,001           59,131
                                                                      ---------------   ---------------  ---------------
              Total benefits and expenses                                    798,313           451,612          418,108
                                                                      ---------------   ---------------  ---------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                    162,027           124,741          107,336
Income tax expense                                                            55,328            43,021           37,385
                                                                      ---------------   ---------------  ---------------
              Income before cumulative effect of a change
               in accounting principle                                       106,699            81,720           69,951
Cumulative effect on prior years of change in
 accounting for derivative instruments                                             -                 -           (1,012)
                                                                      ---------------   ---------------  ---------------
              Net income                                                   $ 106,699          $ 81,720         $ 68,939
                                                                      ---------------   ---------------  ---------------

              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                Additional                      Other                     Total
                                                      Common     Paid-in     Comprehensive  Comprehensive  Retained    Stockholder's
(amounts in thousands)                                Stock      Capital     Income (Loss)  Income (Loss)  Earnings      Equity


Balances at December 31, 2000                         $ 2,549    $  33,707                   $ (16,106)    $ 648,227   $ 668,377
Comprehensive income
   Net income                                                                 $  68,939                       68,939      68,939
   Other comprehensive income
     Net unrealized loss on available-for-sale investments
      and certain interest rate swaps (net of tax ($8,325))                     (15,462)       (15,462)                  (15,462)
                                                                             -----------
           Total comprehensive income                                         $  53,477
                                                                             -----------
Dividends paid on common stock                                                                               (22,000)    (22,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2001                           2,549       33,707                     (31,568)      695,166     699,854
Comprehensive income
   Net income                                                                 $  81,720                       81,720      81,720
   Other comprehensive income
     Net unrealized gain on available-for-sale investments
      and certain interest rate swaps (net of tax $38,318)                       71,164         71,164                    71,164
                                                                             -----------
           Total comprehensive income                                         $ 152,884
                                                                             -----------
Capital contribution                                                10,000                                                10,000
Dividends paid on common stock                                                                               (27,000)    (27,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2002                           2,549       43,707                      39,596       749,886     835,738
Comprehensive income
   Net income                                                                 $ 106,699                      106,699     106,699
   Other comprehensive income
     Minimum pension liability (net of tax $  407)                                 (756)          (756)                     (756)
     Net unrealized gain on available-for-sale investments
      and certain interest rate swaps (net of tax $14,222)                       26,412         26,412                    26,412
                                                                             -----------
           Total comprehensive income                                         $ 132,355
                                                                             -----------
Capital contribution                                               225,000                                               225,000
Dividends paid on common stock                                                                               (36,000)    (36,000)
                                                     ---------  -----------                 -----------   -----------  ----------
Balances at December 31, 2003                         $ 2,549    $ 268,707                   $  65,252     $ 820,585   $1,157,093
                                                     ---------  -----------                 -----------   -----------  ----------




              The accompanying notes are an integral part of these
                             financial statements.

Midland National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
Years Ended December 31, 2003, 2002 and 2001
------------------------------------------------------------------------------------------------------------------------

(amounts in thousands)                                                     2003               2002               2001

Cash flows from operating activities
Net income                                                              $ 106,699          $  81,720          $  68,939
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
    Amortization of deferred policy acquisition costs
     and present value of future profits of
     acquired businesses                                                  129,362             50,001             59,131
    Net amortization of premiums and discounts on
     investments                                                           40,694             46,795             32,027
    Policy acquisition costs deferred                                    (393,833)          (369,222)          (283,282)
    Net realized investment (gains) losses                                 (3,482)           (14,514)             2,725
    Net unrealized (gains) losses on derivative
     instruments                                                          (17,024)            22,115             (2,753)
    Cumulative effect of accounting change                                      -                  -              1,012
    Deferred income taxes                                                 (17,447)           (18,166)              (151)
    Net interest credited and product charges on
     universal life and investment policies                               344,543            132,368             28,009
    Changes in other assets and liabilities
      Net receivables                                                    (100,577)           (22,345)           (12,018)
      Net payables                                                        (13,065)            (9,203)            13,607
      Policy benefits                                                     (23,983)             6,319             17,483
      Other                                                               (10,966)               188              1,212
                                                                  ----------------   ----------------   ----------------
              Net cash provided by (used in) operating
               activities                                                  40,921            (93,944)           (74,059)
                                                                  ----------------   ----------------   ----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                    6,407,146          5,274,090          1,628,781
    Equity securities                                                     306,724            118,338            263,191
    Mortgage loans                                                         65,711                  -                  -
    Other invested assets and derivatives                                 157,831             38,282             11,709
Cost of investments acquired
    Fixed maturities                                                   (8,645,932)        (7,789,238)        (3,469,665)
    Equity securities                                                    (380,292)          (129,451)           (78,270)
    Other invested assets and derivatives                                (114,483)          (122,988)          (114,619)
Purchase of CHC                                                          (290,188)                 -                  -
Net change in policy loans                                                 (2,222)               172             (4,025)
Net change in short-term investments                                      256,608            (88,630)           (87,423)
Net change in repurchase agreements and
 collateral on swap agreements                                            (32,593)           615,096            457,926
Net change in amounts due to brokers                                      (18,177)           (91,786)            84,942
                                                                  ----------------   ----------------   ----------------
              Net cash used in investing activities                    (2,289,867)        (2,176,115)        (1,307,453)
                                                                  ----------------   ----------------   ----------------
Cash flows from financing activities
Receipts from universal life and investment products                    2,839,656          2,761,615          1,714,938
Benefits paid on universal life and investment
 products                                                                (756,241)          (461,264)          (303,015)
Cash paid on coinsurance agreement                                        (13,817)                 -                  -
Capital contributions received                                            225,000             10,000                  -
Dividends paid on common stock                                            (36,000)           (27,000)           (22,000)
                                                                  ----------------   ----------------   ----------------
              Net cash provided by financing activities                 2,258,598          2,283,351          1,389,923
                                                                  ----------------   ----------------   ----------------
              Increase in cash                                              9,652             13,292              8,411
Cash
Beginning of year                                                          23,616             10,324              1,913
                                                                  ----------------   ----------------   ----------------
End of year                                                             $  33,268          $  23,616          $  10,324
                                                                  ----------------   ----------------   ----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Interest                                                              $     -            $    25            $    50
    Income taxes, paid to parent                                           92,221             42,908             48,038


              The accompanying notes are an integral part of these
                       consolidated financial statements.

Midland National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
December 31, 2003, 2002 and 2001

(amounts in thousands)

1.        Summary of Significant Accounting Policies

        Organization
        Midland National Life Insurance Company ("Midland National") is a wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective January 8, 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC") (Note 10). Companies owned by CHC include the insurance entity, Clarica Life Insurance Company - U.S. ("Clarica Life") and three noninsurance entities that provide various services on behalf of Clarica Life. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia. The accompanying financial statements include the consolidated accounts of the Company, including the results of operations and cash flows of CHC for the time period from January 8, 2003 (date of purchase) through December 31, 2003. All significant inter-company accounts and transactions have been eliminated in consolidation.

        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").

        Use of Estimates
        In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and a decrease in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Investments
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

        The majority of the mortgage loans were acquired as part of the CHC acquisition and were recorded at fair value as of the purchase date. Mortgage loans are carried at the adjusted unpaid balances less allowance for losses.

        Short-term investments are carried at amortized cost, which approximates fair value. Policy loans are carried at unpaid principal balances.

        Other invested assets and derivatives are primarily comprised of interest rate swaps, options, joint ventures and limited partnerships. The derivatives are recorded at quoted market prices. Investments in joint ventures and limited partnerships are recorded under the equity method of accounting and reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $19,229 and $16,429 during 2003 and 2002, respectively, of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.

        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.

        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.0% to 6.65% during 2003, 2.75% to 5.65% during 2002 and 2.75% to 6.25% during 2001. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivative Instruments
        Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137 and 138.

        SFAS No. 133 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (for those derivatives designated as "hedges") while other changes in derivative fair value are reflected in the statement of income. The Company uses derivatives to manage its policy obligation and investment risks.

        The Company has approximately $1,878,827 of annuity policies inforce (net of $720,116 ceded to an outside reinsurer) that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options which compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($48,742 in 2003 and $4,385 in 2002) offset by the amount credited to the policyholder ($45,385 in 2003 and $3,915 in 2002). The following relates to the options owned as of December 31, 2003 and 2002:

                                                  2003               2002

        Notional amount                        $1,875,505         $1,330,770
        Amortized cost                             59,275             42,664
        Estimated fair value                      228,928             34,395


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in "Equity Indexed Products" be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:

                                                                                  December 31,
                                                  Change       --------------------------------------------------
Gain (Loss) in Fair Value                       During 2003         2003              2002             2001

Change in investment values                       $ 145,229         $ 136,960          $ (8,269)        $  1,687
Change in liability values                         (128,205)         (144,487)          (16,282)          (4,123)
                                             ---------------   ---------------   ---------------  ---------------
Change in derivative/option values                   17,024            (7,527)          (24,551)          (2,436)
Offset to deferred acquisition costs                (11,975)            5,211            17,186            1,705
Offset to federal income taxes                       (1,796)              782             2,578              256
                                             ---------------   ---------------   ---------------  ---------------
Net impact                                         $  3,253          $ (1,534)         $ (4,787)         $  (475)
                                             ---------------   ---------------   ---------------  ---------------

        The impact as of January 1, 2001, was reflected as a change in accounting. The changes during 2003 and 2002 are reflected in the statement of income in the respective components of income.

        The fair value of the investment in call options is based upon quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss which is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs, an adjustment to the amortization of deferred acquisition costs is made.

        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps which effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities.

                                                   2003              2002

Notional amounts                                 $ 266,500           $ 728,500
Fixed rates to receive (range)               4.73% to 6.04%     4.73% to 6.04%
Current variable rates to pay (range)        1.15% to 1.23%     1.40% to 1.96%


        These swaps are accounted for as cash-flow hedges with the change in fair value reflected in other comprehensive income. The Company had no outstanding interest rate swaps as of January 1, 2001, so there was no change in accounting.


                                                           Change                      December 31,
                                                           During         -----------------------------------
Gain (Loss) in Fair Value                                   2003                 2003               2002

Change in swaps values                                       $ (66,788)         $  10,705          $  77,493
Offset to deferred acquisition costs                            46,752             (7,493)           (54,245)
Offset to federal income taxes                                   7,013             (1,124)            (8,137)
                                                       ----------------   ----------------   ----------------
              Net impact to other comprehensive
               income                                        $ (13,023)          $  2,088          $  15,111
                                                       ----------------   ----------------   ----------------


       The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counter party, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2003, applicable to all derivative investments was $105,110 and is reflected in the balance sheet in short term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on derivative instruments.

        Deferred Policy Acquisition Costs ("DPAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

        Deferred costs related to traditional life insurance are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.

        Policy acquisition costs deferred and amortized for years ended December 31 are as follows:

                                                                   2003               2002               2001

Deferred policy acquisition costs, beginning
 of year                                                         $ 966,311          $ 805,576          $ 554,426
Offset to losses on derivative instruments -
 January 1, 2001                                                         -                  -              3,632
Commissions deferred                                               365,615            336,072            256,334
Underwriting and acquisition expenses deferred                      28,218             33,150             26,948
Change in offset to unrealized (gains) losses                         (421)          (161,493)            20,015
Amortization - related to operations                              (114,380)           (61,259)           (53,852)
Amortization - related to SFAS No. 133                             (11,975)            14,265             (1,927)
                                                           ----------------   ----------------   ----------------
Deferred policy acquisition costs, end of year                  $1,233,368          $ 966,311          $ 805,576
                                                           ----------------   ----------------   ----------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses. Recoverability of deferred policy acquisition costs is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Present Value of Future Profits of Acquired Businesses
        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                                                  2003               2002               2001

Balance at beginning of year                                     $  12,214          $  15,221          $  18,573
Amortization                                                        (3,007)            (3,007)            (3,352)
                                                           ----------------   ----------------   ----------------
Balance at end of year                                            $  9,207          $  12,214          $  15,221
                                                           ----------------   ----------------   ----------------

        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Based on current conditions and assumptions as to future events, the Company expects to amortize substantially all of the existing PVFP over the next five years.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Assets Held in Separate Accounts
        Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.

        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash-flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Repurchase Agreements and Collateral on Derivative Instruments

        Repurchase Agreements
        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2003 and 2002, there were $935,319 and $1,007,654, respectively, of such agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.

        Collateral on Derivative Instruments As a result of market value changes, certain financial institutions involved in the interest rate swap agreements and options deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge was $105,110 and $65,368 at December 31, 2003 and 2002, respectively, and is reflected in the Company's consolidated balance sheets in short term investments. None of the collateral has been repledged as of December 31, 2003 and 2002. The obligation to repay the collateral is reflected in the consolidated balance sheets in repurchase agreements and collateral on derivative instruments.

        New Accounting Standards
        In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for the Separate Accounts. The Company will adopt this SOP in 2004. The SOP provides guidance on accounting and reporting for certain insurance sales inducements, primarily bonus interest credits. In addition, the SOP modifies accounting and reporting for certain separate account business. The Company currently reports the bonus interest and separate account business in substantially the method prescribed in the SOP, therefore the adoption of this SOP should have minimal to no impact on the Company's financial position or results of operations.

        In April 2003, the Derivatives Interpretation Group Issue B36, Embedded
        Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36"), was cleared by the Financial Accounting Standards Board ("FASB"). DIG B36 provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. This pronouncement becomes effective for the Company in 2004. It is anticipated DIG B36 will impact the accounting and reporting for one large coinsurance with funds withheld agreement with an outside reinsurance company. The Company is currently reviewing the impact of this pronouncement, but does not anticipate a material impact on its financial position or results of operations.


        In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51. This interpretation provides guidance for determining when a variable interest entity, as defined, should be consolidation in an issuer's financial statements. The interpretation is effective for periods ending after March 15, 2004. The adoption of this interpretation is not expected to have a significant impact on the Company's financial position or results of operations.

2.      Fair Value of Financial Instruments

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Mortgage Loans
        The majority of the mortgage loans were acquired as part of the CHC acquisition and were restated to a market value at purchase date. The fair values are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the loans in January 2003. At that time, each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.

        Cash, Short-Term Investments and Policy Loans
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

        Other Invested Assets and Derivatives
        For joint ventures and limited partnerships, the carrying amounts reported in the consolidated balance sheets approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to broker quoted market prices or fair value.

        Investment Securities
        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                             December 31, 2003                        December 31, 2002
                                    --------------------------------------   --------------------------------------
                                         Carrying            Estimated            Carrying            Estimated
                                           Value            Fair Value              Value            Fair Value

Financial assets
    Fixed maturities,
     available-for-sale                 $11,418,585         $11,418,585          $ 7,121,761         $ 7,121,761
    Equity securities,
     available-for-sale                     320,049             320,049              233,943             233,943
    Mortgage loans                          483,595             482,347               42,657              42,657
    Policy loans                            269,441             269,441              226,451             226,451
    Short-term investments                  209,268             209,268              377,913             377,913
    Other invested assets
     and derivatives                        302,964             302,964              214,661             214,661
Financial liabilities
    Investment-type
     insurance contracts                  5,967,544           5,130,482            5,201,399           4,363,514


3.      Investments and Investment Income

        Fixed Maturities and Equity Security Investments
        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                                    December 31, 2003
                                        -------------------------------------------------------------------------
                                                                Gross             Gross
                                                              Unrealized        Unrealized         Estimated
                                            Amortized          Holding           Holding             Fair
                                              Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 2,404,529         $ 23,051          $ 30,886         $ 2,396,694
    Corporate securities                        5,051,101          170,338            30,028           5,191,411
    Mortgage-backed securities                  3,648,309           82,784            17,253           3,713,840
    Other debt securities                         110,527            6,284               171             116,640
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           11,214,466          282,457            78,338          11,418,585
Equity securities                                 303,867           17,385             1,203             320,049
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $11,518,333        $ 299,842          $ 79,541         $11,738,634
                                        ------------------  ---------------   ---------------  ------------------




                                                                   December 31, 2002
                                        -------------------------------------------------------------------------
                                                                Gross             Gross
                                                              Unrealized        Unrealized         Estimated
                                            Amortized          Holding           Holding             Fair
                                              Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 1,583,313         $ 42,607          $  3,369         $ 1,622,551
    Corporate securities                        3,193,236           87,196           110,080           3,170,352
    Mortgage-backed securities                  2,231,273           91,089             4,233           2,318,129
    Other debt securities                          10,067              671                 9              10,729
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities            7,017,889          221,563           117,691           7,121,761
Equity securities                                 225,358           10,717             2,132             233,943
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $ 7,243,247        $ 232,280         $ 119,823         $ 7,355,704
                                        ------------------  ---------------   ---------------  ------------------


        The corporate securities category in the table above includes a group of foreign securities with a total amortized cost of $19,487 and a fair value of $21,075 at December 31, 2003. These securities have variable interest rates that currently average 1.42% and maturity dates of 2049.

        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003.


                              Less than 12 months           12 months or more                 Total
                           ---------------------------   -------------------------   ---------------------------
                                           Unrealized                  Unrealized                    Unrealized
                            Fair Value       Losses      Fair Value      Losses       Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,160,846      $28,898       $ 93,167      $ 1,988       $1,254,013      $30,886
   Corporate securities          186,633        9,384        233,752       20,644          420,385       30,028
   Mortgage-backed
    securities                 1,152,469       17,128         14,875          125        1,167,344       17,253
   Other debt securities          27,009          171              -            -           27,009          171
                           --------------  -----------   ------------  -----------   --------------  -----------
           Total fixed
            maturities         2,526,957       55,581        341,794       22,757        2,868,751       78,338
Equity securities                 98,825        1,141          3,999           62          102,824        1,203
                           --------------  -----------   ------------  -----------   --------------  -----------
           Total available-
            for-sale          $2,625,782      $56,722       $345,793      $22,819       $2,971,574      $79,541
                           --------------  -----------   ------------  -----------   --------------  -----------

        The unrealized appreciation (depreciation) on the available-for-sale securities and interest rate swaps in 2003 and 2002 is reduced by DPAC and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:

                                                                                      2003               2002

Net unrealized appreciation - AFS securities                                        $ 220,300          $ 112,457
Net unrealized appreciation - interest rate swaps                                      10,705             77,493
DPAC                                                                                 (129,455)          (129,034)
Deferred income taxes                                                                 (35,542)           (21,320)
                                                                              ----------------   ----------------
                                                                                       66,008             39,596
Minimum pension liability (net of tax $407)                                              (756)                 -
                                                                              ----------------   ----------------
              Accumulated other comprehensive gain                                  $  65,252          $  39,596
                                                                              ----------------   ----------------


        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs, minimum pension liability and deferred income taxes as follows:

                                                                  2003               2002               2001

Unrealized holding gains (losses) arising in the
 current period
     Fixed maturities                                            $  30,731          $ 209,522          $ (59,692)
     Equity securities                                              12,538             (1,039)            12,680
     Other invested assets - interest rate swaps                   (66,788)            77,004                489
     Less:  Reclassification adjustment for
      losses (gains) released into income                           64,574            (14,512)             2,721
     Less:  DPAC impact                                               (421)          (161,493)            20,015
     Less:  Deferred income tax effect                             (14,222)           (38,318)             8,325
                                                           ----------------   ----------------   ----------------
                                                                    26,412             71,164            (15,462)
     Less:  Minimum pension liability impact                          (756)                 -                  -
                                                           ----------------   ----------------   ----------------
                 Net other comprehensive income
                  (loss)                                         $  25,656          $  71,164          $ (15,462)
                                                           ----------------   ----------------   ----------------

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2003, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                               Amortized           Estimated
                                                                                 Cost             Fair Value

Due in one year or less                                                           $  103,700          $  104,462
Due after one year through five years                                              1,197,821           1,240,224
Due after five years through ten years                                             1,663,622           1,722,913
Due after ten years                                                                4,601,014           4,637,146
Securities not due at a single maturity date (primarily
 mortgage-backed securities)                                                       3,648,309           3,713,840
                                                                           ------------------  ------------------
              Total fixed maturities                                             $11,214,466         $11,418,585
                                                                           ------------------  ------------------

        Midland National became a member of the Federal Home Loan Bank of Des Moines ("FHLB") in 2002. In order to become a member Midland National was required to purchase FHLB equity securities that total $10,000 as of December 31, 2003. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses)
        The major categories of investment income are summarized as follows:


                                                                   2003               2002               2001

Gross investment income
    Fixed maturities                                             $ 557,185          $ 323,558          $ 239,652
    Equity securities                                               27,506             19,387             30,620
    Mortgage loans                                                  37,961              3,608              3,744
    Policy loans                                                    20,100             16,781             16,734
    Short-term investments                                           4,972              8,305             12,238
    Other invested assets                                           22,115             25,227              7,202
                                                           ----------------   ----------------   ----------------
              Total gross investment income                        669,839            396,866            310,190
Value received on option maturities                                 48,742              4,385                  -
Less:  Amortization of investment options                           77,357             56,491             34,216
Less:  Investment expenses                                          46,075             20,386             42,230
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 595,149          $ 324,374          $ 233,744
                                                           ----------------   ----------------   ----------------

        Included in gross investment income from equity securities in 2003 is $4,686 of income related to a common stock trading program the Company initiated during 2003. Under this program, the Company purchases a common equity security prior to its ex-dividend date and simultaneously writes a covered call option on the security. The Company receives the common equity dividend and subsequently disposes of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option on the equity security is exercised. In addition, the Company purchased S&P 500 put options to hedge against a significant drop in the equity securities market. For the year ended December 31, 2003, gross investment income from these activities consisted of the following:


Dividends                                                             $  15,188
Covered call option premiums                                              7,394
Loss on disposal of equity securities                                   (17,271)
S&P 500 put option expense                                                 (625)
                                                                ----------------
              Net impact on gross investment income                    $  4,686
                                                                ----------------



        The major categories of realized investment gains (losses) reflected in the income statement are summarized as follows:


                                                                   2003               2002               2001
                                                                 Realized           Realized           Realized

Fixed maturities                                                 $ (69,515)         $  26,331          $ (16,158)
Equity securities                                                    4,941            (11,819)            13,437
Mortgage loans                                                       2,164                  -                  -
Gain on termination of interest rate swaps                          65,901                  -                  -
Other                                                                   (9)                 2                 (4)
                                                           ----------------   ----------------   ----------------
              Net investment gains (losses)                       $  3,482          $  14,514          $  (2,725)
                                                           ----------------   ----------------   ----------------

        During 2003, the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as cash flow hedges and the proceeds from termination are reflected as realized gains or losses. During 2003, the Company terminated interest rate swaps with notional amounts of $462,000 and realized net gains on the terminations of $42,293. In some of the termination agreements, the Company elected to continue the interest rate swap for a period of 18 months. The remaining 18-month interest rate swaps do not qualify for hedge accounting and the Company realized a gain equal to the fair value of the remaining interest rate swap on the date of termination. These swaps are adjusted to fair market value as of December 31, 2003, with any change in fair value reflected as a realized gain or loss. During 2003, the Company realized net gains of $23,608 related to the termination of interest rate swaps with remaining 18-month periods.

        In 2002, the Company sold most of its investments in Worldcom Inc. bonds and recorded a pre-tax realized loss of approximately $18,000. Offsetting gains were taken on other securities during 2002 which were recorded in net realized investment gains.

        In 2001, the Company sold most of its investments in Enron bonds and recorded a pre-tax realized loss of approximately $28,000. Offsetting gains were taken on other securities during 2001 which were recorded in net realized investment gains.

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2003, 2002 and 2001 were as follows:


                                    2003                           2002                          2001
                        -----------------------------  ----------------------------  ----------------------------
                            Fixed          Equity         Fixed          Equity          Fixed         Equity
                         Maturities      Securities     Maturities     Securities     Maturities     Securities

Proceeds from sales     $5,509,559      $ 281,599     $5,079,475       $ 69,273      $1,338,697     $ 254,900
Gross realized gains        52,919          6,214         88,727          2,892          39,384        18,314
Gross realized losses      (92,818)        (2,719)       (51,632)       (17,565)        (58,371)       (9,287)


        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 2003.

        Other
        At December 31, 2003 and 2002, securities amounting to $4,845 and $2,183, respectively, were on deposit with regulatory authorities as required by law.

        Mortgage Loans
        Approximately 34% of the Company's mortgage loan portfolio is located in the Northeast geographic region. No other region accounts for over 19% of the mortgage portfolio. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2003, was as follows: Office 44%, Retail 13%, Industrial 28%, Apartment 6%, and Other 9%. At December 31, 2003, no investments in mortgage loans were considered by management to be impaired. At December 31, 2003, the average investment in mortgage loans was $5,800.

        The maximum and minimum lending rates for new mortgage loans during 2003 was 7.84% to 7.84%. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

        The total recorded investment in restructured loans at December 31, 2003, is $600. Interest income on nonperforming loans is generally recognized on a cash basis.

4.      Income Taxes

        The significant components of the provision for income taxes are as follows:

                                                                  2003               2002               2001

Current                                                          $  72,775          $  61,187          $  37,536
Deferred                                                           (17,447)           (18,166)              (151)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  55,328          $  43,021          $  37,385
                                                           ----------------   ----------------   ----------------


        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:


                                                                  2003               2002               2001

At statutory federal income tax rate                             $  56,709          $  43,660          $  37,567
Dividends received deductions                                         (462)              (405)              (701)
Other, net                                                            (919)              (234)               519
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  55,328          $  43,021          $  37,385
                                                           ----------------   ----------------   ----------------

        The federal income tax asset as of December 31 is comprised of the following:


                                                                                    2003               2002

Net deferred income tax asset (liability)                                           $  74,102          $  (2,098)
Income taxes currently payable                                                         (5,658)           (15,598)
                                                                              ----------------   ----------------
              Income tax asset (liability)                                          $  68,444          $ (17,696)
                                                                              ----------------   ----------------

        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                   2003               2002

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 505,038          $ 320,041
    Other, net                                                                         31,599              5,333
                                                                              ----------------   ----------------
              Total gross deferred income tax assets                                  536,637            325,374
                                                                              ----------------   ----------------
Deferred income tax liabilities
    Investments                                                                      (124,855)           (49,592)
    Present value of future profits of acquired business                               (3,222)            (4,275)
    Deferred policy acquisition costs                                                (334,458)          (273,605)
                                                                              ----------------   ----------------
              Total deferred income tax liabilities                                  (462,535)          (327,472)
                                                                              ----------------   ----------------
              Net deferred income tax asset (liability)                             $  74,102          $  (2,098)
                                                                              ----------------   ----------------

        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that further deemed payments from this account are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $79,000 balance in the policyholders' surplus account at December 31, 2003.

5.      Reinsurance

        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                              2003                              2002                            2001
                 --------------------------------  ------------------------------  ------------------------------
                     Ceded            Assumed          Ceded           Assumed          Ceded          Assumed

Premiums              $ 597,016          $ 9,597        $ 623,532        $ 7,519          $ 42,760       $ 6,026
Claims                    9,995           12,172           27,927          7,282            19,225         5,946



        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company has two large reinsurance arrangements at December 31, 2003, which are described below.

        Midland National entered into a funds withheld coinsurance agreement with an outside reinsurer in 2002. This is an indemnity agreement that covers 50% of all policies issued during 2002 and 2003 of particular annuity plans. In this agreement Midland National agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $896,173 and $491,472 against the reserve credits of $1,093,253 and $601,019 in the reinsurance receivable line in the December 31, 2003 and 2002 balance sheets, respectively. This agreement increased (decreased) the following financial statement lines as follows:

                                                                    2003               2002

Assets
    Other invested assets                                          $  4,842           $  3,425
    Deferred policy acquisition costs                              (192,354)          (109,793)
    Reinsurance receivables                                         197,079            109,547
Liabilities
    Other liabilities                                                 1,022              2,316
Revenues
    Interest sensitive life and investment product charges             (197)              (109)
    Net investment income                                           (38,627)           (11,406)
Benefits and expenses
    Interest credited to policyholder account balances              (27,115)            (8,861)
    Operating expenses                                                   75               (353)
    Amortization of deferred policy acquisition costs               (10,704)            (3,164)

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

        Effective January 1, 2003, Clarica Life entered into a coinsurance agreement with an outside reinsurer that covers 30% of the majority of the inforce life and annuity policies. Policies issued in 2003 are not covered under this agreement. In this agreement approximately $734,671 of policy obligations were transferred to the reinsurer. The transfer of the policy obligations was funded by the transfer of $564,570 of fixed maturity securities, $153,219 of mortgage loans and $15,417 of cash. The GAAP ceding fee of $1,465 was recorded into a deferred liability account which will be amortized over the life of the agreement.

6.      Statutory Financial Data and Dividend Restrictions

        Midland National is domesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by Midland National during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $36,000, $27,000 and $22,000 in 2003, 2002 and
        2001, respectively. Dividends payable in 2004 up to approximately $121,500 will not require prior approval of regulatory authorities.

        The statutory net income of the Company for the years ended December 31, 2003, 2002 and 2001, is approximately $95,000, $68,000 and $52,000, respectively, and capital and surplus at December 31, 2003, 2002 and 2001, is approximately $722,000, $509,000 and $457,000, respectively, in accordance with statutory accounting principles.

7.      Employee Benefits

        Midland National participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2003 and 2002. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Benefit obligation at December 31                       $ 18,589        $ 14,556         $ 3,352         $ 1,995
Fair value of plan assets at December 31                   9,950           7,892               -               -
                                                   --------------  --------------  --------------   -------------
Funded status at December 31                            $ (8,639)       $ (6,664)       $ (3,352)       $ (1,995)
                                                   --------------  --------------  --------------   -------------
Accrued benefit liability recognized
 in financial statements                                 $ 3,501         $ 2,639         $ 1,862         $ 1,636
                                                   --------------  --------------  --------------   -------------


        The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:


                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Employer contributions                                   $ 2,247         $ 1,490           $   -           $   -
Employee contributions                                         -               -              56              57
Benefit payments                                             164              57             219             193


        The following table provides the net periodic benefit cost for the years ended 2003, 2002 and 2001:

                                 Pension Benefits                                 Other Benefits
                   ----------------------------------------------  ----------------------------------------------
                       2003            2002            2001            2003            2002             2001

Net periodic
 benefit costs          $ 1,859          $ 1,394         $ 1,052          $  390          $  197          $   34


        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:


                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2003            2002            2003             2002

Weighted-average assumptions as of
 December 31
    Discount rate                                      6.25%           6.75%           6.25%           6.75%
    Expected return on plan assets                     8.75%           8.75%            N/A             N/A
    Rate of compensation increase                      4.25%           4.25%            N/A             N/A


        For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2010 and remain at that level thereafter.


        CHC sponsors a noncontributory defined benefit pension plan. CHC also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2003. Comparative 2002 amounts are not provided as CHC was not part of the Company in 2002:


                                                                                    Pension             Other
                                                                                   Benefits           Benefits

Benefit obligation at December 31                                                   $  13,606           $  4,550
Fair value of plan assets at December 31                                               13,446                  -
                                                                              ----------------   ----------------
Funded status at December 31                                                         $   (160)         $  (4,550)
                                                                              ----------------   ----------------
Accrued benefit liability recognized in financial statements                          $   595           $  5,404
                                                                              ----------------   ----------------


        CHC's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made, benefits paid, settlements, curtailments and net periodic costs for the CHC plan are as follows:



                                                    Pension             Other
                                                   Benefits           Benefits

Employer contributions                             $   119            $     -
Employee contributions                                   -                275
Benefit payments                                       508                275
Settlements                                            738                  -
Curtailments                                           792                579
Net periodic benefit costs                             579                356


        The assumptions used in the measurement of CHC's benefit obligations are shown in the following table:

                                                   Pension             Other
                                                  Benefits           Benefits

Weighted-average assumptions as of December 31
    Discount rate                                   6.25%              6.25%
    Expected return on plan assets                  6.25%               N/A
    Rate of compensation increase                4.05% to 9.00%         N/A


        For CHC's measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually each year to a rate of 5.0% for 2008 and remain at that level thereafter.


        Midland National also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2003, 2002 and 2001 were $4,050, $5,388 and $1,392, respectively. The expense for 2003, 2002 and 2001 was $4,441, $3,660 and $3,170, respectively. All contributions to the ESOP are held in trust.

8.      Commitments and Contingencies

        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,742, $2,005 and $1,795 for the years ended December 31, 2003, 2002 and 2001, respectively. The minimum future rentals on operating leases at December 31, 2003, are $1,844 in 2004; $1,559 in 2005; $1,559 in 2006; $1,489 in 2007; $1,349 in 2008 and
        $4,446 thereafter.

        Other Contingencies
        The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. In the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position or results of operations.

9.      Other Related Party Transactions

        The Company pays fees to SEI under management contracts. The Company was charged $6,781, $4,725 and $4,029 in 2003, 2002 and 2001, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $13,612, $7,147 and $2,751 in 2003, 2002 and 2001, respectively. Prior to April 2001 the Company paid investment management fees to an affiliate, Midland Advisors Company ("MAC"). MAC was a wholly owned subsidiary of SEI. Fees related to MAC's services were $2,138 in 2001. On May 1, 2001, MAC was sold to Guggenheim with SEI receiving stock in Guggenheim.

        Midland National provides certain insurance and noninsurance services to North American and NANY for which it was reimbursed $9,032, $13,233 and $8,756 in 2003, 2002 and 2001, respectively, for the costs incurred to render such services.

        The Company received a capital contributions from SEI of $225,000 and $10,000 in 2003 and 2002, respectively. These funds were applied as part of the funds to purchase CHC in 2003 (Note 10).

10.     Acquisition of CHC Holding

        Effective January 8, 2003, Midland National acquired 100% of the shares of CHC Holding Inc., which is the holding corporation for Clarica Life Insurance Company - U.S. The primary source of funds used to acquire the CHC shares was capital contributions received from SEI of $225,000 and $10,000 received in 2003 and 2002, respectively. The purchase price for these shares was $290,188 of which $282,936 represented the initial cost of the shares plus $7,252 of other costs. The allocation of the purchase price to the assets and liabilities of this company was as follows:

Assets
    Fixed maturities securities                                   $2,561,725
    Mortgage loans                                                   669,184
    Policy loans                                                      58,185
    Short-term investments                                            87,954
    Other invested assets and derivatives                             10,566
    Income tax asset                                                  55,702
    Cash and other receivables                                        38,339
                                                             ----------------
              Total assets                                         3,481,655
                                                             ----------------
Liabilities
    Policyholder account balances and reserves                     2,944,832
    Other liabilities                                                246,635
                                                             ----------------
              Total liabilities                                   $3,191,467
                                                             ----------------

Purchase price                                                     $ 290,188
                                                             ----------------

        The results of CHC are included in the Company's consolidated financial statements since January 8, 2003, the effective date of the purchase. The acquired assets and liabilities were recorded at fair values and, as a result, there was no excess purchase price allocated to goodwill.

        In 1994, Clarica Life issued subordinated bonds denominated in British pounds. The bonds matured on January 12, 2004, and paid interest at 7.25%. Interest payments and the repayment of principal at maturity date was fully guaranteed by Sun Life (previously known as Clarica Canada).

        Prior to, and as a condition of, the acquisition of CHC by Midland, certain assets were put into trust to defease the outstanding debt. In addition, Sun Life indemnified Midland National against any liability related to these bonds or any shortfall in the trust and also retained the residual interest in any excess trust assets after the debt has been retired. As of December 31, 2003, $29,199 of assets existed in the Trust available to repay the obligation.

11.     Subsequent Events

        Effective January 1, 2004, the nonlife insurance entities under Clarica Life were merged into Clarica Life. Effective April 1, 2004, subject to regulatory approval, CHC and Clarica Life will be merged into Midland National.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2003 and 2002

Midland National Life Insurance Company
Separate Account A
Index
--------------------------------------------------------------------------------


                                                                         Page(s)

Report of Independent Auditors.................................................1

Financial Statements

Statements of Assets and Liabilities, Operations and
     Changes in Net Assets..................................................2-40

Notes to Financial Statements..............................................41-55

                         Report of Independent Auditors


   The Board of Directors and Stockholder
   Midland National Life Insurance Company and
   Policyholders of Separate Account A


   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the INVESCO Variable Investment Funds, Inc., the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust and the PIMCO Variable Insurance Trust) at December 31, 2003, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.





   March 18, 2004

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                  Statement of Operations
              December 31, 2003                                         Year Ended December 31, 2003

ASSETS                                                            INVESTMENT INCOME
    Investment in Portfolios, at net asset                          Dividend income                             $   2,551,141
     value (cost $262,463,621)                  $ 288,945,046       Capital gains distributions                        78,276
                                                                                                             -----------------

LIABILITIES                                                 -                                                       2,629,417
                                              ----------------

NET ASSETS                                      $ 288,945,046       Expenses
                                              ----------------
                                                                      Administrative expense                          102,423
Number of units outstanding                        20,846,029         Mortality and expense risk                    2,054,352
                                              ----------------                                               -----------------

                                                                        Net investment income                         472,642

                                                                  REALIZED AND UNREALIZED GAINS
                                                                   (LOSSES) ON INVESTMENTS
                                                                    Net realized losses on investments            (20,559,577)
                                                                    Net unrealized appreciation on
                                                                     investments                                   76,984,581
                                                                                                             -----------------

                                                                  Net increase in net assets resulting from
                                                                   operations                                   $  56,897,646
                                                                                                             -----------------

------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                2003               2002

Net assets at beginning of year                                                              $ 195,388,047      $ 206,512,467

Net increase (decrease) in net assets resulting from operations                                 56,897,646        (45,784,654)

Capital shares transactions
    Net premiums                                                                                70,425,019         67,833,227
    Transfers of policy loans                                                                   (2,505,737)        (1,895,814)
    Transfers of cost of insurance                                                             (22,600,710)       (20,901,819)
    Transfers of surrenders                                                                     (8,471,511)        (7,593,708)
    Transfers of death benefits                                                                   (238,749)          (650,872)
    Transfers of other terminations                                                               (649,965)          (440,738)
    Interfund and net transfers to general account                                                 701,006         (1,690,042)
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                36,659,353         34,660,234
                                                                                          -----------------  -----------------

Total increase (decrease) in net assets                                                         93,556,999        (11,124,420)
                                                                                          -----------------  -----------------

Net assets at end of year                                                                    $ 288,945,046      $ 195,388,047
                                                                                          -----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 7,214,462                               Dividend income                                $   70,274
     shares at net asset value of $1.00                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,214,462)                  $  7,214,462
                                                                                                                        70,274
LIABILITIES                                                  -
                                               ----------------
                                                                     Expenses
NET ASSETS                                        $  7,214,462         Administrative expense                            2,432
                                               ----------------
                                                                       Mortality and expense risk                       62,308
                                                                                                              -----------------
                                      Unit
                          Units       Value      Net Assets              Net investment income                           5,534

Product Group 1            378,250     $12.29     $  4,649,539     REALIZED AND UNREALIZED GAINS
Product Group 2            135,721     $11.15        1,513,094      (LOSSES) ON INVESTMENTS
Product Group 3             57,138     $18.41        1,051,829       Net realized gains on investments                       -
                       ------------            ----------------
                                                                     Net unrealized appreciation on
                           571,109                $  7,214,462        investments                                            -
                       ------------            ----------------                                               -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    5,534
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,430,733       $  6,055,922

Net increase in net assets resulting from operations                                                  5,534             43,304

Capital shares transactions
    Net premiums                                                                                  2,373,055          2,504,733
    Transfers of policy loans                                                                       (36,266)           (50,541)
    Transfers of cost of insurance                                                                 (738,315)          (598,658)
    Transfers of surrenders                                                                        (418,683)          (176,262)
    Transfers of death benefits                                                                      (1,182)            (8,261)
    Transfers of other terminations                                                                  (3,234)              (197)
    Interfund and net transfers to general account                                                  602,820         (2,339,307)
                                                                                           -----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                       1,778,195           (668,493)
                                                                                           -----------------  -----------------

Total increase (decrease) in net assets                                                           1,783,729           (625,189)
                                                                                           -----------------  -----------------

Net assets at end of year                                                                      $  7,214,462       $  5,430,733
                                                                                           -----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 608,592                                 Dividend income                               $   239,210
     shares at net asset value of $6.95                              Capital gains distributions                             -
                                                                                                              -----------------
                                                                                                              -----------------
     per share (cost $3,723,362)                   $  4,229,716
                                                                                                                       239,210
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,229,716        Administrative expense                            3,534
                                               -----------------
                                                                       Mortality and expense risk                       32,777
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         202,899

Product Group 1            228,606      $9.84      $  2,248,784    REALIZED AND UNREALIZED GAINS
Product Group 2              2,557      $8.83            22,574     (LOSSES) ON INVESTMENTS
Product Group 3             79,118     $24.75         1,958,358      Net realized losses on investments               (358,426)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           310,281                 $  4,229,716       investments                                      975,735
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   820,208
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,879,583       $  2,549,739

Net increase in net assets resulting from operations                                                820,208             71,839

Capital shares transactions
    Net premiums                                                                                    868,498            734,853
    Transfers of policy loans                                                                       (26,011)           (19,177)
    Transfers of cost of insurance                                                                 (362,705)          (332,643)
    Transfers of surrenders                                                                        (158,570)          (116,223)
    Transfers of death benefits                                                                      (5,492)            (1,433)
    Transfers of other terminations                                                                  (8,573)            (4,827)
    Interfund and net transfers to general account                                                  222,778             (2,545)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    529,925            258,005
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,350,133            329,844
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,229,716       $  2,879,583
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,153,576                               Dividend income                               $   381,315
     shares at net asset value of $23.18                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $23,989,030)                  $ 26,739,888
                                                                                                                       381,315
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 26,739,888        Administrative expense                           17,417
                                               -----------------
                                                                       Mortality and expense risk                      196,865
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         167,033

Product Group 1          1,109,246     $14.52      $ 16,110,834    REALIZED AND UNREALIZED GAINS
Product Group 2             51,336     $10.93           561,231     (LOSSES) ON INVESTMENTS
Product Group 3            211,590     $47.58        10,067,823      Net realized losses on investments             (1,497,720)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,372,172                 $ 26,739,888       investments                                    7,285,792
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  5,955,105
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 19,627,178       $ 21,808,160

Net increase (decrease) in net assets resulting from operations                                   5,955,105         (4,127,755)

Capital shares transactions
    Net premiums                                                                                  4,520,794          4,349,869
    Transfers of policy loans                                                                      (407,552)          (220,048)
    Transfers of cost of insurance                                                               (1,844,532)        (1,781,384)
    Transfers of surrenders                                                                      (1,001,669)          (810,174)
    Transfers of death benefits                                                                     (16,410)           (59,566)
    Transfers of other terminations                                                                 (62,944)           (68,927)
    Interfund and net transfers to general account                                                  (30,082)           537,003
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,157,605          1,946,773
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           7,112,710         (2,180,982)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 26,739,888       $ 19,627,178
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,533,634                               Dividend income                               $   102,291
     shares at net asset value of $31.04                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $47,047,432)                  $ 47,604,009
                                                                                                                       102,291
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 47,604,009        Administrative expense                           33,311
                                               -----------------
                                                                       Mortality and expense risk                      349,458
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (280,478)

Product Group 1          2,094,065     $14.13      $ 29,585,078    REALIZED AND UNREALIZED GAINS
Product Group 2            202,228      $6.67         1,349,220     (LOSSES) ON INVESTMENTS
Product Group 3            338,769     $49.21        16,669,711      Net realized losses on investments             (6,824,430)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         2,635,062                 $ 47,604,009       investments                                   18,081,254
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $ 10,976,346
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 33,825,399       $ 44,809,920

Net increase (decrease) in net assets resulting from operations                                  10,976,346        (14,350,108)

Capital shares transactions
    Net premiums                                                                                  9,060,373         10,563,965
    Transfers of policy loans                                                                      (478,690)          (370,201)
    Transfers of cost of insurance                                                               (3,810,917)        (3,901,008)
    Transfers of surrenders                                                                      (1,572,405)        (1,774,681)
    Transfers of death benefits                                                                     (24,817)           (68,854)
    Transfers of other terminations                                                                (114,071)          (111,727)
    Interfund and net transfers to general account                                                 (257,209)          (971,907)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,802,264          3,365,587
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                          13,778,610        (10,984,521)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 47,604,009       $ 33,825,399
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 473,454                                 Dividend income                                $   43,374
     shares at net asset value of $15.59                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,432,645)                   $  7,381,149
                                                                                                                        43,374
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,381,149        Administrative expense                            5,014
                                               -----------------
                                                                       Mortality and expense risk                       48,821
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,461)

Product Group 1            370,295     $11.07      $  4,100,435    REALIZED AND UNREALIZED GAINS
Product Group 2             16,863      $7.14           120,463     (LOSSES) ON INVESTMENTS
Product Group 3            133,049     $23.75         3,160,251      Net realized losses on investments             (1,026,014)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           520,207                 $  7,381,149       investments                                    3,102,994
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,066,519
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,692,450       $  5,628,966

Net increase (decrease) in net assets resulting from operations                                   2,066,519         (1,218,798)

Capital shares transactions
    Net premiums                                                                                  1,248,866          1,244,509
    Transfers of policy loans                                                                       (47,165)           (25,983)
    Transfers of cost of insurance                                                                 (478,721)          (523,903)
    Transfers of surrenders                                                                        (217,001)          (258,573)
    Transfers of death benefits                                                                      (6,096)            (9,668)
    Transfers of other terminations                                                                 (19,424)            (9,113)
    Interfund and net transfers to general account                                                  141,721           (134,987)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    622,180            282,282
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,688,699           (936,516)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,381,149       $  4,692,450
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Midcap Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 332,972                                 Dividend income                                $   19,311
     shares at net asset value of $24.16                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,254,383)                   $  8,044,599
                                                                                                                        19,311
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,044,599        Administrative expense                              441
                                               -----------------
                                                                       Mortality and expense risk                       47,042
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (28,172)

Product Group 1            621,846     $11.79      $  7,332,950    REALIZED AND UNREALIZED GAINS
Product Group 2             34,165     $11.94           408,048     (LOSSES) ON INVESTMENTS
Product Group 3             24,055     $12.62           303,601      Net realized losses on investments                (64,418)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           680,066                 $  8,044,599       investments                                    1,990,558
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,897,968
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,291,869       $  2,069,043

Net increase (decrease) in net assets resulting from operations                                   1,897,968           (352,153)

Capital shares transactions
    Net premiums                                                                                  2,666,401          2,147,073
    Transfers of policy loans                                                                       (45,705)           (17,838)
    Transfers of cost of insurance                                                                 (531,272)          (273,033)
    Transfers of surrenders                                                                        (117,952)           (61,582)
    Transfers of death benefits                                                                        (423)           (96,376)
    Transfers of other terminations                                                                 (13,589)            (1,426)
    Interfund and net transfers to general account                                                 (102,698)           878,161
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,854,762          2,574,979
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,752,730          2,222,826
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,044,599       $  4,291,869
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 571,502                                 Dividend income                               $   261,936
     shares at net asset value of $14.46                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $8,071,085)                   $  8,263,923
                                                                                                                       261,936
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,263,923        Administrative expense                            9,410
                                               -----------------
                                                                       Mortality and expense risk                       67,809
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         184,717

Product Group 1            239,238     $13.44      $  3,214,369    REALIZED AND UNREALIZED GAINS
Product Group 2              6,967      $9.73            67,760     (LOSSES) ON INVESTMENTS
Product Group 3            171,050     $29.12         4,981,794      Net realized losses on investments               (416,797)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           417,255                 $  8,263,923       investments                                    1,410,156
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,178,076
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,960,372       $  7,173,216

Net increase (decrease) in net assets resulting from operations                                   1,178,076           (703,391)

Capital shares transactions
    Net premiums                                                                                  1,284,604          1,300,501
    Transfers of policy loans                                                                      (110,435)           (43,610)
    Transfers of cost of insurance                                                                 (487,793)          (563,492)
    Transfers of surrenders                                                                        (467,662)          (239,598)
    Transfers of death benefits                                                                      (9,124)           (12,793)
    Transfers of other terminations                                                                 (13,350)            (8,788)
    Interfund and net transfers to general account                                                  (70,765)            58,327
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    125,475            490,547
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,303,551           (212,844)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,263,923       $  6,960,372
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 572,127                                 Dividend income                               $   299,878
     shares at net asset value of $13.65                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,631,077)                   $  7,809,536
                                                                                                                       299,878
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,809,536        Administrative expense                            2,703
                                               -----------------
                                                                       Mortality and expense risk                       63,043
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         234,132

Product Group 1            419,691     $15.34      $  6,439,313    REALIZED AND UNREALIZED GAINS
Product Group 2              7,816     $13.73           107,281     (LOSSES) ON INVESTMENTS
Product Group 3             55,377     $22.81         1,262,942      Net realized gains on investments                 123,769
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           482,884                 $  7,809,536       investments                                      (93,514)
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   264,387
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,620,482       $  2,446,133

Net increase in net assets resulting from operations                                                264,387            358,235

Capital shares transactions
    Net premiums                                                                                  3,015,410          1,644,863
    Transfers of policy loans                                                                       (84,789)           (14,796)
    Transfers of cost of insurance                                                                 (622,540)          (324,634)
    Transfers of surrenders                                                                        (128,476)           (97,680)
    Transfers of death benefits                                                                      (6,268)           (31,526)
    Transfers of other terminations                                                                 (20,020)            (4,985)
    Interfund and net transfers to general account                                                 (228,650)         1,644,872
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,924,667          2,816,114
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,189,054          3,174,349
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,809,536       $  5,620,482
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 308,570                                 Dividend income                               $   439,480
     shares at net asset value of $126.13                            Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $35,188,995)                  $ 38,919,926
                                                                                                                       439,480
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 38,919,926        Administrative expense                            8,932
                                               -----------------
                                                                       Mortality and expense risk                      275,657
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         154,891

Product Group 1          2,323,630     $13.57      $ 31,540,946    REALIZED AND UNREALIZED GAINS
Product Group 2            283,298      $7.80         2,210,069     (LOSSES) ON INVESTMENTS
Product Group 3            193,836     $26.67         5,168,911      Net realized losses on investments             (3,510,876)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         2,800,764                 $ 38,919,926       investments                                   11,210,847
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  7,854,862
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 26,800,947       $ 29,306,628

Net increase (decrease) in net assets resulting from operations                                   7,854,862         (7,235,523)

Capital shares transactions
    Net premiums                                                                                 10,336,191          9,967,140
    Transfers of policy loans                                                                      (331,521)          (326,105)
    Transfers of cost of insurance                                                               (3,321,728)        (3,197,520)
    Transfers of surrenders                                                                      (1,132,000)          (939,097)
    Transfers of death benefits                                                                     (30,716)           (57,551)
    Transfers of other terminations                                                                 (90,597)           (67,892)
    Interfund and net transfers to general account                                               (1,165,512)          (649,133)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,264,117          4,729,842
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                          12,118,979         (2,505,681)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 38,919,926       $ 26,800,947
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,426,908                               Dividend income                               $   118,519
     shares at net asset value of $23.13                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $28,338,586)                  $ 33,004,372
                                                                                                                       118,519
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 33,004,372        Administrative expense                           10,277
                                               -----------------
                                                                       Mortality and expense risk                      238,800
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (130,558)

Product Group 1          1,516,968     $17.08      $ 25,911,999    REALIZED AND UNREALIZED GAINS
Product Group 2            123,310      $9.35         1,153,333     (LOSSES) ON INVESTMENTS
Product Group 3            235,410     $25.23         5,939,040      Net realized losses on investments             (1,387,164)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,875,688                 $ 33,004,372        investments                                   8,328,398
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  6,810,676
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $ 23,636,282       $ 24,521,124

Net increase (decrease) in net assets resulting from operations                                   6,810,676         (2,665,559)

Capital shares transactions
    Net premiums                                                                                  6,538,775          6,861,266
    Transfers of policy loans                                                                      (273,031)          (254,625)
    Transfers of cost of insurance                                                               (2,319,965)        (2,308,703)
    Transfers of surrenders                                                                      (1,184,223)        (1,384,569)
    Transfers of death benefits                                                                     (22,767)          (114,428)
    Transfers of other terminations                                                                 (55,026)           (52,933)
    Interfund and net transfers to general account                                                 (126,349)          (965,291)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,557,414          1,780,717
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           9,368,090           (884,842)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 33,004,372       $ 23,636,282
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 381,500                                 Dividend income                               $   114,315
     shares at net asset value of $12.33                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,476,716)                   $  4,703,890
                                                                                                                       114,315
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,703,890        Administrative expense                            2,449
                                               -----------------
                                                                       Mortality and expense risk                       36,420
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          75,446

Product Group 1            268,072     $12.31      $  3,298,722    REALIZED AND UNREALIZED GAINS
Product Group 2              6,145      $8.28            50,866     (LOSSES) ON INVESTMENTS
Product Group 3             74,986     $18.06         1,354,302      Net realized losses on investments               (395,747)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           349,203                 $  4,703,890       investments                                    1,149,195
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   828,894
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  3,667,172       $  4,600,171

Net increase (decrease) in net assets resulting from operations                                     828,894           (747,737)

Capital shares transactions
    Net premiums                                                                                    901,349            973,864
    Transfers of policy loans                                                                       (33,539)           (71,982)
    Transfers of cost of insurance                                                                 (391,945)          (403,864)
    Transfers of surrenders                                                                        (171,120)          (172,342)
    Transfers of death benefits                                                                           -             (8,019)
    Transfers of other terminations                                                                 (10,764)            (7,258)
    Interfund and net transfers to general account                                                  (86,157)          (495,661)
                                                                                            ----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         207,824           (185,262)
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,036,718           (932,999)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,703,890       $  3,667,172
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 220,553                                 Dividend income                                $   63,213
     shares at net asset value of $13.88                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,822,989)                   $  3,061,281
                                                                                                                        63,213
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  3,061,281        Administrative expense                              174
                                               -----------------
                                                                       Mortality and expense risk                       22,645
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          40,394

Product Group 1            222,445     $13.14      $  2,923,012    REALIZED AND UNREALIZED GAINS
Product Group 2              4,724      $9.92            46,867     (LOSSES) ON INVESTMENTS
Product Group 3              6,860     $13.32            91,402      Net realized losses on investments                (65,048)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           234,029                 $  3,061,281       investments                                      420,628
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   395,974
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,084,265       $  1,912,742

Net increase (decrease) in net assets resulting from operations                                     395,974           (192,708)

Capital shares transactions
    Net premiums                                                                                    803,626            689,969
    Transfers of policy loans                                                                       (15,163)           (28,331)
    Transfers of cost of insurance                                                                 (267,733)          (230,403)
    Transfers of surrenders                                                                         (59,586)           (43,710)
    Transfers of death benefits                                                                        (379)            (8,155)
    Transfers of other terminations                                                                  (5,227)            (4,771)
    Interfund and net transfers to general account                                                  125,504            (10,368)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    581,042            364,231
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        977,016            171,523
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,061,281       $  2,084,265
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 530,415                                 Dividend income                                $   68,108
     shares at net asset value of $13.26                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,367,389)                   $  7,033,299
                                                                                                                        68,108
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,033,299        Administrative expense                              777
                                               -----------------
                                                                       Mortality and expense risk                       54,061
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          13,270

Product Group 1            447,947     $14.45      $  6,474,016    REALIZED AND UNREALIZED GAINS
Product Group 2             11,731      $8.90           104,373     (LOSSES) ON INVESTMENTS
Product Group 3             30,585     $14.87           454,910      Net realized losses on investments               (406,173)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           490,263                 $  7,033,299       investments                                    1,657,465
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,264,562
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,130,153       $  5,539,047

Net increase (decrease) in net assets resulting from operations                                   1,264,562         (1,017,808)

Capital shares transactions
    Net premiums                                                                                  1,573,541          1,643,089
    Transfers of policy loans                                                                       (60,889)           (39,267)
    Transfers of cost of insurance                                                                 (653,377)          (629,111)
    Transfers of surrenders                                                                        (211,010)          (228,342)
    Transfers of death benefits                                                                      (3,193)           (14,869)
    Transfers of other terminations                                                                 (24,829)            (7,445)
    Interfund and net transfers to general account                                                   18,341           (115,141)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    638,584            608,914
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,903,146           (408,894)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,033,299       $  5,130,153
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 539,458                                 Dividend income                                $   51,971
     shares at net asset value of $15.07                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,262,635)                   $  8,129,627
                                                                                                                        51,971
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,129,627        Administrative expense                              625
                                               -----------------
                                                                       Mortality and expense risk                       61,640
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,294)

Product Group 1            744,321     $10.40      $  7,741,514    REALIZED AND UNREALIZED GAINS
Product Group 2              3,984      $7.06            28,135     (LOSSES) ON INVESTMENTS
Product Group 3             33,410     $10.77           359,978      Net realized losses on investments               (947,978)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           781,715                 $  8,129,627       investments                                    2,759,720
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,801,448
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,129,407       $  6,951,789

Net increase (decrease) in net assets resulting from operations                                   1,801,448         (1,647,000)

Capital shares transactions
    Net premiums                                                                                  1,837,616          2,059,274
    Transfers of policy loans                                                                       (93,329)           (92,728)
    Transfers of cost of insurance                                                                 (761,255)          (816,090)
    Transfers of surrenders                                                                        (259,379)          (305,281)
    Transfers of death benefits                                                                      (6,008)            (2,465)
    Transfers of other terminations                                                                 (22,973)           (19,011)
    Interfund and net transfers to general account                                                 (495,900)               919
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    198,772            824,618
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,000,220           (822,382)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,129,627       $  6,129,407
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 267,386                                 Dividend income                                $   32,667
     shares at net asset value of $6.74                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,633,783)                   $  1,802,179
                                                                                                                        32,667
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,802,179        Administrative expense                               42
                                               -----------------
                                                                       Mortality and expense risk                       12,567
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          20,058

Product Group 1            126,663     $13.65      $  1,728,322    REALIZED AND UNREALIZED GAINS
Product Group 2              4,636      $9.94            46,096     (LOSSES) ON INVESTMENTS
Product Group 3              2,009     $13.82            27,761      Net realized losses on investments                (42,118)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           133,308                 $  1,802,179       investments                                      268,330
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   246,270
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,135,668        $   888,981

Net increase (decrease) in net assets resulting from operations                                     246,270           (105,583)

Capital shares transactions
    Net premiums                                                                                    580,038            513,385
    Transfers of policy loans                                                                       (10,595)           (18,902)
    Transfers of cost of insurance                                                                 (172,545)          (125,899)
    Transfers of surrenders                                                                         (35,639)           (28,042)
    Transfers of death benefits                                                                        (730)            (1,371)
    Transfers of other terminations                                                                  (1,998)              (841)
    Interfund and net transfers to general account                                                   61,710             13,940
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    420,241            352,270
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        666,511            246,687
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,802,179       $  1,135,668
                                                                                            ----------------  -----------------

                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 465,431                                 Dividend income                                 $       -
     shares at net asset value of $7.12                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,075,968)                   $  3,313,869
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  3,313,869        Administrative expense                              273
                                               -----------------
                                                                       Mortality and expense risk                       24,528
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (24,801)

Product Group 1            249,764     $12.06      $  3,011,856    REALIZED AND UNREALIZED GAINS
Product Group 2             21,992      $7.30           160,494     (LOSSES) ON INVESTMENTS
Product Group 3             11,096     $12.75           141,519      Net realized losses on investments               (259,933)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           282,852                 $  3,313,869       investments                                      805,889
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   521,155
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,405,459       $  2,616,705

Net increase (decrease) in net assets resulting from operations                                     521,155           (657,467)

Capital shares transactions
    Net premiums                                                                                    967,365          1,004,219
    Transfers of policy loans                                                                       (47,014)           (29,249)
    Transfers of cost of insurance                                                                 (342,001)          (339,503)
    Transfers of surrenders                                                                         (60,136)           (38,695)
    Transfers of death benefits                                                                      (1,749)           (59,696)
    Transfers of other terminations                                                                 (15,137)            (4,164)
    Interfund and net transfers to general account                                                 (114,073)           (86,691)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    387,255            446,221
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             908,410           (211,246)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,313,869       $  2,405,459
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,174,344                               Dividend income                                $   42,543
     shares at net asset value of $6.43                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,945,623)                   $  7,551,029
                                                                                                                        42,543
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,551,029        Administrative expense                              604
                                               -----------------
                                                                       Mortality and expense risk                       53,307
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (11,368)

Product Group 1            620,839     $11.20      $  6,952,679    REALIZED AND UNREALIZED GAINS
Product Group 2             43,448      $5.72           248,715     (LOSSES) ON INVESTMENTS
Product Group 3             29,985     $11.66           349,635      Net realized losses on investments               (989,154)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           694,272                 $  7,551,029       investments                                    2,388,203
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,387,681
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  5,308,390       $  5,449,486

Net increase (decrease) in net assets resulting from operations                                   1,387,681         (1,292,387)

Capital shares transactions
    Net premiums                                                                                  1,918,023          2,152,675
    Transfers of policy loans                                                                       (66,584)           (41,538)
    Transfers of cost of insurance                                                                 (616,661)          (597,031)
    Transfers of surrenders                                                                        (193,091)          (143,124)
    Transfers of death benefits                                                                        (893)            (5,084)
    Transfers of other terminations                                                                 (15,394)            (6,462)
    Interfund and net transfers to general account                                                 (170,442)          (208,145)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    854,958          1,151,291
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,242,639           (141,096)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,551,029       $  5,308,390
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 899,611                                 Dividend income                                $   49,832
     shares at net asset value of $7.79                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,963,871)                   $  7,007,967
                                                                                                                        49,832
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,007,967        Administrative expense                              502
                                               -----------------
                                                                       Mortality and expense risk                       45,953
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           3,377

Product Group 1            372,427     $17.37      $  6,469,506    REALIZED AND UNREALIZED GAINS
Product Group 2             15,227     $14.72           224,169     (LOSSES) ON INVESTMENTS
Product Group 3             17,524     $17.93           314,292      Net realized losses on investments               (103,334)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           405,178                 $  7,007,967       investments                                    1,469,585
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,369,628
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,118,748       $  3,233,975

Net increase (decrease) in net assets resulting from operations                                   1,369,628           (603,325)

Capital shares transactions
    Net premiums                                                                                  2,017,952          1,467,537
    Transfers of policy loans                                                                       (30,847)           (63,481)
    Transfers of cost of insurance                                                                 (480,579)          (350,205)
    Transfers of surrenders                                                                        (136,277)          (116,729)
    Transfers of death benefits                                                                      (1,626)            (7,012)
    Transfers of other terminations                                                                 (23,139)           (15,972)
    Interfund and net transfers to general account                                                  174,107            573,960
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,519,591          1,488,098
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,889,219            884,773
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,007,967       $  4,118,748
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income and Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 315,549                                 Dividend income                                $   20,456
     shares at net asset value of $6.57                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,761,200)                   $  2,073,156
                                                                                                                        20,456
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,073,156        Administrative expense                               86
                                               -----------------
                                                                       Mortality and expense risk                       14,551
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           5,819

Product Group 1            162,159     $11.52      $  1,868,096    REALIZED AND UNREALIZED GAINS
Product Group 2             17,947      $8.37           150,290     (LOSSES) ON INVESTMENTS
Product Group 3              4,809     $11.39            54,770      Net realized losses on investments               (197,528)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           184,915                 $  2,073,156       investments                                      631,624
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   439,915
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,412,025       $  1,426,734

Net increase (decrease) in net assets resulting from operations                                     439,915           (320,175)

Capital shares transactions
    Net premiums                                                                                    583,367            523,390
    Transfers of policy loans                                                                       (22,206)           (14,649)
    Transfers of cost of insurance                                                                 (169,379)          (161,402)
    Transfers of surrenders                                                                        (146,475)           (53,872)
    Transfers of death benefits                                                                        (890)              (101)
    Transfers of other terminations                                                                  (6,129)            (1,123)
    Interfund and net transfers to general account                                                  (17,072)            13,223
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    221,216            305,466
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             661,131            (14,709)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,073,156       $  1,412,025
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Emerging Growth Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 607,780                                 Dividend income                                 $       -
     shares at net asset value of $15.51                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $8,538,038)                   $  9,426,673
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  9,426,673        Administrative expense                              748
                                               -----------------
                                                                       Mortality and expense risk                       69,015
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (69,763)

Product Group 1            869,082      $9.81      $  8,524,220    REALIZED AND UNREALIZED GAINS
Product Group 2            106,101      $4.52           479,666     (LOSSES) ON INVESTMENTS
Product Group 3             43,597      $9.70           422,787      Net realized losses on investments               (924,514)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,018,780                 $  9,426,673       investments                                    3,007,776
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,013,499
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  6,373,101       $  8,123,686

Net increase (decrease) in net assets resulting from operations                                   2,013,499         (2,969,811)

Capital shares transactions
    Net premiums                                                                                  2,697,766          3,385,736
    Transfers of policy loans                                                                       (51,984)           (39,975)
    Transfers of cost of insurance                                                                 (953,825)        (1,007,902)
    Transfers of surrenders                                                                        (200,563)          (184,872)
    Transfers of death benefits                                                                      (2,719)           (18,635)
    Transfers of other terminations                                                                 (24,412)           (14,587)
    Interfund and net transfers to general account                                                 (424,190)          (900,539)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,040,073          1,219,226
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           3,053,572         (1,750,585)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  9,426,673       $  6,373,101
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Investors Trust Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 91,992                                  Dividend income                                $    8,299
     shares at net asset value of $16.34                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,403,021)                   $  1,503,147
                                                                                                                         8,299
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,503,147        Administrative expense                               24
                                               -----------------
                                                                       Mortality and expense risk                       11,383
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (3,108)

Product Group 1            154,654      $9.56      $  1,477,831    REALIZED AND UNREALIZED GAINS
Product Group 2              1,944      $7.94            15,436     (LOSSES) ON INVESTMENTS
Product Group 3              1,046      $9.45             9,880      Net realized losses on investments               (147,898)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           157,644                 $  1,503,147       investments                                      403,909
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   252,903
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,145,465       $  1,089,989

Net increase (decrease) in net assets resulting from operations                                     252,903           (271,779)

Capital shares transactions
    Net premiums                                                                                    377,200            481,310
    Transfers of policy loans                                                                       (22,341)            (3,795)
    Transfers of cost of insurance                                                                 (152,384)          (141,556)
    Transfers of surrenders                                                                         (21,484)           (30,844)
    Transfers of death benefits                                                                        (731)                 -
    Transfers of other terminations                                                                 (17,624)              (806)
    Interfund and net transfers to general account                                                  (57,857)            22,946
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    104,779            327,255
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        357,682             55,476
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,503,147       $  1,145,465
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
New Discovery Series
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 452,147                                 Dividend income                                 $       -
     shares at net asset value of $13.96                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,653,679)                   $  6,311,978
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,311,978        Administrative expense                              637
                                               -----------------
                                                                       Mortality and expense risk                       41,590
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (42,227)

Product Group 1            316,609     $18.24      $  5,774,897    REALIZED AND UNREALIZED GAINS
Product Group 2             16,575      $8.34           138,257     (LOSSES) ON INVESTMENTS
Product Group 3             22,121     $18.03           398,824      Net realized losses on investments               (274,629)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           355,305                 $  6,311,978       investments                                    1,672,208
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,355,352
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  3,607,321       $  4,167,704

Net increase (decrease) in net assets resulting from operations                                   1,355,352         (1,545,848)

Capital shares transactions
    Net premiums                                                                                  1,360,880          1,716,387
    Transfers of policy loans                                                                       (61,649)           (18,352)
    Transfers of cost of insurance                                                                 (411,149)          (389,493)
    Transfers of surrenders                                                                         (75,234)           (69,888)
    Transfers of death benefits                                                                        (228)              (944)
    Transfers of other terminations                                                                 (12,548)            (4,466)
    Interfund and net transfers to general account                                                  549,233           (247,779)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,349,305            985,465
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           2,704,657           (560,383)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,311,978       $  3,607,321
                                                                                            ----------------  -----------------



                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Research Series
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 300,687                                 Dividend income                                $   21,073
     shares at net asset value of $13.35                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,684,750)                   $  4,014,175
                                                                                                                        21,073
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,014,175        Administrative expense                              268
                                               -----------------
                                                                       Mortality and expense risk                       29,046
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,241)

Product Group 1            375,226      $9.87      $  3,703,417    REALIZED AND UNREALIZED GAINS
Product Group 2             24,543      $6.91           169,628     (LOSSES) ON INVESTMENTS
Product Group 3             14,468      $9.75           141,130      Net realized losses on investments               (386,052)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           414,237                 $  4,014,175       investments                                    1,121,014
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   726,721
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,793,015       $  2,933,918

Net increase (decrease) in net assets resulting from operations                                     726,721           (849,117)

Capital shares transactions
    Net premiums                                                                                  1,173,231          1,249,396
    Transfers of policy loans                                                                       (20,559)           (15,414)
    Transfers of cost of insurance                                                                 (380,622)          (347,262)
    Transfers of surrenders                                                                         (70,165)           (84,841)
    Transfers of death benefits                                                                        (265)            (2,709)
    Transfers of other terminations                                                                 (13,250)            (2,015)
    Interfund and net transfers to general account                                                 (193,931)           (88,941)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    494,439            708,214
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                           1,221,160           (140,903)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,014,175       $  2,793,015
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 278,420                                 Dividend income                                $   40,218
     shares at net asset value of $24.52                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,788,831)                   $  6,826,851
                                                                                                                        40,218
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,826,851        Administrative expense                              277
                                               -----------------
                                                                       Mortality and expense risk                       44,739
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,798)

Product Group 1            428,361     $14.84      $  6,357,078    REALIZED AND UNREALIZED GAINS
Product Group 2             27,525     $11.37           312,881     (LOSSES) ON INVESTMENTS
Product Group 3             10,700     $14.66           156,892      Net realized losses on investments               (118,360)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           466,586                 $  6,826,851       investments                                    1,566,751
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,443,593
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,003,870       $  3,115,424

Net increase (decrease) in net assets resulting from operations                                   1,443,593           (705,822)

Capital shares transactions
    Net premiums                                                                                  2,016,310          1,880,160
    Transfers of policy loans                                                                       (50,687)           (15,166)
    Transfers of cost of insurance                                                                 (550,377)          (427,998)
    Transfers of surrenders                                                                        (100,568)           (64,071)
    Transfers of death benefits                                                                      (1,416)              (633)
    Transfers of other terminations                                                                 (14,195)            (5,558)
    Interfund and net transfers to general account                                                   80,321            227,534
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,379,388          1,594,268
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,822,981            888,446
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,826,851       $  4,003,870
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 441,963                                 Dividend income                                $   34,296
     shares at net asset value of $17.04                             Capital gains distributions                        70,905
                                                                                                              -----------------
     per share (cost $6,389,698)                   $  7,531,058
                                                                                                                       105,201
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,531,058        Administrative expense                              802
                                               -----------------
                                                                       Mortality and expense risk                       52,186
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          52,213

Product Group 1            365,451     $18.47      $  6,750,652    REALIZED AND UNREALIZED GAINS
Product Group 2             19,431     $18.17           353,058     (LOSSES) ON INVESTMENTS
Product Group 3             23,475     $18.20           427,348      Net realized losses on investments                (99,259)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           408,357                 $  7,531,058           investments                                1,417,162
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,370,116
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  4,984,990       $  3,571,997

Net increase (decrease) in net assets resulting from operations                                   1,370,116           (516,108)

Capital shares transactions
    Net premiums                                                                                  2,397,256          2,060,246
    Transfers of policy loans                                                                       (36,606)           (38,409)
    Transfers of cost of insurance                                                                 (522,100)          (353,821)
    Transfers of surrenders                                                                        (229,502)          (101,465)
    Transfers of death benefits                                                                     (73,487)              (466)
    Transfers of other terminations                                                                 (14,413)           (14,970)
    Interfund and net transfers to general account                                                 (345,196)           377,986
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,175,952          1,929,101
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,546,068          1,412,993
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,531,058       $  4,984,990
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC International Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 123,298                                 Dividend income                                $   11,925
     shares at net asset value of $7.10                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $714,068)                      $   875,416
                                                                                                                        11,925
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   875,416        Administrative expense                               88
                                               -----------------
                                                                       Mortality and expense risk                        4,463
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,374

Product Group 1            108,617      $7.56       $   821,012    REALIZED AND UNREALIZED GAINS
Product Group 2              4,082      $5.96            24,313     (LOSSES) ON INVESTMENTS
Product Group 3              3,920      $7.68            30,091      Net realized losses on investments                 (5,052)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           116,619                  $   875,416       investments                                      193,107
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   195,429
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   282,105        $   186,047

Net increase (decrease) in net assets resulting from operations                                     195,429            (49,143)

Capital shares transactions
    Net premiums                                                                                    423,538            184,472
    Transfers of policy loans                                                                        (3,553)              (604)
    Transfers of cost of insurance                                                                  (55,446)           (36,732)
    Transfers of surrenders                                                                          (7,668)            (5,364)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                    (451)                 -
    Interfund and net transfers to general account                                                   41,462              3,429
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    397,882            145,201
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        593,311             96,058
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   875,416        $   282,105
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 68,407                                  Dividend income                                 $       -
     shares at net asset value of $33.29                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,945,287)                   $  2,277,259
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,277,259        Administrative expense                               47
                                               -----------------
                                                                       Mortality and expense risk                       13,535
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (13,582)

Product Group 1            344,035      $6.31      $  2,172,531    REALIZED AND UNREALIZED GAINS
Product Group 2              9,449      $6.40            60,448     (LOSSES) ON INVESTMENTS
Product Group 3              5,717      $7.74            44,280      Net realized losses on investments               (124,532)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           359,201                 $  2,277,259       investments                                      595,560
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   457,446
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,061,218        $   817,449

Net increase (decrease) in net assets resulting from operations                                     457,446           (384,769)

Capital shares transactions
    Net premiums                                                                                    777,494            928,666
    Transfers of policy loans                                                                       (10,894)              (900)
    Transfers of cost of insurance                                                                 (171,102)          (134,891)
    Transfers of surrenders                                                                          (8,564)           (10,671)
    Transfers of death benefits                                                                           -               (971)
    Transfers of other terminations                                                                  (4,756)                 -
    Interfund and net transfers to general account                                                  176,417           (152,695)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    758,595            628,538
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,216,041            243,769
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,277,259       $  1,061,218
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 263,125                                 Dividend income                                 $       -
     shares at net asset value of $18.40                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,041,290)                   $  4,841,496
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,841,496        Administrative expense                               79
                                               -----------------
                                                                       Mortality and expense risk                       23,357
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,436)

Product Group 1            541,761      $8.25      $  4,467,173    REALIZED AND UNREALIZED GAINS
Product Group 2             34,109      $8.36           285,277     (LOSSES) ON INVESTMENTS
Product Group 3              9,096      $9.79            89,046      Net realized losses on investments               (120,332)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           584,966                 $  4,841,496       investments                                    1,168,368
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,024,600
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  1,590,097       $  1,311,633

Net increase (decrease) in net assets resulting from operations                                   1,024,600           (526,670)

Capital shares transactions
    Net premiums                                                                                  1,358,712            891,796
    Transfers of policy loans                                                                          (331)            (3,049)
    Transfers of cost of insurance                                                                 (251,310)          (186,319)
    Transfers of surrenders                                                                         (17,556)            (6,581)
    Transfers of death benefits                                                                     (20,024)                 1
    Transfers of other terminations                                                                  (2,738)                 -
    Interfund and net transfers to general account                                                1,160,046            109,286
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,226,799            805,134
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,251,399            278,464
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,841,496       $  1,590,097
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 177,827                                 Dividend income                                 $       -
     shares at net asset value of $28.09                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,315,542)                   $  4,995,171
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,995,171        Administrative expense                              114
                                               -----------------
                                                                       Mortality and expense risk                       30,915
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (31,029)

Product Group 1            855,110      $5.48      $  4,684,641    REALIZED AND UNREALIZED GAINS
Product Group 2             40,594      $5.55           225,279     (LOSSES) ON INVESTMENTS
Product Group 3             10,777      $7.91            85,251      Net realized losses on investments               (194,652)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           906,481                 $  4,995,171       investments                                    1,257,357
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,031,676
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $  2,830,287       $  1,935,789

Net increase (decrease) in net assets resulting from operations                                   1,031,676         (1,051,116)

Capital shares transactions
    Net premiums                                                                                  1,665,954          1,721,234
    Transfers of policy loans                                                                       (22,396)           (17,850)
    Transfers of cost of insurance                                                                 (374,812)          (301,282)
    Transfers of surrenders                                                                         (48,302)           (43,792)
    Transfers of death benefits                                                                        (340)           (59,200)
    Transfers of other terminations                                                                 (14,478)              (474)
    Interfund and net transfers to general account                                                  (72,418)           646,978
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,133,208          1,945,614
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,164,884            894,498
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,995,171       $  2,830,287
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 171,029                                 Dividend income                                 $       -
     shares at net asset value of $17.38                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,526,709)                   $  2,972,490
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,972,490        Administrative expense                               83
                                               -----------------
                                                                       Mortality and expense risk                       14,047
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (14,130)

Product Group 1            488,762      $5.74      $  2,803,525    REALIZED AND UNREALIZED GAINS
Product Group 2             15,489      $5.81            90,017     (LOSSES) ON INVESTMENTS
Product Group 3              8,866      $8.90            78,948      Net realized gains on investments                  54,273
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           513,117                 $  2,972,490       investments                                      530,769
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   570,912
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   827,703        $   270,350

Net increase (decrease) in net assets resulting from operations                                     570,912           (133,492)

Capital shares transactions
    Net premiums                                                                                  1,561,614            679,179
    Transfers of policy loans                                                                        (6,868)               922
    Transfers of cost of insurance                                                                 (220,185)           (77,850)
    Transfers of surrenders                                                                         (12,071)            (2,743)
    Transfers of death benefits                                                                           -                (87)
    Transfers of other terminations                                                                  (4,295)                 -
    Interfund and net transfers to general account                                                  255,680             91,424
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,573,875            690,845
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,144,787            557,353
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,972,490        $   827,703
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
INVESCO Variable Investment Funds, Inc. Financial Services Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 47,915                                  Dividend income                                $    1,228
     shares at net asset value of $13.54                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $610,922)                      $   648,768
                                                                                                                         1,228
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   648,768        Administrative expense                               25
                                               -----------------
                                                                       Mortality and expense risk                        2,702
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (1,499)

Product Group 1             59,089     $10.78       $   636,929    REALIZED AND UNREALIZED GAINS
Product Group 2                257     $10.85             2,786     (LOSSES) ON INVESTMENTS
Product Group 3                843     $10.74             9,053      Net realized gains on investments                  96,978
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            60,189                  $   648,768       investments                                       24,453
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   119,932
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   286,647        $         -

Net increase (decrease) in net assets resulting from operations                                     119,932             (5,015)

Capital shares transactions
    Net premiums                                                                                    242,415             89,296
    Transfers of policy loans                                                                           (66)              (100)
    Transfers of cost of insurance                                                                  (38,838)           (12,598)
    Transfers of surrenders                                                                          (4,118)                 -
    Transfers of death benefits                                                                        (427)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                   43,223            215,064
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    242,189            291,662
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        362,121            286,647
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   648,768        $   286,647
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
INVESCO Variable Investment Funds, Inc. Health Sciences Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 40,276                                  Dividend income                                 $       -
     shares at net asset value of $17.57                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $659,883)                      $   707,641
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   707,641        Administrative expense                               36
                                               -----------------
                                                                       Mortality and expense risk                        2,682
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (2,718)

Product Group 1             64,589     $10.33       $   667,219    REALIZED AND UNREALIZED GAINS
Product Group 2              1,601     $10.40            16,641     (LOSSES) ON INVESTMENTS
Product Group 3              2,311     $10.29            23,781      Net realized gains on investments                  46,021
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            68,501                  $   707,641       investments                                       55,964
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   99,267
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   182,544        $         -

Net increase (decrease) in net assets resulting from operations                                      99,267            (17,897)

Capital shares transactions
    Net premiums                                                                                    285,485             79,780
    Transfers of policy loans                                                                         4,543                (71)
    Transfers of cost of insurance                                                                  (42,594)           (10,293)
    Transfers of surrenders                                                                          (3,543)                 -
    Transfers of death benefits                                                                        (349)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  182,288            131,025
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    425,830            200,441
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        525,097            182,544
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   707,641        $   182,544
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
   December 31, 2003                                                     Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,293                                   Dividend income                                 $     521
     shares at net asset value of $10.04                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $10,099)                        $   12,694
                                                                                                                           521
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                           $   12,694        Administrative expense                                5
                                               -----------------
                                                                       Mortality and expense risk                          204
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             312

Product Group 1              1,379      $9.40        $   12,679    REALIZED AND UNREALIZED GAINS
Product Group 2                  1     $10.31                15     (LOSSES) ON INVESTMENTS
                       ------------            -----------------
                                                                     Net realized gains on investments                   1,493
                             1,380                   $   12,694      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                        2,795
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    4,600
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                $     33,802        $         -

Net increase (decrease) in net assets resulting from operations                                       4,600               (783)

Capital shares transactions
    Net premiums                                                                                     29,054             23,787
    Transfers of policy loans                                                                            (5)                 -
    Transfers of cost of insurance                                                                   (4,358)            (2,259)
    Transfers of surrenders                                                                            (132)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  (50,267)            13,057
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (25,708)            34,585
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (21,108)            33,802
                                                                                            ----------------  -----------------

Net assets at end of year                                                                        $   12,694         $   33,802
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 46,723                                  Dividend income                                $    1,675
     shares at net asset value of $14.87                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $563,720)                      $   694,771
                                                                                                                         1,675
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   694,771        Administrative expense                              128
                                               -----------------
                                                                       Mortality and expense risk                        3,284
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (1,737)

Product Group 1             50,996     $12.30       $   627,172    REALIZED AND UNREALIZED GAINS
Product Group 2                841     $12.38            10,412     (LOSSES) ON INVESTMENTS
Product Group 3              4,600     $12.43            57,187      Net realized gains on investments                  18,559
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            56,437                  $   694,771       investments                                      119,799
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   136,621
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $   229,300        $         -

Net increase in net assets resulting from operations                                                136,621              6,815

Capital shares transactions
    Net premiums                                                                                    244,383            115,608
    Transfers of policy loans                                                                          (320)                 -
    Transfers of cost of insurance                                                                  (57,757)           (13,077)
    Transfers of surrenders                                                                            (149)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                    (387)                 -
    Interfund and net transfers to general account                                                  143,080            119,954
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    328,850            222,485
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        465,471            229,300
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   694,771        $   229,300
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 50,364                                  Dividend income                                $    2,857
     shares at net asset value of $10.36                             Capital gains distributions                         2,994
                                                                                                              -----------------
     per share (cost $523,405)                      $   521,769
                                                                                                                         5,851
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   521,769        Administrative expense                               20
                                               -----------------
                                                                       Mortality and expense risk                        1,013
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           4,818

Product Group 1             45,830     $10.14       $   464,525    REALIZED AND UNREALIZED GAINS
Product Group 2              2,746     $10.16            27,904     (LOSSES) ON INVESTMENTS
Product Group 3              2,899     $10.12            29,340      Net realized losses on investments                   (891)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            51,475                  $   521,769       investments                                       (1,636)
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    2,291
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                 $         -          $       -

Net increase in net assets resulting from operations                                                  2,291                  -

Capital shares transactions
    Net premiums                                                                                    331,521                  -
    Transfers of policy loans                                                                          (390)                 -
    Transfers of cost of insurance                                                                  (22,884)                 -
    Transfers of surrenders                                                                            (538)                 -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  211,769                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    519,478                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        521,769                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   521,769          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 28,585                                  Dividend income                                 $     362
     shares at net asset value of $10.27                             Capital gains distributions                           179
                                                                                                              -----------------
     per share (cost $293,446)                      $   293,568
                                                                                                                           541
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   293,568        Administrative expense                                8
                                               -----------------
                                                                       Mortality and expense risk                          250
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             283

Product Group 1             21,604     $10.00       $   216,063    REALIZED AND UNREALIZED GAINS
Product Group 2              5,950     $10.03            59,672     (LOSSES) ON INVESTMENTS
Product Group 3              1,786      $9.99            17,833      Net realized losses on investments                    (35)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            29,340                  $   293,568       investments                                          123
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                       $     371
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net increase in net assets resulting from operations                                                    371                  -

Capital shares transactions
    Net premiums                                                                                     41,104                  -
    Transfers of policy loans                                                                             -                  -
    Transfers of cost of insurance                                                                   (2,395)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  254,488                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    293,197                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        293,568                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   293,568          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 34,223                                  Dividend income                                $    9,400
     shares at net asset value of $8.19                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $273,869)                      $   280,287
                                                                                                                         9,400
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   280,287        Administrative expense                                7
                                               -----------------
                                                                       Mortality and expense risk                          923
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           8,470

Product Group 1             24,511     $10.91       $   267,491    REALIZED AND UNREALIZED GAINS
Product Group 2                376     $14.21             5,347     (LOSSES) ON INVESTMENTS
Product Group 3                683     $10.90             7,449      Net realized losses on investments                 (7,644)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                            25,570                  $   280,287       investments                                        6,418
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    7,244
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net increase in net assets resulting from operations                                                  7,244                  -

Capital shares transactions
    Net premiums                                                                                    124,057                  -
    Transfers of policy loans                                                                             -                  -
    Transfers of cost of insurance                                                                   (7,963)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  156,949                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    273,043                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        280,287                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   280,287          $       -
                                                                                            ----------------  -----------------



                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2003                                                      Year Ended December 31, 2003

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 26,048                                  Dividend income                                 $     594
     shares at net asset value of $12.36                             Capital gains distributions                         4,198
                                                                                                              -----------------
     per share (cost $322,133)                      $   321,957
                                                                                                                         4,792
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $   321,957        Administrative expense                               24
                                               -----------------
                                                                       Mortality and expense risk                          766
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           4,002

Product Group 1             26,869     $10.51       $   282,510    REALIZED AND UNREALIZED GAINS
Product Group 2              1,374     $10.54            14,483     (LOSSES) ON INVESTMENTS
Product Group 3              2,378     $10.50            24,964      Net realized losses on investments                 (3,962)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            30,621                  $   321,957       investments                                         (175)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                    operations                                      $     (135)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 2003 and 2002

                                                                                                 2003               2002

Net assets at beginning of year                                                                   $       -          $       -

Net decrease in net assets resulting from operations                                                   (135)                 -

Capital shares transactions
    Net premiums                                                                                    221,201                  -
    Transfers of policy loans                                                                          (300)                 -
    Transfers of cost of insurance                                                                   (6,646)                 -
    Transfers of surrenders                                                                               -                  -
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  107,837                  -
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    322,092                  -
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        321,957                  -
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   321,957          $       -
                                                                                            ----------------  -----------------


                       The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.     Organization and Significant Accounting Policies

       Organization
       Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of ten insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation serves as the underwriter of the variable products.

       Investments
       The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), INVESCO Variable Investment Funds, Inc. ("INVESCO"), LEVCO Series Trust ("LEVCO"), Van Eck Global Worldwide Insurance Trust ("VANECK"), and PIMCO Variable Insurance Trust ("PIMCO") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.

       The LEVCO Equity Value Fund, the VANECK Worldwide Hard Assets Fund, and the INVESCO Health Sciences Fund and Financial Services Fund were introduced in 2002. The PIMCO High Yield Portfolio, Total Return Portfolio, Low Duration Portfolio, and Real Return Portfolio were introduced effective May 1, 2003. All other portfolios have been in existence for more than three years.

       Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

       The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

       Federal Income Taxes
       The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


       Estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Expenses and Related Party Transactions

       The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

       o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

       o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

       o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

       o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,544,503 and $4,257,580 in 2003 and 2002, respectively.

       Each management company of the Separate Account charges fees for their management advisory services as well as other operating expenses. The fees differ between companies and by portfolio within each company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2003 and 2002, respectively, were as follows:

                                                             2003         2002

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                   0.29%        0.28%
    High Income Portfolio                                    0.69%        0.71%
    Equity-Income Portfolio                                  0.57%        0.58%
    Growth Portfolio                                         0.67%        0.68%
    Overseas Portfolio                                       0.90%        0.92%
    Midcap Portfolio                                         0.70%        0.69%



                                                             2003         2002

Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                  0.63%        0.64%
    Investment Grade Bond Portfolio                          0.54%        0.54%
    Index 500 Portfolio                                      0.34%        0.28%
    Contrafund Portfolio                                     0.67%        0.68%
    Asset Manager: Growth Portfolio                          0.73%        0.73%
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                       0.59%        0.57%
    Growth & Income Portfolio                                0.59%        0.59%
    Growth Opportunities Portfolio                           0.72%        0.69%
American Century Variable Portfolios. Inc.
    Balanced Portfolio                                       0.90%        0.90%
    Capital Appreciation Portfolio                           1.00%        1.00%
    International Portfolio                                  1.50%        1.50%
    Value Portfolio                                          1.00%        1.00%
    Income and Growth Portfolio                              0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust
    Emerging Growth Series                                   0.87%        0.87%
    Investors Trust Series                                   0.87%        0.90%
    New Discovery Series                                     1.04%        1.05%
    Research Series                                          0.88%        0.90%
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             0.85%        0.72%
    VC Mid-Cap Value Portfolio                               0.85%        0.85%
    VC International Portfolio                               1.40%        1.10%
Alger American Fund
    Growth Portfolio                                         0.85%        0.81%
    MidCap Growth Portfolio                                  0.93%        0.88%
    Leveraged AllCap Portfolio                               0.97%        0.92%
    Small Capitalization Portfolio                           0.97%        0.92%
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                                  1.11%        1.07%
    Health Sciences Fund                                     1.08%        1.06%
LEVCO Series Trust
    Equity Value Fund                                        1.10%        1.10%
Van Eck Worldwide Insurance Trust
    Worldwise Hard Assets Fund                               1.23%        1.15%
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   0.66%            -
    Low Duration Portfolio                                   0.65%            -
    High Yield Portfolio                                     0.65%            -
    Real Return Portfolio                                    0.75%            -

3.     Purchases and Sales of Investment Securities

       The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2003 and 2002, were as follows:


                                                           2003                               2002
                                             ---------------------------------  ---------------------------------
 Portfolio                                        Purchases          Sales           Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $  8,419,799      $ 6,636,070      $  5,702,765      $ 6,327,955
    High Income Portfolio                          2,121,241        1,388,417         1,273,767          772,828
    Equity-Income Portfolio                        6,947,192        5,622,553         7,562,862        4,996,831
    Growth Portfolio                              14,111,148       11,585,319        14,784,910       11,699,783
    Overseas Portfolio                             2,083,604        1,471,885         2,002,682        1,732,132
    Midcap Portfolio                               4,505,234        2,678,645         3,992,810        1,424,064
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                        2,051,786        1,741,594         2,318,039        1,636,075
    Investment Grade Bond Portfolio                7,287,773        5,128,973         4,615,047        1,734,636
    Index 500 Portfolio                           13,587,496        9,168,487        13,568,056        8,746,868
    Contrafund Portfolio                           8,981,107        6,554,251        10,047,268        8,296,828
    Asset Manager: Growth Portfolio                1,249,481          966,211         1,372,554        1,481,100
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                             1,163,370          541,934         1,050,227          651,360
    Growth & Income Portfolio                      2,314,278        1,662,423         2,393,955        1,763,718
    Growth Opportunities Portfolio                 2,403,865        2,215,387         2,847,644        2,015,152
American Century Variable Portfolios, Inc.
    Balanced Portfolio                               811,352          371,053           676,315          309,211
    Capital Appreciation Portfolio                 1,186,140          823,686         1,495,143        1,072,311
    International Portfolio                        2,392,157        1,548,568         2,824,515        1,682,062
    Value Portfolio                                2,980,084        1,457,116         3,411,569        1,730,626
    Income & Growth Portfolio                      1,094,208          867,173           655,939          348,451
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                         3,505,503        2,535,192         4,493,241        3,335,524
    Investors Trust Series                           469,745          368,073           606,376          283,312
    New Discovery Series                           2,533,430        1,226,353         2,559,946        1,609,842
    Research Series                                1,470,013          983,815         1,558,874          868,799
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                   2,962,805        1,588,215         2,894,657        1,307,083
    VC Mid-Cap Value Portfolio                     3,952,167        2,724,002         3,863,571        1,944,533
    VC International Portfolio                       645,260          240,004           281,542          135,672
Alger American Fund
    Growth Portfolio                               1,217,883          472,869         1,179,384          559,163
    MidCap Growth Portfolio                        3,147,100          943,737         1,333,468          541,024
    Leveraged AllCap Portfolio                     3,575,533        2,473,354         3,340,302        1,415,560
    Small Capitalization Portfolio                 2,603,864        1,044,119           884,211          197,599
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                          955,926          715,236           433,581          140,909
    Health Sciences Fund                             898,007          474,896           295,946           96,071
LEVCO Series Trust
    Equity Value Fund                                 41,952           67,060            47,614           13,116
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                       761,365          434,253           308,152           86,321
PIMCO Variable Insurance Trust
    Total Return Portfolio                           572,596           48,300                 -                -
    Low Duration Portfolio                           298,526            5,045                 -                -
    High Yield Portfolio                             616,301          334,788                 -                -
    Real Return Portfolio                            462,292          136,197                 -                -
                                             ----------------  ---------------  ----------------  ---------------
                                                $116,381,583     $ 79,245,253      $106,676,932     $ 70,956,519
                                             ----------------  ---------------  ----------------  ---------------

       Purchases and sales in investment shares for the years ended December 31, 2003 and 2002, were as follows:

                                                                2003                            2002
                                                    ------------------------------  -----------------------------
                                                    ------------------------------  -----------------------------
 Portfolio                                               Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                              8,419,799       6,636,070       5,702,765      6,327,954
    High Income Portfolio                                 344,108         221,112         223,404        135,583
    Equity-Income Portfolio                               367,795         295,011         375,323        253,132
    Growth Portfolio                                      537,483         446,912         539,902        430,071
    Overseas Portfolio                                    168,928         122,837         160,952        139,134
    Midcap Portfolio                                      231,973         188,041         218,544         78,998
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                               157,268         131,678         177,099        125,551
    Investment Grade Bond Portfolio                       545,301         383,428         353,542        132,617
    Index 500 Portfolio                                   126,149          85,804         122,514         79,604
    Contrafund Portfolio                                  457,054         336,018         522,711        434,977
    Asset Manager: Growth Portfolio                       115,754          89,257         124,257        135,510
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                     91,629          42,478          83,801         51,810
    Growth & Income Portfolio                             197,998         139,973         205,925        153,478
    Growth Opportunities Portfolio                        188,361         172,336         218,941        154,978
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                    132,568          60,651         112,005         51,436
    Capital Appreciation Portfolio                        189,288         130,872         222,024        163,903
    International Portfolio                               441,914         286,455         484,019        292,066
    Value Portfolio                                       449,766         223,154         509,900        271,576
    Income & Growth Portfolio                             200,636         158,736         115,054         62,262
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                260,560         187,885         316,964        233,677
    Investors Trust Series                                 32,808          25,854          40,395         18,987
    New Discovery Series                                  210,358         103,739         203,409        130,814
    Research Series                                       125,754          84,159         127,063         72,853
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                          142,109          76,322         140,462         62,638
    VC Mid-Cap Value Portfolio                            270,337         188,041         264,229        135,759
    VC International Portfolio                            110,582          42,599          50,303         24,708
Alger American Fund
    Growth Portfolio                                       42,171          16,850          39,040         18,186
    MidCap Growth Portfolio                               198,566          63,160          90,956         37,467
    Leveraged AllCap Portfolio                            145,286         103,204         133,586         59,197
    Small Capitalization Portfolio                        177,394          74,154          66,009         14,555
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                                81,300          60,685          40,500         13,200
    Health Sciences Fund                                   57,444          30,445          19,956          6,680
LEVCO Series Trust
    Equity Value Fund                                       5,465           8,445           5,957          1,684
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                             66,044          41,583          31,212          8,950
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 55,036           4,672               -              -
    Low Duration Portfolio                                 29,076             491               -              -
    High Yield Portfolio                                   77,879          43,656               -              -
    Real Return Portfolio                                  37,334          11,286               -              -
                                                    --------------  --------------  --------------  -------------
                                                       15,489,275      11,318,053      12,042,723     10,313,995
                                                    --------------  --------------  --------------  -------------


4.     Summary of Changes from Unit Transactions

       Transactions in units for the years ended December 31, 2003 and 2002, were as follows:

                                                                2003                            2002
                                                    ------------------------------  -----------------------------
 Portfolio                                              Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                672,109         509,942         420,738        485,068
    High Income Portfolio                                 180,220         121,722         100,939         70,494
    Equity-Income Portfolio                               601,466         474,429         444,623        276,868
    Growth Portfolio                                    1,890,223       1,618,791       1,063,657        723,290
    Overseas Portfolio                                    196,869         132,548         182,297        138,358
    Midcap Portfolio                                    1,068,447         886,743         427,499        144,058
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                               114,199          95,579         133,010         86,961
    Investment Grade Bond Portfolio                       457,505         334,081         305,167        104,833
    Index 500 Portfolio                                 1,133,907         733,787       1,108,992        659,082
    Contrafund Portfolio                                  607,674         437,885         688,903        550,555
    Asset Manager: Growth Portfolio                        97,000          77,676         109,143        125,525
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                     91,652          43,337          86,269         54,694
    Growth & Income Portfolio                             173,996         123,569         174,879        127,803
    Growth Opportunities Portfolio                        265,023         241,479         306,572        215,580
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                     63,733          29,299          54,637         25,087
    Capital Appreciation Portfolio                        113,372          76,087         129,960         94,796
    International Portfolio                               254,384         159,619         277,326        161,175
    Value Portfolio                                       198,032          96,594         214,449        116,786
    Income & Growth Portfolio                             889,902         866,174          65,834         34,689
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                438,900         305,304         516,846        368,066
    Investors Trust Series                                 55,287          43,017          68,368         31,239
    New Discovery Series                                  173,224          85,675         156,315         98,373
    Research Series                                       170,286         112,407         171,099         95,730
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                          233,510         122,004         232,682        101,358
    VC Mid-Cap Value Portfolio                            241,346         167,755         238,704        118,700
    VC International Portfolio                            102,645          38,840          47,743         23,093
Alger American Fund
    Growth Portfolio                                      219,686          85,198         202,336         92,382
    MidCap Growth Portfolio                               438,001         134,975         199,530         79,976
    Leveraged AllCap Portfolio                            734,839         514,557         671,882        294,480
    Small Capitalization Portfolio                        467,079         156,000         195,477         41,410
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                               101,952          75,923          50,629         16,463
    Health Sciences Fund                                   97,383          51,266          33,543         11,172
LEVCO Series Trust
    Equity Value Fund                                       5,662           8,861           6,357          1,776
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                             76,873          47,249          30,281          3,476
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 56,192           4,718               -              -
    Low Duration Portfolio                                 29,819             479               -              -
    High Yield Portfolio                                   59,078          33,508               -              -
    Real Return Portfolio                                  44,005          13,385               -              -
                                                    --------------  --------------  --------------  -------------
                                                       12,815,480       9,060,462       9,116,686      5,573,396
                                                    --------------  --------------  --------------  -------------

5.     Net Assets

       Net assets at December 31, 2003, consisted of the following:

                                                                   Accumulated          Net
                                                                 Net Investment      Unrealized
                                                   Capital         Income and       Appreciation
                                                    Share         Net Realized     (Depreciation)
 Portfolio                                      Transactions     Gains (Losses)    of Investments        Total

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $ 6,457,970        $ 756,492          $       -      $ 7,214,462
    High Income Portfolio                         3,886,614         (163,252)           506,354        4,229,716
    Equity-Income Portfolio                      18,930,429        5,058,601          2,750,858       26,739,888
    Growth Portfolio                             41,679,660        5,367,772            556,577       47,604,009
    Overseas Portfolio                            6,364,062           68,583            948,504        7,381,149
    Midcap Portfolio                              6,455,298         (200,915)         1,790,216        8,044,599
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                       5,038,740        3,032,345            192,838        8,263,923
    Investment Grade Bond Portfolio               6,675,511          955,566            178,459        7,809,536
    Index 500 Portfolio                          39,016,446       (3,827,451)         3,730,931       38,919,926
    Contrafund Portfolio                         27,613,924          724,662          4,665,786       33,004,372
    Asset Manager: Growth Portfolio               4,596,310         (119,594)           227,174        4,703,890
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                            2,873,048          (50,059)           238,292        3,061,281
    Growth & Income Portfolio                     7,030,750         (663,361)           665,910        7,033,299
    Growth Opportunities Portfolio                9,804,323       (2,541,688)           866,992        8,129,627
American Century Variable Portfolios, Inc.
    Balanced Portfolio                            1,649,300          (15,517)           168,396        1,802,179
    Capital Appreciation Portfolio                4,111,906       (1,035,938)           237,901        3,313,869
    International Portfolio                       9,083,227       (2,137,604)           605,406        7,551,029
    Value Portfolio                               5,696,233          267,638          1,044,096        7,007,967
    Income & Growth Portfolio                     2,129,403         (368,203)           311,956        2,073,156
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                       14,232,354       (5,694,316)           888,635        9,426,673
    Investors Trust Series                        1,676,581         (273,560)           100,126        1,503,147
    New Discovery Series                          6,736,405       (1,082,726)           658,299        6,311,978
    Research Series                               4,657,863         (973,113)           329,425        4,014,175
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                  5,955,833         (167,002)         1,038,020        6,826,851
    VC Mid-Cap Value Portfolio                    6,328,521           61,177          1,141,360        7,531,058
    VC International Portfolio                      839,457         (125,389)           161,348          875,416
Alger American Fund
    Growth Portfolio                              2,259,255         (313,968)           331,972        2,277,259
    MidCap Growth Portfolio                       4,361,672         (320,382)           800,206        4,841,496
    Leveraged AllCap Portfolio                    5,283,715         (968,173)           679,629        4,995,171
    Small Capitalization Portfolio                2,573,794          (47,085)           445,781        2,972,490
INVESCO Variable Investment Funds, Inc.
    Financial Services Fund                         533,851           77,071             37,846          648,768
    Health Sciences Fund                            626,270           33,613             47,758          707,641
LEVCO Series Trust
    Equity Value Fund                                 8,877            1,222              2,595           12,694
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                      551,334           12,386            131,051          694,771
Pimco Variable Insurance Trust
    Total Return Portfolio                          519,478            3,927             (1,636)         521,769
    Low Duration Portfolio                          293,198              248                122          293,568
    High Yield Portfolio                            273,043              826              6,418          280,287
    Real Return Portfolio                           322,093               40               (176)         321,957
                                             ---------------   --------------  -----------------  ---------------
                                               $267,126,748      $(4,667,127)      $ 26,485,425     $288,945,046
                                             ---------------   --------------  -----------------  ---------------

6.     Financial Highlights

       The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

       The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                                  December 31                                 Year Ended December 31
                                  ----------------------------------------------  -----------------------------------------------
                                                Unit Fair Value                   Investment  Expense Ratio       Total Return
                                                  Lowest to                        Income       Lowest to          Lowest to
                                     Units         Highest         Net Assets      Ratio*       Highest**          Highest***
                                  ------------  ---------------  ---------------  ---------  -----------------  -----------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2003                        571,109   $11.15 to 18.41      $7,214,462      1.11%    0.50% to 1.10%     -.11% to .54%
          2002                        408,938   11.09 to 18.44       $5,430,733      1.65%    0.50% to 1.10%     0.60% to 1.19%
          2001                        473,267   10.96 to 18.33       $6,055,922      3.91%    0.50% to 1.10%     2.98% to 3.59%
          2000                        231,932   10.58 to 17.80       $2,994,767      5.19%    0.50% to 1.10%     5.14% to 5.80%
          1999                        371,899   11.20 to 16.93       $4,656,942      4.99%    0.50% to 1.10%     4.06% to 4.28%

    High Income Portfolio
          2003                        310,281   8.83 to 24.75        $4,229,716      6.73%    0.50% to 1.10%    25.88% to 26.69%
          2002                        251,743   6.97 to 19.67        $2,879,583      9.93%    0.50% to 1.10%     2.29% to 2.95%
          2001                        221,299   6.77 to 19.23        $2,549,739     12.70%    0.50% to 1.10%   -12.67% to -12.19%
          2000                        204,165   7.71 to 22.02        $2,769,834      0.76%    0.50% to 1.10%   -23.33% to -22.90%
          1999                        191,212   11.32 to 28.72       $3,555,219      8.87%    0.50% to 1.10%     6.96% to 7.20%

    Equity-Income Portfolio
          2003                      1,372,172   10.93 to 47.58      $26,739,888      1.64%    0.50% to 1.10%    28.90% to 29.66%
          2002                      1,243,283   9.43 to 36.89       $19,627,178      1.57%    0.50% to 1.10%   -17.88% to -17.35%
          2001                      1,075,529   10.20 to 44.92      $21,808,160      1.62%    0.50% to 1.10%    -6.01% to -5.47%
          2000                        914,981   10.79 to 47.79      $21,063,063      1.61%    0.50% to 1.10%     7.25% to 7.90%
          1999                        833,908   13.52 to 44.56      $19,166,789      1.39%    0.50% to 1.10%     5.14% to 5.38%

    Growth Portfolio
          2003                      2,635,062   6.67 to 49.21       $47,604,009      0.25%    0.50% to 1.10%    31.39% to 32.08%
          2002                      2,363,555   5.05 to 37.50       $33,825,399      0.24%    0.50% to 1.10%   -30.88% to -30.44%
          2001                      2,023,189   7.26 to 54.25       $44,809,920      0.07%    0.50% to 1.10%   -18.56% to -18.06%
          2000                      1,623,991   8.86 to 66.61       $48,923,881      0.11%    0.50% to 1.10%   -11.96% to -11.40%
          1999                      1,106,225   21.51 to 75.66      $46,051,700      0.14%    0.50% to 1.10%    35.93% to 36.23%

    Overseas Portfolio
          2003                        520,207   7.14 to 23.75        $7,381,149      0.72%    0.50% to 1.10%    41.81% to 42.51%
          2002                        455,603   5.01 to 16.79        $4,692,450      0.78%    0.50% to 1.10%    -21.17% to -20.60%
          2001                        411,664   6.31 to 21.30        $5,628,966      5.08%    0.50% to 1.10%    -22.04% to -21.61%
          2000                        365,657   8.05 to 27.32        $6,824,791      1.42%    0.50% to 1.10%    -20.00% to -19.50%
          1999                        281,937   15.74 to 34.15       $7,360,544      1.23%    0.50% to 1.10%    41.06% to 41.29%


   Fidelity Variable Insurance Products
    Fund I (continued)
    Midcap Portfolio
          2003                        680,066   11.79 to 12.62       $8,044,599      0.31%    0.50% to 1.10%    37.02% to 37.88%
          2002                        498,371    8.58 to 9.21        $4,291,869      0.67%    0.50% to 1.10%    -10.76% to -10.26%
          2001                        214,930   9.60 to 10.32        $2,069,043      0.00%    0.50% to 1.10%    -4.10% to -3.69%
          2000                         76,122   10.00 to 15.74         $762,013      0.55%    0.50% to 1.10%          N/A

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2003                        417,255   9.73 to 29.12        $8,263,923      3.44%    0.50% to 1.10%    16.66% to 17.39%
          2002                        398,605   8.28 to 24.97        $6,960,372      3.71%    0.50% to 1.10%    -9.73% to -9.21%
          2001                        352,556   9.12 to 27.66        $7,173,216      4.04%    0.50% to 1.10%    -5.14% to -4.60%
          2000                        321,545   9.56 to 29.16        $7,340,554      3.28%    0.50% to 1.10%    -4.99% to 4.40%
          1999                        314,201   14.04 to 30.69       $8,020,155      3.17%    0.50% to 1.10%    9.88% to 10.12%

    Investment Grade Bond Portfolio
          2003                        482,884   13.73 to 22.81       $7,809,536      4.47%    0.50% to 1.10%     4.06% to 4.73%
          2002                        359,523   13.11 to 21.91       $5,620,482      2.47%    0.50% to 1.10%     9.11% to 9.80%
          2001                        159,189   11.94 to 20.08       $2,446,133      4.27%    0.50% to 1.10%     7.26% to 7.86%
          2000                        119,937   11.07 to 18.72       $1,828,843      6.10%    0.50% to 1.10%    9.99% to 10.70%
          1999                        106,290   11.35 to 17.02       $1,475,493      3.45%    0.50% to 1.10%    -2.13% to -1.99%

    Index 500 Portfolio
          2003                      2,800,764   7.80 to 26.67       $38,919,926      1.34%    0.50% to 1.10%    26.98% to 27.66%
          2002                      2,401,648   6.11 to 20.98       $26,800,947      1.23%    0.50% to 1.10%    -23.09% to -22.56%
          2001                      1,951,738   7.89 to 27.28       $29,306,628      1.08%    0.50% to 1.10%    -13.07% to -12.53%
          2000                      1,609,845   9.02 to 31.38       $28,485,189      0.97%    0.50% to 1.10%    -10.32% to 9.80%
          1999                      1,143,206   17.67 to 34.99      $23,862,419      0.71%    0.50% to 1.10%    19.22% to 19.39%

    Contrafund Portfolio
          2003                      1,875,688   9.35 to 25.23       $33,004,372      0.42%    0.50% to 1.10%    27.00% to 27.73%
          2002                      1,706,397   7.32 to 19.85       $23,636,282      0.82%    0.50% to 1.10%    -10.34% to -9.74%
          2001                      1,568,048   8.11 to 22.14       $24,521,124      0.73%    0.50% to 1.10%    -13.21% to -12.70%
          2000                      1,283,140   9.29 to 25.51       $23,682,213      0.33%    0.50% to 1.10%    -7.64% to -7.10%
          1999                        919,568   18.55 to 27.62      $19,665,270      0.37%    0.50% to 1.10%    22.92% to 23.17%

    Asset Manager: Growth Portfolio
          2003                        349,203   8.28 to 18.06        $4,703,890      2.73%    0.50% to 1.10%    21.96% to 22.67%
          2002                        329,833   6.75 to 14.80        $3,667,172      2.81%    0.50% to 1.10%    -16.48% to -15.94%
          2001                        346,215   8.03 to 17.72        $4,600,171      2.75%    0.50% to 1.10%    -8.38% to -7.81%
          2000                        284,303   8.71 to 19.34        $4,217,105      2.11%    0.50% to 1.10%    -13.47% to -12.90%
          1999                        238,862   15.10 to 22.35       $4,209,771      1.99%    0.50% to 1.10%    14.03% to 14.22%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2003                        234,029   9.92 to 13.32        $3,061,281      2.46%    0.50% to 1.10%    16.46% to 17.12%
          2002                        185,724   8.47 to 11.48        $2,084,265      2.60%    0.50% to 1.10%    -9.75% to -9.22%
          2001                        154,149   9.33 to 12.72        $1,912,742      3.33%    0.50% to 1.10%    -2.68% to -2.00%
          2000                        126,226   9.52 to 13.07        $1,601,392      2.81%    0.50% to 1.10%    -5.36% to -4.80%
          1999                         97,602   13.45 to 13.81       $1,314,548      1.74%    0.50% to 1.10%     3.45% to 3.62%

    Growth & Income Portfolio
          2003                        490,263   8.90 to 14.87        $7,033,299      1.12%    0.50% to 1.10%    22.45% to 23.27%
          2002                        439,896   7.22 to 12.16        $5,130,153      1.28%    0.50% to 1.10%    -17.56% to -17.11%
          2001                        392,820   8.71 to 14.75        $5,539,047      1.25%    0.50% to 1.10%    -9.73% to -9.18%
          2000                        343,097   9.59 to 16.34        $5,361,211      1.03%    0.50% to 1.10%    -4.67% to -4.10%
          1999                        267,074   16.50 to 17.14       $4,422,690      0.39%    0.50% to 1.10%     7.93% to 8.20%

    Growth Opportunities Portfolio
          2003                        781,715   7.06 to 10.77        $8,129,627      0.73%    0.50% to 1.10%    28.37% to 29.30%
          2002                        758,228    5.46 to 8.39        $6,129,407      1.00%    0.50% to 1.10%    -22.67% to -22.33%
          2001                        667,236   7.03 to 10.85        $6,951,789      0.35%    0.50% to 1.10%    -15.37% to -14.79%
          2000                        569,912   8.25 to 12.82        $7,012,526      1.22%    0.50% to 1.10%    -17.98% to -17.50%
          1999                        440,086   14.96 to 15.63       $6,611,175      0.76%    0.50% to 1.10%     3.10% to 3.31%

   American Century Variable
    Portfolios, Inc.
    Balanced Portfolio
          2003                        133,308   9.94 to 13.82        $1,802,179      2.22%    0.50% to 1.10%    16.46% to 17.12%
          2002                         98,914   8.36 to 11.70        $1,135,668      2.35%    0.50% to 1.10%    -10.55% to -10.35%
          2001                         69,364   9.30 to 13.08          $888,981      2.36%    0.50% to 1.10%    -4.60% to -3.72%
          2000                         49,521   9.69 to 13.71          $655,058      1.93%    0.50% to 1.10%    -3.72% to -3.10%
          1999                         40,629   13.94 to 14.24         $566,994      1.54%    0.50% to 1.10%     8.87% to 9.08%

    Capital Appreciation Portfolio
          2003                        282,852   7.30 to 12.75        $3,313,869      0.00%    0.50% to 1.10%    19.05% to 19.87%
          2002                        245,529   6.09 to 10.71        $2,405,459      0.00%    0.50% to 1.10%    -22.05% to -21.52%
          2001                        210,366   7.76 to 13.74        $2,616,705      0.00%    0.50% to 1.10%    -28.85% to -28.48%
          2000                        146,195   10.85 to 19.31       $2,614,605      0.00%    0.50% to 1.10%     7.88% to 8.50%
          1999                         48,931   16.78 to 17.90         $831,750      0.00%    0.50% to 1.10%    62.73% to 63.07%

    International Portfolio
          2003                        694,272   5.72 to 11.66        $7,551,029      0.66%    0.50% to 1.10%    23.13% to 23.81%
          2002                        599,832    4.62 to 9.47        $5,308,390      0.74%    0.50% to 1.10%    -21.21% to -20.75%
          2001                        483,680   5.83 to 12.02        $5,449,486      0.08%    0.50% to 1.10%    -29.99% to -29.59%
          2000                        360,479   8.28 to 19.31        $5,843,591      0.10%    0.50% to 1.10%    -17.73% to -17.20%
          1999                        169,545   19.87 to 20.87       $3,387,853      0.00%    0.50% to 1.10%    62.29% to 62.60%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Portfolio
          2003                        405,178   14.72 to 17.93       $7,007,967      0.90%    0.50% to 1.10%    27.51% to 28.33%
          2002                        303,774   11.47 to 14.07       $4,118,748      0.83%    0.50% to 1.10%    -13.57% to -13.11%
          2001                        206,111   13.2 to 16.28        $3,233,975      0.89%    0.50% to 1.10%    11.58% to 12.24%
          2000                        135,863   11.76 to 17.17       $1,918,616      0.99%    0.50% to 1.10%    16.81% to 17.60%
          1999                         95,479   11.99 to 12.49       $1,149,267      0.89%    0.50% to 1.10%    -1.89% to -1.72%

    Income & Growth Portfolio
          2003                        184,915   8.37 to 11.52        $2,073,156      1.17%    0.50% to 1.10%    27.98% to 28.57%
          2002                        161,239    6.51 to 8.90        $1,412,025      1.02%    0.50% to 1.10%    -20.25% to -19.73%
          2001                        130,094   8.11 to 11.24        $1,426,734      0.77%    0.50% to 1.10%    -9.42% to -8.77%
          2000                         93,648   8.89 to 12.38        $1,128,552      0.45%    0.50% to 1.10%    -11.56% to -11.10%
          1999                         38,925   13.93 to 13.97         $543,814      0.01%    0.50% to 1.10%    16.67% to 16.90%

   Massachusetts Financial Services
    Variable Insurance Trust
    Emerging Growth Series
          2003                      1,018,780    4.52 to 9.81        $9,426,673      0.00%    0.50% to 1.10%    28.82% to 29.51%
          2002                        885,042    3.49 to 7.60        $6,373,101      0.00%    0.50% to 1.10%    -34.46% to -34.03%
          2001                        736,262   5.29 to 11.57        $8,123,686      0.00%    0.50% to 1.10%    -34.23% to -33.88%
          2000                        430,552   8.00 to 17.56        $7,413,717      5.30%    0.50% to 1.10%    -20.52% to -20.00%
          1999                         96,719   21.98 to 22.04       $2,130,426      0.00%    0.50% to 1.10%    74.86% to 75.20%

    Investors Trust Series
          2003                        157,644    7.94 to 9.56        $1,503,147      0.63%    0.50% to 1.10%    20.84% to 21.59%
          2002                        145,439    6.53 to 7.89        $1,145,465      0.51%    0.50% to 1.10%    -21.88% to -21.42%
          2001                        108,310   8.31 to 10.08        $1,089,989      0.47%    0.50% to 1.10%    -16.86% to -16.40%
          2000                         75,085   9.94 to 12.10          $907,718      1.37%    0.50% to 1.10%    -45.50% to -0.60%
          1999                         26,812   12.19 to 22.20         $327,730      0.16%    0.50% to 1.10%    5.54% to 92.04%

    New Discovery Series
          2003                        355,305   8.34 to 18.24        $6,311,978      0.00%    0.50% to 1.10%    32.28% to 33.01%
          2002                        267,770   6.27 to 13.76        $3,607,321      0.00%    0.50% to 1.10%    -32.39% to -32.00%
          2001                        209,828   9.22 to 20.30        $4,167,704      0.00%    0.50% to 1.10%    -6.10% to -5.44%
          2000                        121,519   9.75 to 21.57        $2,558,124      1.25%    0.50% to 1.10%    -5.72% to -3.03%
          1999                         11,736   22.14 to 22.20         $260,546      0.00%    0.50% to 1.10%    71.49% to 71.83%

    Research Series
          2003                        414,237    6.91 to 9.87        $4,014,175      0.62%    0.50% to 1.10%    23.39% to 24.06%
          2002                        356,124    5.57 to 7.99        $2,793,015      0.26%    0.50% to 1.10%    -25.38% to -24.93%
          2001                        280,754   7.42 to 10.68        $2,933,918      0.01%    0.50% to 1.10%    -22.17% to -21.65%
          2000                        152,977   9.47 to 13.68        $2,068,139      5.31%    0.50% to 1.10%    -5.81% to -5.30%
          1999                         64,738   14.46 to 14.51         $938,619      0.14%    0.50% to 1.10%    22.65% to 22.97%

   Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio
          2003                        466,586   11.37 to 14.84       $6,826,851      0.74%    0.50% to 1.10%    29.59% to 30.39%
          2002                        355,079   8.72 to 11.43        $4,003,870      0.66%    0.50% to 1.10%    -18.97% to -18.43%
          2001                        223,756   10.69 to 14.07       $3,115,424      0.69%    0.50% to 1.10%    -7.73% to -7.20%
          2000                         95,009   11.52 to 15.22       $1,443,931      1.16%    0.50% to 1.10%    14.52% to 15.20%
          1999                         33,277   13.22 to 13.26         $443,354      3.13%    0.50% to 1.10%    23.09% to 23.35%

    VC Mid-Cap Value Portfolio
          2003                        408,357   18.17 to 18.47       $7,531,058      0.55%    0.50% to 1.10%    23.39% to 24.11%
          2002                        334,830   14.64 to 14.93       $4,984,990      0.65%    0.50% to 1.10%    -10.74% to -10.24%
          2001                        214,826   16.31 to 16.70       $3,571,997      0.47%    0.50% to 1.10%     6.80% to 7.51%
          2000                         59,942   15.17 to 15.59         $927,688      1.25%    0.50% to 1.10%    50.10% to 51.70%
          1999                            630   10.28 to 10.29           $6,486      0.25%    0.50% to 1.10%     2.80% to 2.90%

    VC International Portfolio
          2003                        116,619    5.96 to 7.68          $875,416      2.06%    0.50% to 1.10%    39.74% to 40.57%
          2002                         52,845    4.24 to 5.40          $282,105      1.17%    0.50% to 1.10%    -18.66% to -18.15%
          2001                         28,194    5.18 to 6.62          $186,047      0.25%    0.50% to 1.10%    -27.50% to -27.04%
          2000                         11,179    7.10 to 9.11          $101,989      6.58%    0.50% to 1.10%    -29.43% to -29.00%
          1999                            428   12.88 to 12.99           $5,519      0.43%    0.50% to 1.10%    28.80% to 28.90%

   Alger American Fund
    Growth Portfolio
          2003                        359,201    6.31 to 7.74        $2,277,259      0.00%    0.50% to 1.10%    33.68% to 34.45%
          2002                        224,909    4.71 to 5.79        $1,061,218      0.04%    0.50% to 1.10%    -33.75% to -33.24%
          2001                        114,955    7.10 to 8.74          $817,449      0.23%    0.50% to 1.10%    -12.60% to -12.30%
          2000                          9,951    8.12 to 8.13           $80,823      0.00%    0.50% to 1.10%    -18.80% to -18.70%

    Mid-Cap Growth Portfolio
          2003                        584,966    8.25 to 9.79        $4,841,496      0.00%    0.50% to 1.10%    46.12% to 47.01%
          2002                        282,007    5.63 to 6.70        $1,590,097      0.00%    0.50% to 1.10%    -30.28% to -29.88%
          2001                        162,453    8.06 to 9.61        $1,311,633      0.00%    0.50% to 1.10%    -7.36% to -3.90%
          2000                         27,232    8.70 to 8.71          $236,992      0.00%    0.50% to 1.10%    -13.00 to -12.90%

    Leveraged AllCap Portfolio
          2003                        906,481    5.48 to 7.91        $4,995,171      0.00%    0.50% to 1.10%    33.16% to 34.06%
          2002                        686,579    4.10 to 5.94        $2,830,287      0.01%    0.50% to 1.10%    -34.58% to -34.29%
          2001                        307,177    6.26 to 9.08        $1,935,789      0.00%    0.50% to 1.10%    -16.76% to -9.20%
          2000                         83,262    7.52 to 7.53          $625,949      0.00%    0.50% to 1.10%    -24.80% to -24.70%

    Small Capitalization Portfolio
          2003                        513,117    5.74 to 8.90        $2,972,490      0.00%    0.50% to 1.10%    40.60% to 41.71%
          2002                        201,854    4.07 to 6.33          $827,703      0.00%    0.50% to 1.10%    -26.99% to -26.65%
          2001                         47,786    5.56 to 8.67          $270,350      0.04%    0.50% to 1.10%    -30.15% to -13.30%
          2000                          4,166    7.96 to 7.97           $33,163      0.00%    0.50% to 1.10%    -20.40% to -20.30%

   INVESCO Variable Investment
    Funds, Inc.
    Financial Services Fund
          2003                         60,189   10.74 to 10.85         $648,768      0.26%    0.50% to 1.10%    28.16% to 29.01%
          2002                         34,167    8.38 to 8.41          $286,647      1.31%    0.50% to 1.10%    -16.20% to -15.90%

    Health Sciences Fund
          2003                         68,501   10.29 to 10.40         $707,641      0.00%    0.50% to 1.10%    26.41% to 27.14%
          2002                         22,372    8.14 to 8.18          $182,544      0.00%    0.50% to 1.10%    -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2003                          1,380   9.40 to 10.31           $12,694      2.24%    0.50% to 1.10%    27.51% to 27.97%
          2002                          4,581    7.37 to 7.40           $33,802      0.00%    0.50% to 1.10%    -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2003                         56,437   12.30 to 12.43         $694,771      0.36%    0.50% to 1.10%    43.56% to 44.29%
          2002                         26,804    8.54 to 8.58          $229,300      0.00%    0.50% to 1.10%    -14.60% to -14.20%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2003                         51,475   10.12 to 10.16         $521,769      1.10%    0.50% to 1.10%     5.00% to 5.40%

    Low Duration Portfolio
          2003                         29,340   9.99 to 10.03          $293,568      0.25%    0.50% to 1.10%     -.10% to .20%

    High Yield Portfolio
          2003                         25,570   10.90 to 14.21         $280,287      6.71%    0.50% to 1.10%     1.20% to 1.60%

    Real Return Portfolio
          2003                         30,621   10.50 to 10.54         $321,957      0.37%    0.50% to 1.10%     8.90% to 9.40%


* The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


*** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                     PART C

                                OTHER INFORMATION





Item 26. Exhibits


     (a) Board of Directors Resolutions.

          Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (3)

     (b) Custodian Agreements.  Not Applicable

     (c) Underwriting Contracts.

         (1)  Principal Underwriting Agreement.   (8)

         (2)  Selling Agreement.   (8)

         (3)  Commission schedule.   (8)

     (d) Contracts.

         Form of Contract.   (5)

     (e) Applications.

         Application Form. (5)

     (f) Depositor's Certificate of Incorporation and By-Laws.

         1)   Articles of Incorporation of Midland National Life.    (3)

         2)   By-Laws of Midland National Life.   (3)

     (g) Reinsurance Contracts

         Form of Reinsurance Contract (8).

     (h) Participation Agreements.

         1.   (a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity
                  Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II.   (2)

              (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance
                  Products Fund, and Variable Products Fund II.   (2)

              (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity
                  Distributors Corporation/Variable Insurance Products  Fund III.    (3)

              (d) Form of Participation Agreement between Midland National Life Insurance Company and American
                  Century Investment Services, Inc.   (2)

              (e) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett
                  Series Funds, Inc.  (4)

              (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (5)

              (g) Form of Participation Agreement between Midland National Life Insurance Company and
                  Massachusetts Financial Variable Insurance Trusts.    (4)

              (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger
                  Management, Inc.  (6)

              (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance
                  Products Fund III.  (6)

              (j) Form of Participation Agreement between Midland National Life Insurance Company and  INVESCO
                  Variable Investment Funds, Inc. (7)

              (k) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck
                  Global Worldwide Insurance Trust (7)

              (l) Form of Participation Agreement between Midland National Life Insurance Company and Pacific
                  Investment Management Company LLC (8)

     (i) Administrative Contracts. Not Applicable.

     (j) Other Material Contracts.  Not Applicable.

     (k) Legal Opinion.


          1)   Opinion and Consent of Stephen P. Horvat, Jr. . (10)

          2)   Power of Attorney (10)

     (l) Actuarial OpinionRandy D. Shaull (10)

     (m)  Calculation of Illustrations (10)


     (n) Other Opinions.

         1)   Consent of Sutherland Asbill & Brennan LLP (10)
         2)   Consent of PricewaterhouseCoopers  LLP (10)

     (o) Omitted Financial Statements.  Not Applicable.

     (p) Initial Capital Agreements.  Not Applicable.

     (q) Redeemability Exemption. Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Contract. (9)



(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061).

(3) Incorporated herein by reference to Post Effective Amendment No. 1 for Form S-6 filed on April 28, 1998 (File No. 333-14061).

(4) Incorporated herein by reference to Post Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061).

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333 80975).

(6) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061).

(7) Incorporated herein by reference to Post-Effective Amendment No. 1 on April 22, 2002 for Form N-4 (File 333-71800).

(8) Incorporated herein by reference to Post-Effective Amendment No. 11 on April 29, 2003 for Form N-6 (File 33-14061)

(9) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 28, 2004 (File 333-58300)

(10) Filed herewith.


Item 27. Directors and Officers of the Depositor


          Name and Principal Business Address*                     Position and Offices with Depositor



Steven C. Palmitier......................................     President and Chief Operating Officer - Director
Stephen P. Horvat, Jr***.................................     Senior Vice President, Secretary and General
                                                              Counsel - Director
Donald J. Iverson........................................     Senior Vice President and Corporate Actuary -
                                                              Director

Robert W. Korba..........................................     Member of the Board of Directors
Jon P. Newsome**.........................................     Executive Vice President, Annuity Division

Thomas M. Meyer..........................................     Senior Vice President and Chief Financial Officer
                                                              - Director

Gary J. Gaspar***........................................     Senior Vice President and Chief Information
                                                              Officer

Gary W. Helder...........................................     Vice President, Policy Administration
Robert W. Buchanan.......................................     Vice President, New Business
Timothy A. Reuer.........................................     Vice President, Product Development
Esfandyar Dinshaw**......................................     Senior Vice President, Annuity Division
Robert Tekolste**........................................     Vice President, Annuity Division
Meg J. Taylor***.........................................     Vice President and Chief Compliance Officer
Roger Arnold.............................................     Vice President and Chief Distribution Officer
Helms, Gregory...........................................     2nd Vice President, Policy Administration
Cindy Reed**.............................................     2nd Vice President, Annuity Division
Ron Markaway**...........................................     2nd Vice President, Annuity Division
Michael Yanacheak**......................................     Assistant Vice President, Annuity Division
Lance Larsen**...........................................     Assistant Vice President, Annuity Division


-------------------------------------------------------------------------------------------------------------------

*    Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991
**   Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266
***  525 W. Van Buren, Chicago, IL 60607



Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Incorporated (SEI). The Registrant is a segregated asset account of Midland. Sammons Enterprises, Incorporated is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Incorporated are:

  --------------------------------------------------------- ------------------------- ------------------------

  --------------------------------------------------------                               Percent Of Voting
  Name                                                            Jurisdiction           Securities Owned
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communications, Inc.                                      Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communication of Pennsylvania, Inc.                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Consolidated Investment Services, Inc. (CISI)                      Nevada                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  Richmond Holding Company, LLC                                     Delaware                5% by CISI
                                                                                            95% by SEI

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Financial Group, Inc. (SFG)                               Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Midland National Life Insurance Company                             Iowa                     100%
  --------------------------------------------------------- ------------------------- ------------------------

  Institutional Founders Life Insurance Company - voluntarily dissolved 4/1/2003

  --------------------------------------------------------- ------------------------- ------------------------

  North American Company for Life and Health Insurance              Illinois                   100%
  (NACOLAH)

  --------------------------------------------------------- ------------------------- ------------------------
  North American Company for Life & Health Insurance of                                        100%
        New York                                                    New York
  --------------------------------------------------------- ------------------------- ------------------------

  CHC Holding, Inc. - merged into Clarica Life Insurance           Wisconsin                   100%
  Company - U.S. on 4/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  Clarica Life Insurance Company - U.S. - merged into             North Dakota                 100%
  Midland National Life Insurance Company on 4/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  WSLIC Marketing Corp. - merged into Clarica Life                North Dakota                 100%
  Insurance Company - U.S. on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  CHC Services, Inc. - merged into Clarica Life Insurance          Wisconsin                   100%
  Company on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  Western States Development Corp. - merged into WSLIC            North Dakota                 100%
  Marketing Corp. on 1/1/2004

  --------------------------------------------------------- ------------------------- ------------------------

  NACOLAH Ventures, L.L.C.                                          Delaware              99% by NACOLAH
                                                                                             1% by SFG

  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Holdings, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Mortgage, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  CH Holdings, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Corporation                                                Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Otter, Inc.                                                       Oklahoma                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Cathedral Hill Hotel, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Power Development, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Gila Bend Power Partners,  L.L.C.                                 Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Mountain Valley Spring Company                                    Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Water Lines, Inc.                                                 Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution Holdings, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons VSC, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Vinson Supply (UK) LTD.                                        United Kingdom                 50%
  --------------------------------------------------------- ------------------------- ------------------------

  Mylon C. Jacobs Supply                                            Oklahoma                   100%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons CTP, Inc.                                               Pennsylvania                 100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons VPC, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Tie Investors, LLC                                                 Texas                      75%

  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons BW, Inc.                                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  TMIS, Inc.                                                         Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  B-W Mex, Inc.                                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Abastecedora de Services Industriales y Productos S.A.                               99.9% by Sammons BW,
  de C.V.  (ASPI)                                                                              Inc.
                                                                     Mexico              0.01% TMIS, Inc.

  --------------------------------------------------------- ------------------------- ------------------------
  Sealing Specialists of Texas, Inc.                                 Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs ITD Corp.                                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Trust                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Mexico, Inc.                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------

  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                        99% by Briggs
                                                                                          Equipment Trust
                                                                     Mexico           1% by Briggs Equipment
                                                                                           Mexico, Inc.

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Equipment S.A. de C.V. (BESA)                                                     99% by Briggs
                                                                                          Equipment Trust
                                                                     Mexico           1% by Briggs Equipment
                                                                                           Mexico, Inc.

  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Construction Equipment, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark LP, Inc.                                                Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark Holding, Inc.                                           Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Venture Properties, Inc.                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Realty Corporation                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture GP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture LP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Income Properties, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Eiger Venture, Inc.                                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  GBH Venture Co. , Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Grand Bahama Hotel Co.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Jack Tar Grand Bahama Limited                                     Bahamas                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  The Grove Park Inn Resort, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Tours, Inc..                                              Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities, Inc.                                          Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities Company, LLC.                                  Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Herakles Investments, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sponsor Investments, LLC.                                          Texas                      75%
  --------------------------------------------------------- ------------------------- ------------------------

  SG Reliant Investors, LLC                                         Delaware                    80%

  --------------------------------------------------------- ------------------------- ------------------------


Item 29.   Indemnification


Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.




Item 30. Principal Underwriter



     (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

          (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

    --------------------------------------- ---------------------------------
    Name and Principal                      Positions and Offices
                                            with
    Business Address*                       Sammons Securities Corporation
    --------------------------------------- ---------------------------------
    Steve Palmitier                         President
    One Midland Plaza,
    Sioux Falls, SD 57193-9991
    --------------------------------------- ---------------------------------
    Jerome S. Rydell                        Chairman

    --------------------------------------- ---------------------------------
    Michael Masterson                       Vice-Chairman
    525 West Van Buren
    Chicago, IL  60607
    --------------------------------------- ---------------------------------
    Michael J. Brooks                       Vice-President

    --------------------------------------- ---------------------------------

    Roger W. Arnold                         Vice-President
    One Midland Plaza,
    Sioux Falls, SD 57193-9991

    --------------------------------------- ---------------------------------

    Lisa S. Hoyne                           Vice-President
    One Midland Plaza,
    Sioux Falls, SD 57193-9991

    --------------------------------------- ---------------------------------

    Brandon D. Rydell                       Vice-President

    --------------------------------------- ---------------------------------

* Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103.

(c)  Compensation From the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                      (2)                     (3)                     (4)                    (5)
  Name of Principal        Net Underwriting
     Underwriter             Discounts and          Compensation on      Brokerage Commissions          Other
                              Commissions              Redemption                                   Compensation
  -----------------        -----------------         --------------      ---------------------     --------------

  Sammons Securities          $11,414,872                 None                    N/A                  $83,785
     Company, LLC



Item 31.   Location of Accounts and Records


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.


Item 32.   Management Services


All management contracts are discussed in Part A or Part B.


Item 33.   Fee Representation


Midland National Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 28th day of April, 2004.


                                              MIDLAND NATIONAL LIFE
                                              SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/                                  By:  /s/*
        -----------------------------------        ---------------------
                                                    MICHAEL M. MASTERSON
                                                    Chairman of the Board

                                              By:  MIDLAND NATIONAL LIFE
                                                   INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/                                  By:  /s/*
        -----------------------------------        ---------------------
                                                    MICHAEL M. MASTERSON
                                                    Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2004.


                      Signatures                                        Title

/s/  *                                               Chairman of the Board of Directors,
--------------------------------------------------      Director, Chief Executive Officer
     MICHAEL M. MASTERSON                               (Principal Executive Officer)



/s/*                                                 Director, Senior Vice President,
--------------------------------------------------   Chief Financial Officer (Principal Financial Officer)
     THOMAS M.MEYER



/s/  *                                               Senior Vice President, Director
---------------------------------------------------
     JOHN J. CRAIG, II

/s/  *                                               Director, President and Chief Operating Officer
---------------------------------------------------
     STEVEN C. PALMITIER


/s/  *                                               Director, Senior Vice President,
---------------------------------------------------  Corporate Actuary
      DONALD J. IVERSON

/s/  *                                               Director, Senior Vice President-Legal
---------------------------------------------------
      STEPHEN P. HORVAT, JR.

/s/  *                                               Director, Chief Executive Officer, President
---------------------------------------------------    of Sammons
      ROBERT W. KORBA



*By:  /s/_______________________________________          Date: April 28, 2004
                  Therese M. Michels
                   Attorney-in-Fact
              Pursuant to Power of Attorney



                           Registration No. 333-80975



                         POST EFFECTIVE AMENDMENT NO. 7





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                  Exhibit Index

--------------------------- ----------------------------------------------------
Item                        Exhibit
--------------------------- ----------------------------------------------------

26(k)                       (1) Opinion and Consent of Stephen P. Horvat, Jr.
                            (2) Power of Attorney

--------------------------- ----------------------------------------------------

26(l)                       Actuarial Consent - Randy D. Shaull

--------------------------- ----------------------------------------------------

26(m)                       Illustrations Calculations

--------------------------- ----------------------------------------------------

26(n)                       (1) Consent of Sutherland Asbill & Brennan LLP
                            (2) Consent of PricewaterhouseCoopers LLP

--------------------------- ----------------------------------------------------

April 28, 2004



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-14061 Amendment 13) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.




Sincerely,



/s/Stephen P. Horvat, Jr.


Stephen P. Horvat, Jr.
Senior Vice President, Secretary and General Counsel

                                POWER OF ATTORNEY



The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2003.


SIGNATURE                  DATE                SIGNATURE               DATE

/s/                        1/8/03              /s/                     1/7/03
-------------------------- ------              ----------------------- ------
Michael M. Masterson                           John J. Craig II



/s/                        1/703               /s/                     1/7/03
-------------------------- -----               ----------------------- ------
Steven C. Palmitier                            Donald J. Iverson



/s/                        1/7/03              /s/                     1/7/03
-------------------------- --------            ----------------------- ------
Stephen P. Horvat, Jr.                         Thomas M. Meyer



/s/                        1/8/03
-------------------------- ------
Robert W. Korba

April 28, 2004


Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


Gentlemen:

This opinion is furnished in connection with the filing of Post- Effective Amendment No. 7 to Registration Statement No. 333-80975 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:
The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectuses included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract and Midland Nationals administrative procedures. The rate structure of the Contracts has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions. The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,


/s/

Randy D. Shaull, FSA, MAAA
Associate Actuary - Product Development

                     Midland National Life Insurance Company
                      Survivorship Variable Universal Life
                        Exhibit 26(m) (Item 26(m) of N-6)


       TheCash Value is equal to the Contract Fund less a Surrender Charge. The
          Contract Fund at any time is the accumulation of:

          a.  The Contract Fund at the end of the previous month, plus
          b.  94 percent of Premium (this is the Premium Paid less total Premium Load of 6 percent), plus
          c.  Any increase due to investment results of the appropriate division of the separate account or interest credited to the general account, minus
          d.  The Policy Load, minus
          e.  Any Charges for Riders, minus
          f.  The Pure Cost of Insurance (referred to as Risk Charges in the policy form), minus
          g.  Any partial withdrawal, minus
          h.  any decrease due to investment results of the appropriate divisions of the separate account.

          The Guaranteed Interest rate for the General Account is 3.5 percent. The Current Interest Rate will be declared by the Company. Investment experience of the Separate Account is reflected daily and is not guaranteed. The premiums less the premium loads are accumulated from the date they are paid. The premium loads total six percent of premiums and are comprised of a 2.25 percent sales load, a 1.5 percent Federal Tax charge and a 2.25 percent premium tax charge. The Policy Loads and Rider Charges are deducted from the contract fund at the beginning of the month, before the Pure Cost of Insurance is determined. The Pure Cost of Insurance is the Amount at Risk times the Cost of Insurance Rate (referred to as Risk Rate in the policy form). The last survivor cost of insurance rates are derived using the "Frasier Method". The individual rates which are used in the "Frasierization" process for deriving current last survivor cost of insurance rates are attached in Exhibit A. Such individual rates are first increased to allow for any substandard rating by multiplying the appropriate rate by the table rating multiple and then adding any flat extra ratings. Individuals which are rated as uninsurable will have a flat extra charge of $200 per $1,000 of insurance.

The Frasier Method of deriving the last survivor cost of insurance rates is shown below.

                 * = multiplication sign
                 / = division sign
                 x = issue age of first insured
                 y = issue age of second insured
           q (x:t) = individual life mortality charge for life x in year t as shown in Exhibit A.
           p (x:t) =  [(1 - q(x:1))*...........*(1 - q(x:t))], where p(x:0) = 1.0
           q (y:t) = individual life mortality charge for life y in year t as shown in Exhibit A.
           p (y:t) =  [(1 - q(y:1)*...........*(1 - q(y:t))], where p(y:0) = 1.0
          q (xy:t) = last survivor mortality rate for x and y in year t+1

                 The q's are combined with the formulas:

           p(xy:t) = p(x:t) + p(y:t) - p(x:t)*p(y:t), where p(xy:0) = 1.0

           q(xy:t) = 1 - p(xy:t)/p(xy:t-1)


Once the last survivor rates are Frasierized, the current cost of insurance rates are increased by a loading factor subject to a cap. Thus, the last survivor COI rate on a current basis, for year t is derived as follows:

   COI Load (t) = q(xy:t) * Load Factor (t), where
   COI Load (t) = loading for the last survivor rate in policy year t Load Factor (t) = Loading factor as shown in Exhibit B for policy year t

Load (t) = Minimum (COI Load (t), CAP (JEA)/1,000), where
             CAP(JEA) = CAP on the COI loading as shown in Exhibit B for each Joint Equal Age.

COI(t) = q(xy:t) + Load(t)

The guaranteed maximum Cost of Insurance rates are also derived using the Frasier Method. However, the guaranteed Cost of Insurance rates do not have any Loading Factors. The single life guaranteed rates which are used in the Frasierization process are the individual rates from the 1980 CSO, Ordinary, Sex-District, Smoker and non-Smoker Mortality Tables.

     Current rates are not allowed to exceed guaranteed rates at any duration.

     Neither current or guaranteed rates are re-calculated upon the death of the first insured.

The Surrender Charge varies by the Joint Equal Age and policy duration. The first year charge and the factors applied to this charge for remaining policy durations is shown in Exhibit C.

       2. Formulae and Sample Calculations

          The following Formulae and Sample Calculations assume the Premium is paid on the due date and assume there are no cash value withdrawals.

          a.  Contract Fund

              Definitions

              tCF   =   Contract Fund at the end of the month t

              0CF   =   0

              tP    =   Any Premium received, including Premium for Riders for month t.

              Et    =   The Policy Load as explained below.

              tR    =   All Rider charges for month t

              tIE   =   The monthly Investment Experience Factor for month t which is based on the experience of the Separate Account net of any charges taken out of the Separate Account, plus any interest credited to the General Account.

             tCOI   =   Monthly Cost of Insurance Rate as derived in Section B.1, for month t.

              PI    =   Pure Insurance Cost

            tTDB    =   Total Death Benefit for month t:  The total Death Benefit will vary by Benefit Option, either Specified Amount or Specified Amount plus Contract Fund.  The tTDB will increase to the product of the Contract Fund times the Corridor Percentage (shown in the policy) if this product is greater than the benefit otherwise defined.

       tCF=   (t-1CF + .940 * tP - Et - tR - PI) * tIE

       WHERE

          PI        =   (tTDB-H) * tCOI

          H         =   tCF + .940 * tP - tR - Et

              Sample Calculation:

              Male, Nonsmoker and a Female, Nonsmoker
              Both Insureds Issue Age 55
              Annual Premium $17,500
              Duration:  End of Year 5 (Month = 60)
              Death Benefit Option 1
              Standard Corridor Factor Table
              Death Benefit = Specified Amount = $1,000,000
              No Riders Attached
              Assumes an annual effective increase of 12.0% less 0.87% (average fund manager fees) less 0.50%
              (annual mortality & expense charge) = 10.63%


          59CF      =   104,365.72

             H      =   104,365.72 + 0 - 0 - 177 = $104,188.72

            PI      =   (1,000,000 - 104,188.72) * 0.000015297

                    =   13.62

          60CF      =   (104,365.72 + 0 - 177 - 0 - 13.62) * (1.1063)^(1/12)

                    =   105,024.09



Note: For policy years in 11 and beyond, the guaranteed annual effective increase is 12.0% less 0.87% (average fund manager fees) less 0.25%
      (current annual mortality & expense charge) = 10.88%


         Surrender Charges:

          The surrender charge for each policy year is a percentage of the first year surrender charge. For policy year 5 it is 85% of the first year surrender charge for the example insured's shown above. A male standard nonsmoker issue age 55 with a female standard nonsmoker issue age 55 has a first year surrender charge of $12.00 per $1,000 of face amount.

Policy Year 5 surrender Charge for above example is as follows:
          $1,000,000/$1,000 * 12.00 * 0.85 = $10,200.00

The appropriate surrender charge percentage for each policy year is shown below.


     Duration  JEA 20-75     JEA 76      77         78        79       80      81       82      83        84     85
          1        100%        100%     100%       100%      100%     100%    100%     100%    100%      100%   100%
          2        100%         95%      95%        95%       95%      95%     95%      95%     95%       90%    90%
          3         95%         90%      85%        85%       85%      85%     85%      85%     85%       80%    80%
          4         90%         85%      80%        75%       75%      75%     75%      75%     75%       70%    70%
          5         85%         80%      75%        70%       65%      65%     65%      65%     65%       60%    60%
          6         80%         75%      70%        65%       60%      55%     55%      55%     55%       50%    50%
          7         75%         70%      65%        60%       55%      50%     45%      45%     45%       40%    40%
          8         70%         65%      60%        55%       50%      45%     40%      35%     35%       30%    30%
          9         65%         60%      55%        50%       45%      40%     35%      30%     25%       20%    20%
         10         60%         55%      50%        45%       40%      35%     30%      25%     20%       15%    10%
         11         55%         50%      45%        40%       35%      30%     25%      20%     15%       10%     0%
         12         50%         45%      40%        35%       30%      25%     20%      15%     10%        0%     0%
         13         45%         40%      35%        30%       25%      20%     15%      10%      0%        0%     0%
         14         40%         30%      30%        25%       20%      15%     10%       0%      0%        0%     0%
         15         20%         20%      20%        20%       15%      10%      0%       0%      0%        0%     0%
         16+         0%          0%       0%         0%        0%       0%      0%       0%      0%        0%     0%


          b. Cost of Insurance

              The standard Guaranteed Maximum Monthly Cost of Insurance Rate (Risk Rate) is equal to the annual rate divided by 12. The derivation of the annual rate is described above. These are shown in the policy form.

              Our Company intends to declare Cost of Insurance Rates (Risk Rates) lower than those guaranteed if our mortality expectations permit. Initially, the Rates will be set lower than the guaranteed rates and will vary by the issue ages, sexes, policy duration, and premium classes of the two insureds (preferred nonsmoker, nonsmoker and smoker).

          c.  Policy Loads

              On a guaranteed basis, there will be a monthly per policy charge of $10.00 which will apply in all years. On a current basis this charge will drop to $5 per month after the 10th policy year.

              A per $1,000 charge which varies by the Joint Equal Age is shown below. The per $1,000 charge is only deducted in the first 10 years on both a current and guaranteed basis.

          d.  Premium Load

              The premium load is 6.0% of premiums in all policy years.

Per $1,000 Charge - JEA (Joint Equal Age)

              Annual                     Annual
              Per                        Per
              $1,000                     $1,000
       JEA    Policy            JEA      Policy
              Load                       Load
        20   $ 0.78                67        $
                                          5.02
        21     0.78                68     5.34
        22     0.78                69     5.68
        23     0.78                70     6.02
        24     0.78                71     6.38
        25     0.78                72     6.76
        26     0.79                73     7.08
        27     0.79                74     7.32
        28     0.80                75     7.56
        29     0.80                76     7.79
        30     0.82                77     8.00
        31     0.82                78     8.21
        32     0.83                79     8.39
        33     0.84                80     8.56
        34     0.86                81     8.71
        35     0.89                82     8.86
        36     0.92                83     9.00
        37     0.96                84     9.19
        38     1.00                85     9.38
        39     1.03
        40     1.07
        41     1.10
        42     1.15
        43     1.20
        44     1.26
        45     1.32
        46     1.38
        47     1.44
        48     1.51
        49     1.58
        50     1.67
        51     1.75
        52     1.84
        53     1.92
        54     2.05
        55     2.21
        56     2.40
        57     2.60
        58     2.81
        59     3.02
        60     3.24
        61     3.44
        62     3.65
        63     3.84
        64     4.12
        65     4.40
        66     4.70

                                 April 27, 2004




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                  RE:      Variable Survivorship Life
                           Form N-6, File No. 33-80975

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 33-80975). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    SUTHERLAND ASBILL & BRENNAN LLP



                                    By:      /s/
                                         ---------------------------------------
                                            Frederick R. Bellamy

CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 7 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-80975) of our report dated March 18, 2004 on our audit of the financial statements of Midland National Life Separate Account A and our report dated March 3, 2004 on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Matters" in such Registration Statement.





                                                     /s/
                                                     PRICEWATERHOUSECOOPERS LLP



Minneapolis, Minnesota

April 26, 2004